                                                                         EXECUTION COPY

                        GMACM HOME EQUITY LOAN TRUST 2006-HE3,

                                        Issuer,

                                          and

                      JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

                                   Indenture Trustee

                               ________________________

                                       INDENTURE

                               ________________________

                              Dated as of August 30, 2006

                       GMACM HOME EQUITY LOAN-BACKED TERM NOTES

                    RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
ACT OF 1939 AND INDENTURE PROVISIONS*

        Trust Indenture
        Act Section                                                Indenture Section
        310(a)(1)..............................................................6.11
        (a)(2).................................................................6.11
        (a)(3).................................................................6.10
        (a)(4).......................................................Not Applicable
        (a)(5).................................................................6.11
        (b)..............................................................6.08, 6.11
        (c)..........................................................Not Applicable
        311(a).................................................................6.12
        (b)....................................................................6.12
        (c)..........................................................Not Applicable
        312(a)........................................................7.01, 7.02(a)
        (b).................................................................7.02(b)
        (c).................................................................7.02(c)
        313(a).................................................................7.04
        (b)....................................................................7.04
        (c)......................................................7.03(a)(iii), 7.04
        (d)....................................................................7.04
        314(a)........................................................3.10, 7.03(a)
        (b)....................................................................3.07
        (c)(1)....................................................8.05(c), 10.01(a)
        (c)(2)....................................................8.05(c), 10.01(a)
        (c)(3)......................................................Not Applicable
        (d)(1)....................................................8.05(c), 10.01(b)
        (d)(2)....................................................8.05(c), 10.01(b)
        (d)(3)....................................................8.05(c), 10.01(b)
        (e)................................................................10.01(a)
        315(a)..............................................................6.01(b)
        (b)....................................................................6.05
        (c).................................................................6.01(a)
        (d).................................................................6.01(c)
        (d)(1)..............................................................6.01(c)
        (d)(2)..............................................................6.01(c)
        (d)(3)..............................................................6.01(c)
        (e)....................................................................5.13
        316(a)(1)(A)...........................................................5.11
        316(a)(1)(B)...........................................................5.12
        316(a)(2)....................................................Not Applicable
        316(b).................................................................5.07
        317(a)(1)..............................................................5.04
        317(a)(2)...........................................................5.03(d)
        317(b)..............................................................3.03(a)
        318(a)................................................................10.07

*This  reconciliation  and tie shall not, for any purpose,  be deemed to be part of the within indenture.

                                   TABLE OF CONTENTS

        Section 3.01      Collection of Payments with Respect to the Mortgage

        Section 3.12      Representations and Warranties Concerning the

        Section 3.22      Owner Trustee Not Liable for Certificates or Related

        Section 4.02      Registration of and Limitations on Transfer and
                          Exchange of Notes; Appointment of Certificate

        Section 5.03      Collection of Indebtedness and Suits for Enforcement

        Section 5.07      Unconditional Rights of Noteholders to Receive

        Section 6.10      Appointment of Co-Indenture Trustee or Separate

        Section 7.01      Issuer to Furnish Indenture Trustee Names and
                          Addresses of Noteholders.........................................44

        Section 7.02      Preservation of Information; Communications to

        Section 10.04     Notices, etc., to Indenture Trustee, Issuer, Enhancer

        Section 11.02     Servicer, REMIC Administrator and Indenture Trustee
                          Indemnification..................................................62

        Section 11.03     Designation of REMIC(s)..........................................62

EXHIBITS
Exhibit A......-      Form of Notes
Exhibit B......-      Form of 144A Investment Representation
Exhibit C......-      Form of Investor Representation Letter
Exhibit D......-      Form of Transferor Certificate
Appendix A.....-      Definitions

        This Indenture,  dated as of August 30, 2006, is between GMACM Home Equity Loan
Trust 2006-HE3,  a Delaware  statutory  trust,  as issuer (the "Issuer"),  and JPMorgan
Chase Bank, National Association, as indenture trustee (the "Indenture Trustee").

                                      WITNESSETH:

        Each party hereto  agrees as follows for the benefit of the other party and for the equal and ratable  benefit of the  Noteholders  and the  Enhancer  of the  Issuer's
Series 2006-HE3 GMACM Home Equity Loan-Backed Term Notes (the "Notes").

                                   GRANTING CLAUSE:

        The Issuer  hereby  Grants to the  Indenture  Trustee on the Closing  Date,  as
trustee  for the  benefit of the  Noteholders  and the  Enhancer,  all of the  Issuer's
right, title and interest in and to all accounts,  chattel paper,  general intangibles, contract  rights,  payment  intangibles,  certificates  of deposit,  deposit  accounts, instruments,  documents,  letters of  credit,  money,  advices  of  credit,  investment property,  goods and other property  consisting of, arising under or related to whether now existing or hereafter  created in any of the  following:  (a) the Initial  Mortgage
Loans  and  any  Subsequent  Mortgage  Loans,  and  all  monies  due or to  become  due thereunder;  (b) the Custodial Account,  Note Payment Account,  Pre-Funding Account and
Capitalized  Interest  Account,  and all funds on deposit or credited thereto from time to time;  (c) all  hazard  insurance  policies;  (d) the Hedge  Agreement;  and (e) all present and future  claims,  demands,  causes and choses in action in respect of any or all of the foregoing  and all payments on or under,  and all proceeds of every kind and nature  whatsoever  in respect of, any or all of the  foregoing  and all payments on or under,  and all  proceeds  of  every  kind  and  nature  whatsoever  in the  conversion thereof,  voluntary  or  involuntary,  into  cash or other  liquid  property,  all cash proceeds,  accounts, accounts receivable,  notes, drafts, acceptances,  checks, deposit accounts,  rights to payment of any and every kind, and other forms of obligations  and receivables,  instruments  and other property which at any time  constitute all or part of or are included in the proceeds of any of the  foregoing  (collectively,  the "Trust
Estate" or the "Collateral").

        The foregoing  Grant is made in trust to secure the payment of principal of and interest  on, and any other  amounts  owing in  respect  of,  the  Notes,  equally  and ratably without prejudice,  priority or distinction,  and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

        The  foregoing  Grant shall inure to the benefit of the  Enhancer in respect of draws  made  on the  Policy  and  amounts  owing  from  time to  time  pursuant  to the
Insurance  Agreement  (regardless  of whether such  amounts  relate to the Notes or the
Certificates),  and such Grant shall  continue in full force and effect for the benefit of the Enhancer until all such amounts owing to it have been repaid in full.

        The Indenture  Trustee,  as trustee on behalf of the Noteholders,  acknowledges such Grant,  accepts the trust under this  Indenture in accordance  with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

ARTICLE I

                                      Definitions

Section 1.01...Definitions.  For all  purposes of this  Indenture,  except as otherwise expressly provided herein or unless the context otherwise  requires,  capitalized terms not  otherwise  defined  herein shall have the  meanings  assigned to such terms in the
Definitions  attached  hereto  as  Appendix  A,  which  is  incorporated  by  reference herein.  All other  capitalized  terms used herein  shall have the  meanings  specified herein.

Section 1.02...Incorporation  by  Reference  of  Trust  Indenture  Act.  Whenever  this
Indenture  refers  to a  provision  of  the  Trust  Indenture  Act  (the  "TIA"),  such provision  is  incorporated  by  reference  in and made a part of this  Indenture.  The following TIA terms used in this Indenture have the following meanings:

               "Commission" means the Securities and Exchange Commission.

               "indenture securities" means the Notes.

               "indenture security holder" means a Noteholder.

               "indenture to be qualified" means this Indenture.

               "indenture  trustee"  or  "institutional  trustee"  means the  Indenture
Trustee.

               "obligor"  on the  indenture  securities  means the Issuer and any other obligor on the indenture securities.

               All other TIA terms  used in this  Indenture  that are  defined  by TIA, defined by TIA  reference  to another  statute or defined by  Commission  rule have the meaning assigned to them by such definitions.

Section 1.03...Rules of Construction.  Unless the context otherwise requires:

(a)     a term has the meaning assigned to it;

(b)     an  accounting  term not  otherwise  defined has the meaning  assigned to it in accordance  with  generally  accepted  accounting  principles as in effect from time to time;

(c)     "or" includes "and/or";

(d)     "including" means "including without limitation";

(e)     words in the  singular  include the plural and words in the plural  include the singular;

(f)     the term "proceeds" has the meaning ascribed thereto in the UCC; and

(g)     any  agreement,  instrument or statute  defined or referred to herein or in any instrument  or  certificate  delivered in  connection  herewith  means such  agreement, instrument  or statute  as from time to time  amended,  modified  or  supplemented  and includes (in the case of  agreements  or  instruments)  references  to all  attachments thereto and instruments  incorporated  therein;  references to a Person are also to its permitted successors and assigns.

ARTICLE II

                              Original Issuance of Notes

Section 2.01...Form. The Notes,  together with the Indenture  Trustee's  certificate of authentication,  shall be in  substantially  the form set forth in Exhibit A, with such appropriate insertions,  omissions,  substitutions and other variations as are required or permitted by this  Indenture  and may have such  letters,  numbers or other marks of identification  and such legends or  endorsements  placed thereon as may,  consistently herewith,  be  determined by the officers  executing  the Notes,  as evidenced by their execution  thereof.  Any  portion  of the  text of any  Note  may be set  forth  on the reverse thereof, with an appropriate reference thereto on the face of such Note.

        The Notes shall be typewritten,  printed,  lithographed or engraved or produced by any  combination  of these  methods,  all as determined by the  Authorized  Officers executing such Notes, as evidenced by their execution of such Notes.

        The terms of the Notes  set  forth in  Exhibit A  are part of the terms of this
Indenture.

Section 2.02...Execution,  Authentication and Delivery.  The Notes shall be executed on behalf of the  Issuer by any of its  Authorized  Officers.  The  signature  of any such
Authorized Officer on the Notes may be manual or facsimile.

        Notes bearing the manual or facsimile  signature of individuals who were at any time  Authorized  Officers of the Issuer  shall bind the Issuer,  notwithstanding  that such  individuals  or any of  them  have  ceased  to hold  such  offices  prior  to the authentication  and  delivery of such Notes or did not hold such offices at the date of such Notes.

        The Indenture Trustee shall upon Issuer Request  authenticate and deliver Notes for  original  issue in an amount  equal to the Initial  Aggregate  Note  Balance.  The
Class A-1,  Class  A-2,  Class A-3,  Class A-4 and Class A-5 Notes  shall have  initial principal or notional  amounts of the Initial  Class A-1 Note  Balance,  Initial  Class
A-2 Note Balance,  Initial  Class A-3 Note Balance,  Initial Class A-4 Note Balance and
Initial Class A-5 Note Balance, respectively.

        Each Note  shall be dated the date of its  authentication.  The Notes  shall be issuable as  registered  Book-Entry  Notes,  and the Notes shall be issuable in minimum denominations of $25,000 and integral multiples of $1,000 in excess thereof.

        No Note shall be entitled to any benefit  under this  Indenture  or be valid or obligatory  for any  purpose,  unless  there  appears  on such  Note a  certificate  of
authentication   substantially  in  the  form  provided  for  herein  executed  by  the
Indenture  Trustee by the manual  signature of one of its authorized  signatories,  and such  certificate  upon any Note shall be conclusive  evidence,  and the only evidence, that such Note has been duly authenticated and delivered hereunder.

ARTICLE III

                                       Covenants

Section 3.01...Collection  of  Payments  with  Respect  to  the  Mortgage  Loans.   The
Indenture  Trustee shall  establish  and maintain with itself the Note Payment  Account in  which  the  Indenture  Trustee  shall,  subject  to the  terms  of this  paragraph, deposit,  on  the  same  day as it is  received  from  the  Servicer,  each  remittance received by the  Indenture  Trustee with respect to the Mortgage  Loans.  The Indenture
Trustee  shall make all payments of principal of and interest on the Notes,  subject to
Section 3.03  as  provided  in  Section 3.05  herein from monies on deposit in the Note
Payment Account.

Section 3.02...Maintenance  of Office or Agency.  The Issuer will  maintain in the City of New  York,  New  York,  an  office  or agency  where,  subject  to  satisfaction  of conditions set forth herein,  Notes may be surrendered for  registration of transfer or exchange,  and where  notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.  The Issuer hereby  initially  appoints the Indenture
Trustee  to serve as its agent for the  foregoing  purposes.  If at any time the Issuer shall  fail to  maintain  any such  office  or  agency  or shall  fail to  furnish  the
Indenture  Trustee with the address thereof,  such surrenders,  notices and demands may be made or served at the  Corporate  Trust Office,  and the Issuer hereby  appoints the
Indenture Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.03...Money for  Payments to Be Held in Trust;  Paying  Agent.  As provided in
Section  3.01,  all  payments of amounts due and payable with respect to any Notes that are to be made  from  amounts  withdrawn  from the Note  Payment  Account  pursuant  to
Section 3.01 shall be made on behalf of the Issuer by the  Indenture  Trustee or by the
Paying Agent,  and no amounts so withdrawn  from the Note Payment  Account for payments of Notes  shall be paid over to the Issuer  except as provided  in this  Section  3.03.
The Issuer  hereby  appoints  the  Indenture  Trustee to act as  initial  Paying  Agent hereunder.  The Issuer will cause each Paying  Agent other than the  Indenture  Trustee to execute  and deliver to the  Indenture  Trustee an  instrument  in which such Paying
Agent shall agree with the  Indenture  Trustee  (and if the  Indenture  Trustee acts as
Paying  Agent,  it hereby so agrees),  subject to the  provisions of this Section 3.03, that such Paying Agent will:

(a)     hold all sums held by it for the  payment  of amounts  due with  respect to the
Notes in trust for the benefit of the Persons  entitled  thereto  until such sums shall be paid to such Persons or otherwise  disposed of as herein  provided and pay such sums to such Persons as herein provided;

(b)     give the Indenture  Trustee and the Enhancer  written  notice of any default by the Issuer of which it has actual  knowledge  in the making of any payment  required to be made with respect to the Notes;

(c)     at any time  during  the  continuance  of any such  default,  upon the  written request of the Indenture  Trustee,  forthwith pay to the Indenture  Trustee all sums so held in trust by such Paying Agent;

(d)     immediately  resign as Paying Agent and forthwith pay to the Indenture  Trustee all sums held by it in trust  for the  payment  of  Notes,  if at any time it ceases to meet  the  standards  required  to be  met  by a  Paying  Agent  at  the  time  of  its appointment;

(e)     comply with all  requirements of the Code with respect to the withholding  from any  payments  made by it on any  Notes of any  applicable  withholding  taxes  imposed thereon  and with  respect  to any  applicable  reporting  requirements  in  connection therewith  (including  reporting  payments  of  interest  on the  Notes  in  excess  of interest  at the Net WAC  Rate  and  interest  on any of the  foregoing  in the form of
Interest Carry Forward Amounts, as payments on an interest rate cap agreement); and

(f)     deliver  to the  Indenture  Trustee  a copy  of the  statement  to  Noteholders prepared  with respect to each Payment  Date by the Servicer  pursuant to  Section 4.01 of the Servicing Agreement.

        The Issuer may at any time, for the purpose of obtaining the  satisfaction  and discharge of this  Indenture or for any other  purpose,  by Issuer  Request  direct any
Paying  Agent to pay to the  Indenture  Trustee  all sums held in trust by such  Paying
Agent,  such sums to be held by the  Indenture  Trustee  upon the same  trusts as those upon  which the sums were  held by such  Paying  Agent;  and upon such  payment  by any
Paying Agent to the  Indenture  Trustee,  such Paying Agent shall be released  from all further liability with respect to such money.

        Subject to applicable laws with respect to escheat of funds,  any money held by the  Indenture  Trustee or any Paying  Agent in trust for the payment of any amount due with  respect to any Note and  remaining  unclaimed  for one year after such amount has become due and payable  shall be  discharged  from such trust and be paid to the Issuer on Issuer Request;  and the Noteholder of such Note shall  thereafter,  as an unsecured general  creditor,  look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer),  and all liability of the  Indenture  Trustee or such Paying Agent with  respect to such trust money shall  thereupon  cease;  provided, however,  that the  Indenture  Trustee or such Paying Agent,  before being  required to make any such  repayment,  shall at the expense and direction of the Issuer cause to be published once, in an Authorized  Newspaper,  notice that such money remains  unclaimed and that,  after a date  specified  therein,  which shall not be less than 30 days from the date of such  publication,  any unclaimed balance of such money then remaining will be repaid to the  Issuer.  The  Indenture  Trustee  may also adopt and  employ,  at the expense and direction of the Issuer,  any other  reasonable  means of  notification  of such  repayment  (including,  but not limited to,  mailing  notice of such repayment to the  Enhancer  and  Noteholders  of the Notes  which have been called but have not been surrendered  for  redemption  or whose  right to or  interest in monies due and payable but not claimed is  determinable  from the records of the  Indenture  Trustee or of any
Paying Agent, at the last address of record for each such Noteholder).

Section 3.04...Existence.  The Issuer  will keep in full effect its  existence,  rights and  franchises  as a statutory  trust under the laws of the State of Delaware  (unless it becomes,  or any successor Issuer hereunder is or becomes,  organized under the laws of any other state or of the United  States of  America,  in which case the Issuer will keep in full effect its existence,  rights and franchises  under the laws of such other jurisdiction)  and will obtain and  preserve its  qualification  to do business in each jurisdiction  in which such  qualification  is or shall be  necessary  to  protect  the validity and  enforceability of this Indenture,  the Notes, the Mortgage Loans and each other instrument or agreement included in the Trust Estate.

Section 3.05...Priority of Distributions; Defaulted Interest.

(a)     In accordance with Section 3.03(a) of the Servicing Agreement,  the priority of
distributions   on  each  Payment  Date  from   Principal   Collections   and  Interest
Collections  with respect to the Mortgage  Loans,  any optional  advance of  delinquent principal  or interest  on the  Mortgage  Loans made by the  Servicer in respect of the related  Collection  Period,  any Policy Draw Amount  deposited  into the Note  Payment
Account (to be applied  solely  with  respect to the  payment of amounts  described  in clauses (i) and (vi) under this  Section 3.05(a)),  and any amounts  transferred to the
Note Payment Account from the  Pre-Funding  Account and  Capitalized  Interest  Account
pursuant to Sections 3.18 and 3.19 of the Servicing Agreement, is as follows:

(i)     from Interest Collections,  to the Enhancer,  the amount of the premium for the
        Policy and any unpaid  premium for the Policy from prior  Payment  Dates,  with interest thereon as provided in the Insurance Agreement;

(ii)    from Interest  Collections,  any Capitalized  Interest  Requirement pursuant to
        Section 3.19(b)  of the  Servicing  Agreement  and any Policy  Draw Amount with respect to the Notes  deposited  into the Note Payment  Account on such Payment
        Date pursuant to Section 3.28(a)(ii),  to the Note Payment Account, for payment by the Paying  Agent to the  Noteholders,  pro rata,  interest  for the related
        Interest  Period  at  the  related  Note  Rate  on  the  related  Note  Balance immediately  prior to such Payment Date,  excluding  any Relief Act  Shortfalls allocated  thereto pursuant to Section 3.05(d),  plus any such amount remaining unpaid from prior Payment Dates;

(iii)   from   Principal   Collections,   for  payment  by  the  Paying  Agent  to  the
        Noteholders,  as a  distribution  of  principal  on the  Notes,  the  Principal
        Distribution  Amount for such  Payment  Date to be  allocated  to each Class of
        Notes as described in Section  3.05(b) below,  until the Note Balances  thereof have been reduced to zero;

(iv)    from Excess Spread,  for payment by the Paying Agent to each Class of Notes, as a distribution  of principal on the Notes, in the priority set forth in section
        3.05(b),   an  amount  equal  to  the  Liquidation  Loss  Distribution   Amount
        (excluding  Liquidation  Loss Amounts that have been allocated to the reduction of the Note Balance of the Notes pursuant to Section  3.05(c) hereof) until the
        Note Balance of each Class of Notes has been reduced to zero;

(v)     to the  Enhancer,  to  reimburse  it for prior draws made on the  Policy,  with interest thereon as provided in the Insurance Agreement;

(vi)    from Excess  Spread,  or payment by the Paying Agent to the  Noteholders of the
        Class  of  Notes  in  the   priority   set  forth  in  Section   3.05(b),   the
        Overcollateralization  Increase Amount,  if any, until the Note Balance of each
        Class of Notes has been reduced to zero;

(vii)   to the  Enhancer,  any amounts owed to the Enhancer  pursuant to the  Insurance
        Agreement other than amounts specified in clauses (i) or (vi) above;

(viii)  to the Indenture  Trustee,  any amounts owing to the Indenture Trustee pursuant to Section 6.07 to the extent remaining unpaid;

(ix)    after  application  of all Hedge  Payments  with respect to such Payment  Date, from Excess Spread  remaining after the  distributions  pursuant to clauses (i)
        through (viii),  to pay each Class of Notes and for payment by the Paying Agent pursuant  to the  irrevocable  instruction  of the  holders  of  the  Class  SB
        Certificates (as the parties  otherwise  entitled to such amounts as the owners of the REMIC III Regular  Interests SB) as set forth in the Trust Agreement and incorporated  herein,  pro rata in accordance with their respective  amounts of
        Interest Carry Forward Amounts

(x)     any remaining  amount,  to the  Distribution  Account,  for distribution to the holders of the Certificates by the Certificate  Paying Agent in accordance with the Trust Agreement;

provided,  that on the Final  Payment  Date,  the amount  that is  required  to be paid pursuant to clause  (iii) above shall be equal to the Note  Balance  immediately  prior to such Payment Date.

               Amounts  distributed  to the  Noteholders  pursuant to the above clauses
(ii), (iii),  (iv) and (vi) from Interest  Collections,  Principal  Collections and the
Policy Draw Amount shall be treated for tax purposes as  distributions  with respect to the REMIC II Regular  Interests  A-1,  A-2,  A-3,  A-4 and A-5,  respectively.  Amounts distributed  pursuant to clause (x) shall be treated as having been  distributed to the
REMIC II Regular Interest SB-IO.

               On each Payment  Date,  the Paying  Agent shall  apply,  from amounts on
deposit  in  the  Note  Payment   Account,   and  in  accordance   with  the  Servicing
Certificate,  the  amounts  set  forth  above in the  order of  priority  set  forth in
Section 3.05(a).

               Amounts  paid to  Noteholders  shall be paid in  respect of the Notes in accordance  with the applicable  percentage as set forth in  Section 3.05(e).  Interest on the Class A-1 Notes will be  computed  on the basis of the actual  number of days in each Interest  Period and a 360 day year.  Interest on the Class A-2,  Class A-3, Class
A-4 and Class A-5 Notes will be computed on the basis of a 360-day year  consisting  of twelve 30-day  months.  Any  installment  of interest or principal  payable on any Note that is punctually  paid or duly provided for by the Issuer on the  applicable  Payment
Date shall be paid to the  Noteholder of record  thereof on the  immediately  preceding
Record Date by wire  transfer  to an account  specified  in writing by such  Noteholder reasonably  satisfactory  to the Indenture  Trustee,  or by check or money order mailed to such Noteholder at such  Noteholder's  address  appearing in the Note Register,  the amount  required to be distributed to such  Noteholder on such Payment Date pursuant to such  Noteholder's  Notes;  provided,  that the Indenture  Trustee shall not pay to any such  Noteholder any amounts  required to be withheld from a payment to such Noteholder by the Code.

(b)     The   Principal   Distribution   Amount   distributable   pursuant  to  Section
3.05(a)(iii),  Liquidation Loss  Distribution  Amounts  distributable to the holders of the Notes pursuant to Section  3.05(a)(iv) and  Overcollateralization  Increase Amounts
distributable  to the  holders of the Notes  pursuant  to Section  3.05(a)(vi)  will be distributed as follows:

(i)     first,  to the  Class A-5  Notes,  an  amount  equal to the  Class A-5  Lockout
        Distribution  Amount for that payment date,  until the Note Balance thereof has been reduced to zero; and

(ii)    second, to the Class A-1,  Class A-2,  Class A-3, Class A-4 and Class A-5 Notes
        (without regard to the Class A-5 Lockout  Distribution  Amount), in that order, in each case until the Note Balance thereof has been reduced to zero;

        provided,  however, that if an Enhancer Default has occurred and is continuing, payments  of  principal  on the Notes will be paid pro rata to the  outstanding
        Classes of Notes.

(c)     Principal  of each Note shall be due and  payable in full on the Final  Payment
Date  as  provided  in the  applicable  form of Note  set  forth  in  Exhibits  A.  All principal  payments on the Notes shall be made in accordance  with the  priorities  set
forth  in  Sections 3.05(a)   and  3.05(b)  to  the  Noteholders  entitled  thereto  in
accordance with the related  Percentage  Interests  represented  thereby.  Upon written notice to the Indenture  Trustee by the Issuer,  the Indenture Trustee shall notify the
Person  in the name of which a Note is  registered  at the  close  of  business  on the
Record  Date  preceding  the  Final  Payment  Date or  other  final  Payment  Date,  as applicable.  Such  notice  shall be mailed or faxed no later  than five  Business  Days prior to the Final  Payment  Date or such other  final  Payment  Date and,  unless such
Note is then a Book-Entry  Note,  shall  specify that payment of the  principal  amount and any  interest  due with  respect  to such  Note at the Final  Payment  Date or such other final Payment Date will be payable only upon  presentation  and surrender of such
Note,  and shall  specify the place where such Note may be  presented  and  surrendered for such final payment.

               On each Payment  Date,  the  Overcollateralization  Amount  available to cover any  Liquidation  Loss Amounts on such Payment Date shall be deemed to be reduced by an amount equal to such  Liquidation  Loss  Amounts  (except to the extent that such
Liquidation  Loss  Amounts were covered on such Payment Date by a payment in respect of
Liquidation Loss Amounts).

(d)     With  respect  to any  Payment  Date,  interest  payments  on the Notes will be reduced by any Relief Act  Shortfalls for the related  Collection  Period on a pro rata basis in  accordance  with the amount of interest  payable on the Notes on such Payment
Date, absent such reduction.

(e)     On each Payment  Date,  the  Indenture  Trustee  shall apply any Hedge  Payment first as a payment  to the  Holders  of the Class A-1 Notes in an amount  not to exceed the Interest  Carryforward  Amount on the Class A-1 Notes as of such Payment Date,  and the remainder to the  Certificate  Paying Agent for payment to the Holders of the Class
SB Certificates.

Section 3.06   Protection of Trust Estate.

(a)     The Issuer  shall from time to time  execute and  deliver all such  supplements and  amendments  hereto and all such  financing  statements,  continuation  statements, instruments  of  further  assurance  and other  instruments,  and will take such  other action necessary or advisable to:

(i)     maintain or preserve the lien and security  interest (and the priority thereof)
        of this Indenture or carry out more effectively the purposes hereof;

(ii)    perfect,  publish  notice of or protect the validity of any Grant made or to be made by this Indenture;

(iii)   cause the Trust to enforce any of the Mortgage Loans; or

(iv)    preserve and defend  title to the Trust Estate and the rights of the  Indenture
        Trustee  and the  Noteholders  in such Trust  Estate  against the claims of all persons and parties.

(b)     Except as otherwise  provided in this  Indenture,  the Indenture  Trustee shall not remove any portion of the Trust  Estate that  consists of money or is  evidenced by an  instrument,  certificate  or other  writing from the  jurisdiction  in which it was held  at the  date  of the  most  recent  Opinion  of  Counsel  delivered  pursuant  to
Section 3.07  (or from the  jurisdiction  in  which  it was  held as  described  in the
Opinion of Counsel  delivered  at the  Closing  Date  pursuant to  Section 3.07,  if no
Opinion  of  Counsel  has yet been  delivered  pursuant  to  Section 3.07)  unless  the
Indenture  Trustee  shall have first  received an Opinion of Counsel to the effect that the  lien  and  security  interest  created  by this  Indenture  with  respect  to such property will continue to be maintained after giving effect to such action or actions.

        The  Issuer   hereby   designates   the   Indenture   Trustee   its  agent  and
attorney-in-fact to execute any financing  statement,  continuation  statement or other instrument required to be executed pursuant to this Section 3.06.

Section 3.07   Opinions as to Trust Estate.

        On the Closing Date, the Issuer shall furnish to the Indenture  Trustee and the
Owner  Trustee an Opinion of Counsel at the expense of the Issuer  stating  that,  upon delivery  of  the  Mortgage  Notes  relating  to  the  Initial  Mortgage  Loans  to the
Indenture  Trustee  or the  Custodian  in the  State  of  Pennsylvania,  the  Indenture
Trustee  will have a  perfected,  first  priority  security  interest in such  Mortgage
Loans.

        On or before  December  31st in each  calendar  year,  beginning  in 2006,  the
Issuer shall furnish to the  Indenture  Trustee an Opinion of Counsel at the expense of the Issuer either  stating that, in the opinion of such counsel,  no further  action is necessary to maintain a perfected,  first  priority  security  interest in the Mortgage
Loans  until  December  31 in the  following  calendar  year or, if any such  action is required to maintain  such  security  interest in the Mortgage  Loans,  such Opinion of
Counsel shall also describe the recording,  filing,  re-recording  and refiling of this
Indenture,  any indentures  supplemental  hereto and any other requisite  documents and the execution and filing of any financing  statements and continuation  statements that will,  in the opinion of such  counsel,  be required to maintain the security  interest in the Mortgage Loans until December 31 in the following calendar year.

Section 3.08   Performance of Obligations; Servicing Agreement.

(a)     The Issuer  shall  punctually  perform and observe all of its  obligations  and agreements  contained in this  Indenture,  the Basic  Documents and in the  instruments and agreements included in the Trust Estate.

(b)     The  Issuer may  contract  with other  Persons to assist it in  performing  its duties  under  this  Indenture,  and  any  performance  of  such  duties  by  a  Person identified to the  Indenture  Trustee in an Officer's  Certificate  of the Issuer shall be deemed to be action taken by the Issuer.

(c)     The  Issuer  shall  not take any  action or  permit  any  action to be taken by others  that  would  release  any  Person  from  any  of  such  Person's  covenants  or obligations  under any of the  documents  relating to the  Mortgage  Loans or under any instrument  included  in the Trust  Estate,  or that  would  result  in the  amendment, hypothecation,  subordination,  termination  or discharge of, or impair the validity or effectiveness  of, any of the  documents  relating  to the  Mortgage  Loans or any such instrument,  except such actions as the Servicer is expressly  permitted to take in the
Servicing Agreement.

(d)     The Issuer may retain an administrator  and may enter into contracts with other
Persons for the performance of the Issuer's obligations  hereunder,  and performance of
such   obligations  by  such  Persons  shall  be  deemed  to  be  performance  of  such obligations by the Issuer.

Section 3.09   Negative  Covenants.  So long as any Notes are  Outstanding,  the Issuer shall not:

(a)     except as expressly permitted by this Indenture,  sell,  transfer,  exchange or otherwise  dispose  of the Trust  Estate,  unless  directed  to do so in writing by the
Indenture Trustee pursuant to Section 5.04 hereof;

(b)     claim any credit  on, or make any  deduction  from the  principal  or  interest payable in respect  of, the Notes  (other  than  amounts  properly  withheld  from such payments  under the Code) or assert any claim against any present or former  Noteholder by reason of the  payment of the taxes  levied or  assessed  upon any part of the Trust
Estate;

(c)     (i)  permit the validity or effectiveness of this Indenture to be impaired,  or
permit  the  lien  of  this  Indenture  to  be  amended,  hypothecated,   subordinated,
terminated  or  discharged,  or permit any Person to be released  from any covenants or obligations  with respect to the Notes under this Indenture  except as may be expressly permitted hereby,  (ii) permit any lien,  charge,  excise,  claim,  security  interest, mortgage or other  encumbrance  (other than the lien of this  Indenture)  to be created on or  extend  to or  otherwise  arise  upon or  burden  the  Trust  Estate or any part thereof or any interest  therein or the proceeds  thereof or  (iii) permit  the lien of this  Indenture  not to  constitute  a valid first  priority  security  interest in the
Trust Estate; or

(d)     impair or cause to be impaired  the Issuer's  interest in the  Mortgage  Loans, the  Purchase  Agreement  or in any other  Basic  Document,  if any such  action  would materially and adversely affect the interests of the Noteholders or the Enhancer.

Section 3.10   Annual  Statement  as to  Compliance.  The Issuer  shall  deliver to the
Indenture  Trustee,  within  120 days after the end of each  fiscal  year of the Issuer
(commencing   with  the  fiscal  year  ending  on  December  31,  2006),  an  Officer's
Certificate  stating, as to the Authorized Officer signing such Officer's  Certificate, that:

(a)     a  review  of  the  activities  of  the  Issuer  during  such  year  and of its performance  under  this  Indenture  and the Trust  Agreement  has been made under such
Authorized Officer's supervision; and

(b)     to the best of such Authorized Officer's  knowledge,  based on such review, the
Issuer has complied  with all  conditions  and covenants  under this  Indenture and the provisions  of the  Trust  Agreement  throughout  such  year,  or,  if there has been a default in its  compliance  with any such condition or covenant,  specifying  each such default known to such Authorized Officer and the nature and status thereof.

Section 3.11   Recordation  of  Assignments.  The Issuer shall enforce the  obligation, if any,  of the  Sellers  under  the  Purchase  Agreement  to  submit  or  cause  to be submitted for  recordation  all  Assignments of Mortgages  within 60 days of receipt of recording information by the Servicer.

Section 3.12   Representations  and  Warranties  Concerning  the  Mortgage  Loans.  The
Indenture  Trustee,  as  pledgee  of the  Mortgage  Loans,  shall  have the  benefit of
(i) the   representations   and  warranties  made  by  GMACM  in   Section 3.1(a)   and
Section 3.1(b) of the Purchase  Agreement,  (ii) the benefit of the representations and warranties  made by WG Trust  2003 in  Section 3.1(d)  of the  Purchase  Agreement  and
(iii) the  benefit  of the  representations  and  warranties  made by GMACM or WG Trust
2003, as applicable,  in Section 2 of any Subsequent Transfer Agreement,  in each case, concerning  the Mortgage  Loans and the right to enforce the remedies  against GMACM or
WG Trust 2003 provided in Section 3.1(e) of the Purchase Agreement,  as applicable,  to the same extent as though such  representations  and  warranties  were made directly to the Indenture Trustee.

Section 3.13   Assignee of Record of the  Mortgage  Loans.  As pledgee of the  Mortgage
Loans,  the Indenture  Trustee shall hold title to the Mortgage Loans by being named as payee in the  endorsements  or  assignments  of the Mortgage  Notes and assignee in the
Assignments of Mortgage to be delivered  under  Section 2.1 of the Purchase  Agreement.
Except as expressly  provided in the Purchase  Agreement or in the Servicing  Agreement
with respect to any specific  Mortgage  Loan,  the Indenture  Trustee shall not execute any  endorsement  or assignment  or otherwise  release or transfer such title to any of the  Mortgage  Loans  until such time as the  remaining  Trust  Estate may be  released pursuant to Section  8.05(b).  The Indenture  Trustee's  holding of such title shall in all respects be subject to its fiduciary obligations to the Noteholders hereunder.

Section 3.14   Servicer  as Agent  and  Bailee of the  Indenture  Trustee.  Solely  for
purposes  of  perfection  under  Section  9-313 or  9-314  of the UCC or other  similar applicable  law,  rule or regulation of the state in which such property is held by the
Servicer,  the Issuer and the Indenture  Trustee hereby  acknowledge  that the Servicer is acting as agent and bailee of the  Indenture  Trustee in holding  amounts on deposit in the Custodial  Account pursuant to Section 3.02 of the Servicing  Agreement that are allocable  to the  Mortgage  Loans,  as well as the agent and  bailee of the  Indenture
Trustee in holding any Related  Documents  released to the Servicer pursuant to Section
3.06(c) of the  Servicing  Agreement,  and any other items  constituting  a part of the
Trust Estate which from time to time come into the  possession of the  Servicer.  It is intended  that, by the  Servicer's  acceptance of such agency  pursuant to Section 3.02 of the  Servicing  Agreement,  the  Indenture  Trustee,  as a pledgee  of the  Mortgage
Loans,  will be deemed to have  possession of such Related  Documents,  such monies and such other  items for  purposes  of  Section  9-313 or 9-314 of the UCC of the state in which such property is held by the Servicer.

Section 3.15   Investment  Company  Act.  The Issuer  shall not  become an  "investment company" or under the  "control" of an  "investment  company" as such terms are defined in the  Investment  Company Act of 1940,  as amended (or any  successor  or  amendatory statute),  and the rules and regulations  thereunder  (taking into account not only the general definition of the term "investment  company" but also any available  exceptions
to  such  general  definition);   provided,  however,  that  the  Issuer  shall  be  in
compliance  with this  Section  3.15 if it shall have  obtained an order  exempting  it from  regulation as an  "investment  company" so long as it is in  compliance  with the conditions imposed in such order.

Section 3.16   Issuer May Consolidate, etc.

(a)     The  Issuer  shall not  consolidate  or merge  with or into any  other  Person, unless:

(i)     the  Person  (if  other  than  the  Issuer)   formed  by  or   surviving   such
        consolidation  or merger shall be a Person  organized  and  existing  under the laws of the United  States of America or any state or the  District of Columbia and shall expressly assume, by an indenture  supplemental hereto,  executed and delivered to the Indenture  Trustee,  in form  reasonably  satisfactory  to the
        Indenture  Trustee,  the due  and  punctual  payment  of the  principal  of and interest on all Notes and to the  Certificate  Paying  Agent,  on behalf of the
        Certificateholders  and the  performance  or observance of every  agreement and covenant  of this  Indenture  on the  part of the  Issuer  to be  performed  or observed, all as provided herein;

(ii)    immediately after giving effect to such transaction,  no Event of Default shall have occurred and be continuing;

(iii)   the Enhancer  shall have  consented  thereto and each Rating  Agency shall have notified  the  Issuer  that such  transaction  will not  cause a Rating  Event, without taking into account the Policy;

(iv)    the Issuer shall have received an Opinion of Counsel (and shall have  delivered copies  thereof to the  Indenture  Trustee and the Enhancer) to the effect that such  transaction  will not have any material  adverse tax  consequence  to the
        Issuer, any Noteholder or any Certificateholder;

(v)     any  action  that is  necessary  to  maintain  the lien and  security  interest created by this Indenture shall have been taken; and

(vi)    the  Issuer  shall  have  delivered  to  the  Indenture  Trustee  an  Officer's
        Certificate and an Opinion of Counsel each stating that such  consolidation  or merger and such  supplemental  indenture  comply with this Article III and that all conditions  precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b)     The  Issuer  shall not  convey or  transfer  any of its  properties  or assets, including those included in the Trust Estate, to any Person, unless:

(i)     the Person that acquires by conveyance  or transfer the  properties  and assets of the Issuer the  conveyance or transfer of which is hereby  restricted  shall
        (A) be a United States  citizen or a Person  organized  and existing  under the laws of the United States of America or any state,  (B) expressly  assumes,  by an  indenture  supplemental  hereto,  executed and  delivered to the  Indenture
        Trustee,  in form satisfactory to the Indenture  Trustee,  the due and punctual payment of the  principal of and interest on all Notes and the  performance  or observance  of every  agreement  and covenant of this  Indenture on the part of the Issuer to be performed or observed,  all as provided herein,  (C) expressly agrees  by means of such  supplemental  indenture  that all  right,  title  and interest so conveyed or  transferred  shall be subject and  subordinate  to the rights of  Noteholders  of the Notes,  (D) unless  otherwise  provided  in such
        supplemental  indenture,   expressly  agrees  to  indemnify,  defend  and  hold
        harmless the Issuer  against and from any loss,  liability  or expense  arising under or related to this  Indenture and the Notes and  (E) expressly  agrees by means  of such  supplemental  indenture  that  such  Person  (or if a group  of
        Persons,  then one specified Person) shall make all filings with the Commission
        (and any other  appropriate  Person) required by the Exchange Act in connection with the Notes;

(ii)    immediately  after giving  effect to such  transaction,  no Default or Event of
        Default shall have occurred and be continuing;

(iii)   the Enhancer  shall have consented  thereto,  and each Rating Agency shall have notified the Issuer that such  transaction  will not cause a Rating  Event,  if determined without regard to the Policy;

(iv)    the Issuer shall have received an Opinion of Counsel (and shall have  delivered copies  thereof to the Indenture  Trustee) to the effect that such  transaction will not  have any  material  adverse  tax  consequence  to the  Issuer  or any
        Noteholder;

(v)     any  action  that is  necessary  to  maintain  the lien and  security  interest created by this Indenture shall have been taken; and

(vi)    the  Issuer  shall  have  delivered  to  the  Indenture  Trustee  an  Officer's
        Certificate  and an Opinion of Counsel  each stating  that such  conveyance  or transfer and such supplemental  indenture comply with this Article III and that all conditions  precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

Section 3.17   Successor or Transferee.

(a)     Upon  any   consolidation   or  merger  of  the  Issuer  in   accordance   with
Section 3.16(a),  the Person formed by or surviving  such  consolidation  or merger (if other than the Issuer)  shall  succeed to, and be  substituted  for,  and may  exercise every right and power of, the Issuer  under this  Indenture  with the same effect as if such Person had been named as the Issuer herein.

(b)     Upon a conveyance  or transfer of all the assets and  properties  of the Issuer pursuant to  Section 3.16(b),  the Issuer  shall be released  from every  covenant  and agreement  of this  Indenture  to be  observed or  performed  on the part of the Issuer with  respect to the Notes  immediately  upon the  delivery  of  written  notice to the
Indenture Trustee of such conveyance or transfer.

Section 3.18   No Other  Business.  The Issuer shall not engage in any  business  other than  financing,  purchasing,  owning and selling and managing  the Mortgage  Loans and the  issuance  of the  Notes  and  Certificates  in the  manner  contemplated  by  this
Indenture and the Basic Documents and all activities incidental thereto.

Section 3.19   No Borrowing.  The Issuer shall not issue, incur,  assume,  guarantee or otherwise become liable,  directly or indirectly,  for any indebtedness  except for the
Notes.

Section 3.20   Guarantees,   Loans,   Advances   and  Other   Liabilities.   Except  as
contemplated  by this  Indenture  or the other Basic  Documents,  the Issuer  shall not make any loan or advance or credit to, or guarantee  (directly or  indirectly  or by an instrument  having the effect of  assuring  another's  payment  or  performance  on any obligation  or  capability  of so doing or  otherwise),  endorse  or  otherwise  become contingently  liable,  directly or  indirectly,  in  connection  with the  obligations,
stocks  or  dividends   of,  or  own,   purchase,   repurchase  or  acquire  (or  agree
contingently  to do so) any stock,  obligations,  assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.21   Capital  Expenditures.  The Issuer  shall not make any  expenditure  (by long-term  or  operating  lease or  otherwise)  for capital  assets  (either  realty or personalty).

Section 3.22   Owner  Trustee Not Liable for  Certificates  or Related  Documents.  The
recitals  contained  herein  shall be taken as the  statements  of the Issuer,  and the
Owner Trustee and the Indenture  Trustee assume no  responsibility  for the correctness of the recitals  contained  herein.  The Owner Trustee and the  Indenture  Trustee make no  representations  as to the validity or  sufficiency  of this Indenture or any other
Basic  Document,  of the  Certificates  (other than the signatures of the Owner Trustee or  the  Indenture  Trustee  on  the  Certificates)  or the  Notes,  or of any  Related
Documents.  The  Owner  Trustee  and the  Indenture  Trustee  shall at no time have any responsibility  or  liability  with respect to the  sufficiency  of the Trust Estate or its ability to generate  the payments to be  distributed  to  Certificateholders  under
the  Trust  Agreement  or  the  Noteholders  under  this  Indenture,   including,   the
compliance  by the  Depositor or the Sellers with any warranty or  representation  made under any  Basic  Document  or in any  related  document  or the  accuracy  of any such warranty  or  representation,  or any  action  of the  Certificate  Paying  Agent,  the
Certificate  Registrar or any other  person  taken in the name of the Owner  Trustee or the Indenture Trustee.

Section 3.23   Restricted Payments.  The Issuer shall not, directly or indirectly,  (i)
pay any  dividend or make any  distribution  (by  reduction  of capital or  otherwise), whether in cash,  property,  securities or a combination  thereof, to the Owner Trustee or any owner of a beneficial  interest in the Issuer or  otherwise  with respect to any ownership or equity  interest or security in or of the Issuer,  (ii) redeem,  purchase, retire or  otherwise  acquire  for  value any such  ownership  or  equity  interest  or security or (iii) set aside or otherwise  segregate  any amounts for any such  purpose;
provided,  however,  that the Issuer may make, or cause to be made,  (x)  distributions to the Owner Trustee and the  Certificateholders  as contemplated by, and to the extent funds are available  for such purpose  under,  the Trust  Agreement and (y) payments to the Servicer  pursuant to the terms of the  Servicing  Agreement.  The Issuer will not, directly or indirectly,  make payments to or distributions  from the Custodial  Account except in accordance with this Indenture and the other Basic Documents.

Section 3.24   Notice  of  Events of  Default.  The  Issuer  shall  give the  Indenture
Trustee,  the Enhancer and the Rating  Agencies  prompt written notice of each Event of
Default hereunder and under the Trust Agreement.

Section 3.25   Further  Instruments  and Acts.  Upon request of the Indenture  Trustee, the Issuer  shall  execute and deliver  such  further  instruments  and do such further acts as may be  reasonably  necessary  or  proper  to carry  out more  effectively  the purposes of this Indenture.

Section 3.26   Statements to  Noteholders.  On each Payment Date, each of the Indenture
Trustee and the  Certificate  Registrar  shall make  available  to the  Depositor,  the
Owner Trustee, each Rating Agency, each Noteholder and each  Certificateholder,  with a copy to the Enhancer,  the Servicing  Certificate  provided to the Indenture Trustee by the Servicer  relating to such Payment Date and  delivered  pursuant to Section 4.01 of the Servicing Agreement.

        The Indenture Trustee will make the Servicing  Certificate (and, at its option, any  additional  files  containing  the  same  information  in an  alternative  format)
available  each month to  Securityholders  and the Enhancer,  and other parties to this
Indenture  via the  Indenture  Trustee's  internet  website.  The  Indenture  Trustee's internet  website shall initially be located at  "www.jpmorgan.com/sfr."  Assistance in using the website can be obtained by calling the Indenture  Trustee's  customer service desk  at  (877)  722-1095.  Parties  that  are  unable  to use the  above  distribution options  are  entitled  to have a paper  copy  mailed to them via first  class  mail by calling the customer  service desk and  indicating  such.  The Indenture  Trustee shall have the right to change the way the statement to  Securityholders  are  distributed in order to make  such  distribution  more  convenient  or more  accessible  to the  above parties and the Indenture  Trustee shall provide  timely and adequate  notification  to all above parties regarding any such changes.

Section 3.27   Determination  of Note  Rate.  The  Indenture  Trustee  shall  determine
One-Month  LIBOR and the  applicable  Note  Rate the Class A-1 Notes for each  Interest
Period as of the second LIBOR Business Day  immediately  preceding (i) the Closing Date in the case of the first  Interest  Period for the Notes and (ii) the first day of each succeeding  Interest Period for the Class A-1 Notes,  and shall inform the Issuer,  the
Servicer and the Depositor by means of the Indenture Trustee's online service.

Section 3.28   Payments under the Policy.

(a)     (i)           If the Servicing  Certificate  specifies a Policy Draw Amount for any Payment Date,  the  Indenture  Trustee shall make a draw on the Policy in an amount specified  in the  Servicing  Certificate  for such  Payment  Date or,  if no amount is specified,  the  Indenture  Trustee  shall  make a draw on the  Policy in the amount by which the amount on deposit in the Note  Payment  Account is less than  interest due on the Notes on such Payment Date.

(ii)    The Indenture  Trustee shall deposit or cause to be deposited  such Policy Draw
        Amount into the Note  Payment  Account on such  Payment Date to the extent such amount  relates  to clause  (a) of the  definition  of  "Deficiency  Amount" or clause (b) of the definition of "Insured Payment".

(b)     The Indenture  Trustee  shall  submit,  if a Policy Draw Amount is specified in any  statement to  Securityholders  prepared  pursuant to Section 4.01 of the Servicing
Agreement,  the  Notice  (in the form  attached  as  Exhibit  A to the  Policy)  to the
Enhancer no later than 12:00 noon,  New York City time,  on the second  (2nd)  Business
Day prior to the applicable Payment Date.

Section 3.29   Replacement/Additional  Enhancement.  The Issuer (or the Servicer on its
behalf)  may,  at  its  expense,  in  accordance  with  and  upon  satisfaction  of the conditions  set forth  herein,  but shall not be  required  to,  obtain a surety  bond, letter of credit,  guaranty or reserve  account as a Permitted  Investment  for amounts on deposit in the Capitalized  Interest  Account,  or may arrange for any other form of additional credit  enhancement;  provided,  that after prior notice thereto,  no Rating
Agency  shall have  informed  the Issuer  that a Rating  Event  would occur as a result thereof  (without  taking the Policy into  account);  and  provided  further,  that the issuer of any such  instrument  or facility and the timing and mechanism for drawing on such  additional  enhancement  shall be  acceptable  to the  Indenture  Trustee and the
Enhancer.  It  shall be a  condition  to  procurement  of any  such  additional  credit enhancement  that there be delivered to the  Indenture  Trustee and the Enhancer (a) an
Opinion of Counsel,  acceptable  in form to the  Indenture  Trustee  and the  Enhancer, from  counsel to the provider of such  additional  credit  enhancement  with respect to the  enforceability  thereof  and such other  matters as the  Indenture  Trustee or the
Enhancer  may require and (b) an Opinion of Counsel to the effect that the  procurement of such additional  enhancement  would not (i) adversely affect in any material respect the tax  status  of the  Notes or the  Certificates  or (ii)  cause  the  Issuer  to be taxable as an association  (or a publicly  traded  partnership)  for federal income tax purposes or to be classified  as a taxable  mortgage pool within the meaning of Section
7701(i) of the Code.

Section 3.30   Additional Representations of Issuer.

        The Issuer hereby  represents and warrants to the Indenture  Trustee that as of the Closing Date (which  representations  and warranties shall survive the execution of this Indenture):

(a)     This Indenture creates a valid and continuing  security interest (as defined in the  applicable  UCC) in the Mortgage  Notes in favor of the Indenture  Trustee,  which security  interest  is  prior  to  all  other  Liens  (except  as  expressly  permitted otherwise in this  Indenture),  and is enforceable as such as against  creditors of and purchasers from the Issuer.

(b)     The  Mortgage  Notes  constitute   "instruments"  within  the  meaning  of  the
applicable UCC.

(c)     The Issuer owns and has good and  marketable  title to the Mortgage  Notes free and clear of any Lien of any Person.

(d)     The original  executed copy of each Mortgage Note (except for any Mortgage Note with respect to which a Lost Note  Affidavit has been  delivered to the  Custodian) has been delivered to the Custodian.

(e)     The Issuer has received a written  acknowledgment  from the Custodian  that the
Custodian  is acting  solely as agent of the  Indenture  Trustee for the benefit of the
Noteholders and the Enhancer.

(f)     Other than the security  interest granted to the Indenture  Trustee pursuant to this  Indenture,  the  Issuer  has not  pledged,  assigned,  sold,  granted a  security interest  in, or  otherwise  conveyed  any of the  Mortgage  Notes.  The Issuer has not authorized  the  filing of and is not aware of any  financing  statements  against  the
Issuer that include a  description  of  collateral  covering  the Mortgage  Notes other than  any  financing  statement  relating  to  the  security  interest  granted  to the
Indenture  Trustee  hereunder or any security  interest that has been  terminated.  The
Issuer is not aware of any judgment or tax lien filings against the Issuer.

(g)     None of the  Mortgage  Notes has any marks or  notations  indicating  that they have been  pledged,  assigned  or  otherwise  conveyed  to any  Person  other  than the
Indenture  Trustee,  except for (i) any endorsements  that are part of a complete chain of  endorsements  from the  originator of the Mortgage  Note to the Indenture  Trustee, and (ii) any marks or  notations  pertaining  to Liens  that have  been  terminated  or released.

(h)     None of the  provisions of this Section 3.30 shall be waived  without the prior written  confirmation  from  Standard & Poor's that such  waiver  shall not result in a reduction or withdrawal of the then-current rating of the Notes.

Section 3.31   Hedge Agreement.

(a)     In the event that the  Indenture  Trustee  does not receive by the Business Day preceding a Payment Date the amount as  specified  by the Servicer  pursuant to Section
4.01(a)(xix)  of the Servicing  Agreement as the amount to be paid with respect to such
Payment Date by the Hedge Agreement  Provider under the Hedge Agreement,  the Indenture
Trustee shall enforce the obligation of the Hedge Agreement  Provider  thereunder.  The
parties  hereto   acknowledge  that  the  Hedge  Agreement   Provider  shall  make  all
calculations,  and shall determine the amounts to be paid,  under the Hedge  Agreement.
Absent manifest error,  the Indenture  Trustee may  conclusively  rely on any servicing certificate  received  by it  from  the  Servicer  pursuant  to  Section  4.01  of  the
Servicing Agreement.

(b)     The  Indenture  Trustee  shall  deposit or cause to be  deposited  any  amounts received  under the Hedge  Agreement  into the Note  Payment  Account  on the date such amounts  are  received  from the Hedge  Agreement  Provider  under the Hedge  Agreement
(including  termination  payments,  if any).  All  payments  received  under  the Hedge
Agreement  shall be distributed in accordance  with the priorities set forth in Section
3.05(e) hereof.

ARTICLE IV

                  The Notes; Satisfaction And Discharge Of Indenture

Section 4.01   The Notes

(a)     The  Notes  shall be  registered  in the name of a  nominee  designated  by the
Depository.   Beneficial   Owners  will  hold   interests  in  the  Notes  through  the
book-entry  facilities of the  Depository  in minimum  initial Note Balances of $25,000 and integral multiples of $1,000 in excess thereof.

        The Indenture  Trustee may for all purposes  (including  the making of payments due on the Notes) deal with the  Depository  as the  authorized  representative  of the
Beneficial  Owners with respect to the Notes for the purposes of exercising  the rights of  Noteholders  hereunder.  Except as provided  in the next  succeeding  paragraph  of this  Section 4.01,  the rights of Beneficial Owners with respect to the Notes shall be limited to those  established by law and agreements  between such Beneficial Owners and the  Depository  and  Depository  Participants.  Except as  provided  in  Section 4.08,
Beneficial  Owners shall not be entitled to  definitive  certificates  for the Notes as to which they are the Beneficial  Owners.  Requests and directions  from, and votes of, the  Depository  as Noteholder  of the Notes shall not be deemed  inconsistent  if they are made with  respect to  different  Beneficial  Owners.  The  Indenture  Trustee  may establish a reasonable  record date in connection with  solicitations  of consents from or  voting by  Noteholders  and give  notice to the  Depository  of such  record  date.
Without  the  consent  of the  Issuer and the  Indenture  Trustee,  no Term Note may be
transferred  by the  Depository  except to a successor  Depository  that agrees to hold such Note for the account of the Beneficial Owners.

        In the event the Depository  Trust Company resigns or is removed as Depository, the  Indenture  Trustee,  at the request of the  Servicer  and with the approval of the
Issuer  may  appoint  a  successor  Depository.  If no  successor  Depository  has been appointed  within 30 days of the  effective  date of the  Depository's  resignation  or removal,  each  Beneficial  Owner shall be entitled to  certificates  representing  the
Notes it beneficially owns in the manner prescribed in Section 4.08.

        The Notes shall,  on original issue, be executed on behalf of the Issuer by the
Owner  Trustee,  not in its  individual  capacity but solely as Owner  Trustee and upon
Issuer  Order,  authenticated  by the Note  Registrar  and  delivered by the  Indenture
Trustee to or upon the order of the Issuer.

Section 4.02   Registration  of and  Limitations  on Transfer and  Exchange of Notes;
Appointment  of  Certificate  Registrar.  The  Issuer  shall  cause  to be  kept at the
Indenture  Trustee's  Corporate Trust Office a Note Register in which,  subject to such reasonable  regulations as it may prescribe,  the Note Registrar  shall provide for the registration  of Notes and of  transfers  and  exchanges  of Notes as herein  provided.
The Issuer hereby appoints the Indenture Trustee as the initial Note Registrar.

        Subject to the  restrictions  and limitations  set forth below,  upon surrender for  registration  of transfer of any Note at the Corporate  Trust  Office,  the Issuer
shall execute,  and the Note Registrar shall  authenticate and deliver,  in the name of the designated  transferee or transferees,  one or more new Notes in authorized initial
Note Balances evidencing the same aggregate Percentage Interests.

        Subject  to the  foregoing,  at the  option  of the  Noteholders,  Notes may be exchanged  for other  Notes of like  tenor,  in each case in  authorized  initial  Note
Balances  evidencing the same  aggregate  Percentage  Interests,  upon surrender of the
Notes to be exchanged at the  Corporate  Trust Office of the Note  Registrar.  Whenever
any Notes are so  surrendered  for  exchange,  the Issuer  shall  execute  and the Note
Registrar  shall  authenticate  and deliver the Notes which the  Noteholder  making the exchange is entitled to receive.  Each Note presented or surrendered  for  registration of transfer or exchange  shall (if so required by the Note  Registrar) be duly endorsed by,  or  be  accompanied  by a  written  instrument  of  transfer  in  form  reasonably satisfactory  to the Note  Registrar  duly executed by, the  Noteholder  thereof or his attorney  duly  authorized  in writing with such  signature  guaranteed by a commercial bank or trust  company  located  or having a  correspondent  located in The City of New
York.  Notes  delivered  upon any such  transfer or  exchange  will  evidence  the same obligations,  and will be  entitled  to the same  rights and  privileges,  as the Notes surrendered.

        No  service  charge  shall be  imposed  for any  registration  of  transfer  or exchange of Notes,  but the Note  Registrar  shall require  payment of a sum sufficient to cover any tax or  governmental  charge  that may be imposed in  connection  with any registration of transfer or exchange of Notes.

        All Notes  surrendered  for  registration  of transfer  and  exchange  shall be cancelled by the Note  Registrar and delivered to the Indenture  Trustee for subsequent destruction without liability on the part of either.

        The Issuer hereby  appoints the Indenture  Trustee as Certificate  Registrar to keep at its Corporate Trust Office a Certificate  Register  pursuant to Section 3.09 of the  Trust  Agreement  in  which,  subject  to such  reasonable  regulations  as it may
prescribe,   the  Certificate   Registrar   shall  provide  for  the   registration  of
Certificates  and of transfers and exchanges  thereof  pursuant to  Section 3.05 of the
Trust Agreement.  The Indenture Trustee hereby accepts such appointment.

        Each  purchaser of a Note, by its  acceptance  of the Note,  shall be deemed to have  represented  that  the  acquisition  of  such  Note  by the  purchaser  does  not constitute  or give rise to a  prohibited  transaction  under  Section 406  of ERISA or
Section 4975  of the  Code,  for  which  no  statutory,  regulatory  or  administrative exemption is available.

Section 4.03   Mutilated,  Destroyed,  Lost or Stolen Notes.  If (i) any mutilated Note is surrendered to the Indenture  Trustee,  or the Indenture  Trustee receives  evidence to its  satisfaction of the  destruction,  loss or theft of any Note, and (ii) there is delivered to the  Indenture  Trustee  such  security or indemnity as may be required by it and the Issuer to hold the Issuer and the Indenture Trustee  harmless,  then, in the absence of notice to the Issuer,  the Note  Registrar  or the  Indenture  Trustee  that such  Note  has  been  acquired  by a  bona  fide  purchaser,  and  provided  that  the requirements  of Section 8 405 of the UCC are met, the Issuer shall  execute,  and upon its request the Indenture  Trustee shall  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen Note, a replacement  Note of the same class;  provided,  however,  that if any such destroyed,  lost or stolen Note, but not a  mutilated  Note,  shall  have  become or within  seven days shall be due and payable,  instead of issuing a  replacement  Note,  the Issuer may pay such  destroyed, lost or stolen Note when so due or payable  without  surrender  thereof.  If, after the delivery  of such  replacement  Note or payment  of a  destroyed,  lost or stolen  Note pursuant  to the  proviso  to the  preceding  sentence,  a bona fide  purchaser  of the original Note in lieu of which such  replacement  Note was issued  presents for payment such original Note,  the Issuer and the Indenture  Trustee shall be entitled to recover such  replacement  Note (or such  payment)  from the Person to whom it was delivered or any Person  taking  such  replacement  Note from such  Person to whom such  replacement
Note was delivered or any assignee of such Person,  except a bona fide  purchaser,  and shall be entitled to recover upon the security or  indemnity  provided  therefor to the extent of any loss,  damage,  cost or expense  incurred by the Issuer or the  Indenture
Trustee in connection therewith.

        Upon the issuance of any replacement Note under this  Section 4.03,  the Issuer may require the payment by the  Noteholder  of such Note of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other reasonable  expenses  (including the fees and expenses of the Indenture  Trustee)
connected therewith.

        Every  replacement Note issued pursuant to this  Section 4.03 in replacement of any mutilated,  destroyed,  lost or stolen Note shall constitute an original additional contractual  obligation of the Issuer,  whether or not the mutilated,  destroyed,  lost or stolen  Note shall be at any time  enforceable  by anyone,  and shall be entitled to all the benefits of this Indenture equally and  proportionately  with any and all other
Notes duly issued hereunder.

        The  provisions of this  Section 4.03  are exclusive and shall preclude (to the extent  lawful)  all other  rights and  remedies  with  respect to the  replacement  or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04   Persons Deemed Owners.  Prior to due  presentment  for  registration  of transfer of any Note,  the Issuer,  the  Indenture  Trustee and any agent of the Issuer or the  Indenture  Trustee  may treat the Person in whose  name any Note is  registered
(as of the  day of  determination)  as the  owner  of such  Note  for  the  purpose  of receiving  payments  of  principal  of and  interest,  if any, on such Note and for all other  purposes  whatsoever,  whether  or not  such  Note be  overdue,  and none of the
Issuer,  the  Indenture  Trustee  or any agent of the Issuer or the  Indenture  Trustee shall be affected by notice to the contrary.

Section 4.05   Cancellation.   All  Notes  surrendered  for  payment,  registration  of
transfer,  exchange or redemption  shall,  if  surrendered to any Person other than the
Indenture  Trustee,  be  delivered  to the  Indenture  Trustee  and  shall be  promptly cancelled  by  the  Indenture  Trustee.  The  Issuer  may at any  time  deliver  to the
Indenture  Trustee for cancellation any Notes  previously  authenticated  and delivered hereunder  which the Issuer may have acquired in any manner  whatsoever,  and all Notes so delivered shall be promptly  cancelled by the Indenture  Trustee.  No Notes shall be authenticated  in lieu of or in exchange  for any Notes  cancelled  as provided in this
Section 4.05,  except as expressly  permitted by this  Indenture.  All cancelled  Notes may be held or disposed of by the  Indenture  Trustee in  accordance  with its standard retention  or disposal  policy as in effect at the time unless the Issuer  shall direct by an Issuer  Request  that they be  destroyed  or returned to it;  provided,  however, that such Issuer Request is timely and the Notes have not been  previously  disposed of by the Indenture Trustee.

Section 4.06   Book-Entry  Notes. The Notes,  upon original  issuance,  shall be issued in the form of typewritten  Notes  representing  the Book-Entry  Notes, to be delivered to The  Depository  Trust  Company,  the initial  Depository,  by, or on behalf of, the
Issuer.  Such Notes shall  initially be  registered on the Note Register in the name of
Cede & Co.,  the  nominee of the  initial  Depository,  and no  Beneficial  Owner shall receive a Definitive Note representing  such Beneficial  Owner's interest in such Note, except as provided  in  Section 4.08.  Unless and until  definitive,  fully  registered
Notes (the  "Definitive  Notes")  have been  issued to  Beneficial  Owners  pursuant to
Section 4.08:

(a)     the provisions of this Section 4.06 shall be in full force and effect;

(b)     the Note  Registrar  and the  Indenture  Trustee shall be entitled to deal with the Depository  for all purposes of this Indenture  (including the payment of principal of and interest on the Notes and the giving of  instructions  or directions  hereunder)
as the sole  holder  of the  Notes,  and shall  have no  obligation  to the  Beneficial
Owners;

(c)     to the extent that the provisions of this Section 4.06  conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

(d)     the rights of Beneficial  Owners shall be exercised only through the Depository and shall be limited to those  established  by law and  agreements  between such Owners of  Notes  and  the  Depository  or  the  Depository  Participants.  Unless  and  until
Definitive  Notes are issued  pursuant to Section  4.08,  the initial  Depository  will make book-entry  transfers among the Depository  Participants  and receive and transmit payments of  principal of and  interest on the Notes to such  Depository  Participants;
and

(e)     whenever  this  Indenture  requires  or permits  actions to be taken based upon instructions  or directions of Noteholders of Notes  evidencing a specified  percentage of the Note Balances of the Notes,  the  Depository  shall be deemed to represent  such percentage  only to the extent that it has  received  instructions  to such effect from
Beneficial  Owners or Depository  Participants  owning or  representing,  respectively, such  required  percentage  of the  beneficial  interest in the Notes and has delivered such instructions to the Indenture Trustee.

Section 4.07   Notices to Depository.  Whenever a notice or other  communication to the
Noteholders  of  the  Notes  is  required  under  this  Indenture,   unless  and  until
Definitive  Notes  shall have been  issued to  Beneficial  Owners  pursuant  to Section
4.08, the Indenture  Trustee shall give all such notices and  communications  specified herein to be given to  Noteholders  of the Notes to the  Depository,  and shall have no obligation to the Beneficial Owners.

Section 4.08   Definitive  Notes. If (i) the  Depositor  determines that the Depository is no longer willing or able to properly  discharge its  responsibilities  with respect to the Notes and the  Depositor  is unable to locate a  qualified  successor,  (ii) the
Depositor,  with the prior  consent of the  Beneficial  Owners,  notifies the Indenture
Trustee and the  Depository  that it has elected to  terminate  the  book-entry  system through  the  Depository,  or  (iii) after  the  occurrence  of an  Event  of  Default,
Beneficial Owners of Notes  representing  beneficial  interests  aggregating at least a majority of the  aggregate  Term Note  Balance of the Notes  advise the  Depository  in writing that the  continuation  of a book-entry  system  through the  Depository  is no longer in the best  interests  of the  Beneficial  Owners,  then the  Depository  shall notify all  Beneficial  Owners and the Indenture  Trustee of the occurrence of any such event and of the availability of Definitive Notes to Beneficial  Owners  requesting the same.  Upon  surrender by the  Depository to the Indenture  Trustee of the  typewritten
Notes  representing the Book-Entry  Notes by the Depository (or Percentage  Interest of
the Book-Entry  Notes being  transferred  pursuant to clause (iii) above),  accompanied by  registration  instructions,  the Issuer  shall  execute and the  Indenture  Trustee shall  authenticate  the Definitive  Notes in accordance  with the  instructions of the
Depository.  None of the Issuer,  the Note Registrar or the Indenture  Trustee shall be liable for any delay in delivery of such  instructions,  and each may conclusively rely on, and shall be  protected  in relying on,  such  instructions.  Upon the  issuance of
Definitive  Notes,  the  Indenture  Trustee  shall  recognize  the  Noteholders  of the
Definitive Notes as Noteholders.

Section 4.09   Tax  Treatment.  The Issuer has  entered  into this  Indenture,  and the
Notes will be issued,  with the intention  that,  for federal,  state and local income, single  business  and  franchise  tax  purposes,  the Notes  (exclusive  of any payment pursuant  to the Hedge  Agreement)  will  qualify  as regular  interests  in a REMIC as defined  in the Code,  which  will be  treated as  indebtedness  for  purposes  of such taxes.  The Issuer,  by  entering  into this  Indenture,  and each  Noteholder,  by its acceptance of its Note (and each  Beneficial  Owner by its acceptance of an interest in the applicable  Book-Entry  Note),  agree to treat the Notes  (exclusive of any payment pursuant to the Hedge Agreement) for federal,  state and local income,  single business and  franchise  tax  purposes  as (i)  regular  interests  in a REMIC as defined in the
Code,  which will be treated as  indebtedness  for  purposes of such taxes and (ii) the right to receive payments from outside the REMIC.

Section 4.10   Satisfaction  and Discharge of Indenture.  This Indenture shall cease to be  of  further  effect  with  respect  to  the  Notes  except  as  to  (i)  rights  of registration  of transfer and exchange,  (ii)  substitution  of  mutilated,  destroyed, lost or stolen  Notes,  (iii) rights of  Noteholders  to receive  payments of principal thereof and interest  thereon,  (iv) Sections 3.03,  3.04,  3.06,  3.09, 3.16, 3.18 and
3.19, (v) the rights,  obligations  and immunities of the Indenture  Trustee  hereunder
(including the rights of the Indenture  Trustee under Section 6.07 and the  obligations of the Indenture  Trustee under  Section  4.11) and (vi) the rights of  Noteholders  as beneficiaries  hereof with  respect to the  property so  deposited  with the  Indenture
Trustee  payable to all or any of them,  and the Indenture  Trustee,  on written demand of and at the expense of the Issuer,  shall execute  proper  instruments  acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

                      (A)    either:

(1)     all Notes  theretofore  authenticated  and delivered (other than (i) Notes that have been  destroyed,  lost or stolen and that have been replaced or paid as  provided in  Section 4.03  and  (ii) Notes  for whose
                      payment  money  has  theretofore   been  deposited  in  trust  or
                      segregated  and  held  in  trust  by the  Issuer  and  thereafter repaid to the Issuer or discharged  from such trust,  as provided in  Section 3.03)  have been  delivered to the Indenture  Trustee for cancellation; or

(2)     all Notes not theretofore delivered to the Indenture Trustee for cancellation:

                                    a)      have become due and payable;

                                    b)  will  become  due  and  payable  at  the  Final
                             Payment Date within one year; or

                                    c)  have   been   declared   immediately   due  and
                             payable pursuant to Section 5.02.

        and the Issuer, in the case of (a) and (b) above, has irrevocably  deposited or caused to be irrevocably  deposited  with the Indenture  Trustee cash or direct obligations  of or  obligations  guaranteed  by the  United  States of  America
        (which will mature  prior to the date such amounts are  payable),  in trust for such  purpose,  in an  amount  sufficient  to  pay  and  discharge  the  entire indebtedness on such Notes and  Certificates  then  Outstanding not theretofore delivered  to the  Indenture  Trustee  for  cancellation  when due on the Final
        Payment Date;

                      (B)    the  Issuer  has paid or caused to be paid all other  sums payable hereunder and under the Insurance Agreement by the Issuer; and

                      (C)    the Issuer has  delivered  to the  Indenture  Trustee  and the Enhancer an Officer's  Certificate  and an Opinion of Counsel,  each meeting the applicable  requirements of  Section 10.01  and each stating that all  conditions  precedent  herein  provided  for  relating  to the satisfaction  and  discharge of this  Indenture  have been complied with and, if the Opinion of Counsel  relates to a deposit made in  connection with  Section 4.10(A)(2)b.  above,  such opinion shall further be to the effect  that  such  deposit  will  not  have any  material  adverse  tax consequences to the Issuer, any Noteholders or any Certificateholders.

Section 4.11   Application  of Trust Money.  All monies  deposited  with the  Indenture
Trustee  pursuant to Section  4.10 hereof  shall be held in trust and applied by it, in accordance  with the  provisions  of the  Notes  and this  Indenture,  to the  payment, either  directly  or through  any Paying  Agent or  Certificate  Paying  Agent,  as the
Indenture  Trustee may determine,  to the  Securityholders  of Securities,  of all sums due and to become due thereon for principal  and interest;  but such monies need not be segregated from other funds except to the extent required herein or required by law.

Section 4.12   Subrogation  and  Cooperation.  The  Issuer  and the  Indenture  Trustee
acknowledge  that (i) to the extent the  Enhancer  makes  payments  under the Policy on account  of  principal  of or  interest  on the  Notes,  the  Enhancer  will  be  fully subrogated to the rights the  Noteholders to receive such  principal and interest,  and
(ii) the  Enhancer  shall be paid such principal and interest only from the sources and in the manner  provided  herein and in the Insurance  Agreement for the payment of such principal and interest.

        The  Indenture  Trustee  shall  cooperate in all respects  with any  reasonable request by the  Enhancer  for action to preserve or enforce  the  Enhancer's  rights or interest  under  this  Indenture  or the  Insurance  Agreement,  consistent  with  this
Indenture  and without  limiting the rights of the  Noteholders  as otherwise set forth in the Indenture,  including  upon the  occurrence  and  continuance of a default under the  Insurance  Agreement,  a request  (which  request shall be in writing) to take any one or more of the following actions:

(i)     institute  Proceedings  for the  collection  of all amounts then payable on the
        Notes or under this  Indenture in respect to the Notes and all amounts  payable under the Insurance  Agreement and to enforce any judgment obtained and collect from the Issuer monies adjudged due;

(ii)    sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more public or private Sales (as defined in Section 5.15  hereof) called and conducted in any manner permitted by law;

(iii)   file or record all assignments that have not previously been recorded;

(iv)    institute   Proceedings   from  time  to  time  for  the  complete  or  partial
        foreclosure of this Indenture; and

(v)     exercise  any  remedies  of a  secured  party  under the UCC and take any other appropriate  action to protect  and  enforce  the rights  and  remedies  of the
        Enhancer hereunder.

        Following  the payment in full of the Notes,  the  Enhancer  shall  continue to have all rights and  privileges  provided  to it under  this  Section and  in all other provisions  of this  Indenture,  until all amounts owing to the Enhancer have been paid in full.

Section 4.13   Repayment  of  Monies  Held by  Paying  Agent.  In  connection  with the satisfaction  and  discharge of this  Indenture  with respect to the Notes,  all monies then held by any Paying Agent (other than the Indenture  Trustee)  under the provisions of this  Indenture  with  respect to such Notes  shall,  upon demand of the Issuer,  be paid to the Indenture  Trustee to be held and applied  according to Section  3.05;  and thereupon,  such  Paying  Agent  shall be  released  from all  further  liability  with respect to such monies.

Section 4.14   Temporary  Notes.  Pending the preparation of any Definitive  Notes, the
Issuer  may  execute  and  upon  its  written  direction,  the  Indenture  Trustee  may authenticate  and make  available  for  delivery,  temporary  Notes  that are  printed, lithographed,  typewritten,  photocopied or otherwise  produced,  in any  denomination, substantially  of the tenor of the  Definitive  Notes in lieu of which  they are issued and with such appropriate  insertions,  omissions,  substitutions  and other variations as the officers  executing  such Notes may determine,  as evidenced by their  execution of such Notes.

        If temporary  Notes are issued,  the Issuer will cause  Definitive  Notes to be prepared without  unreasonable  delay.  After the preparation of the Definitive  Notes, the temporary  Notes shall be exchangeable  for Definitive  Notes upon surrender of the temporary  Notes at the office or agency of the Indenture  Trustee,  without  charge to the Noteholder.  Upon surrender for  cancellation  of any one or more temporary  Notes, the  Issuer  shall  execute  and the  Indenture  Trustee  shall  authenticate  and make
available  for  delivery,   in  exchange  therefor,   Definitive  Notes  of  authorized
denominations  and of like tenor and aggregate  principal  amount.  Until so exchanged, such  temporary  Notes shall in all  respects be  entitled to the same  benefits  under this Indenture as Definitive Notes.

ARTICLE V

                                 Default And Remedies

Section 5.01   Events of Default.  The Issuer shall  deliver to the  Indenture  Trustee and the Enhancer,  within five days after  learning of the occurrence of any event that with the  giving  of  notice  and the lapse of time  would  become an Event of  Default under clause (c) of the  definition  of "Event of Default"  written  notice in the form of an  Officer's  Certificate  of its  status  and what  action the Issuer is taking or proposes to take with respect thereto.

Section 5.02   Acceleration  of  Maturity;  Rescission  and  Annulment.  If an Event of
Default  shall  occur and be  continuing,  then and in every  such  case the  Indenture
Trustee,  acting  at  the  direction  of  the  Enhancer  or the  Noteholders  of  Notes representing  not less than a  majority  of the  aggregate  Note  Balance of the Notes, with the written consent of the Enhancer (so long as no Enhancer Default  exists),  may declare  the Notes to be  immediately  due and  payable  by a notice in  writing to the
Issuer  (and to the  Indenture  Trustee  if  given by  Noteholders);  and upon any such declaration,  the unpaid  principal  amount of the Notes,  together  with  accrued  and unpaid interest  thereon  through the date of  acceleration,  shall become  immediately due and payable.

        At any time after such  declaration of acceleration of maturity with respect to an Event of Default  has been made and before a judgment  or decree for  payment of the money due has been obtained by the Indenture  Trustee as  hereinafter  provided in this
Article V,  the Enhancer or the  Noteholders  of Notes  representing  a majority of the aggregate  Note  Balance of the Notes,  with the written  consent of the  Enhancer,  by written  notice to the  Issuer and the  Indenture  Trustee,  may in  writing  waive the related Event of Default and rescind and annul such  declaration  and its  consequences if:

(a)     the Issuer has paid or deposited  with the Indenture  Trustee a sum  sufficient to pay:

(i)     all payments of  principal  of and interest on the Notes and all other  amounts that  would  then be due  hereunder  or upon the Notes if the Event of  Default giving rise to such acceleration had not occurred;

(ii)    all  sums  paid  or  advanced  by  the  Indenture  Trustee  hereunder  and  the reasonable compensation,  expenses, disbursements and advances of the Indenture
        Trustee and its agents and counsel; and

(iii)   all Events of Default,  other than the nonpayment of the principal of the Notes that has become due solely by such  acceleration,  have been cured or waived as provided in Section 5.12.

        No such  rescission  shall  affect any  subsequent  default or impair any right consequent thereto.

Section 5.03   Collection  of  Indebtedness  and Suits for  Enforcement  by  Indenture
Trustee.

(a)     The Issuer  covenants that if default in the payment of (i) any interest on any
Note when the same becomes due and payable,  and such  default  continues  for a period of five days,  or (ii) the  principal  of or any  installment  of the  principal of any
Note when the same  becomes  due and  payable,  the Issuer  shall,  upon  demand of the
Indenture  Trustee,  pay to it, for the benefit of the  Noteholders,  the entire amount then due and payable on the Notes for  principal  and  interest,  with  interest on the overdue  principal,  and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection,  including the reasonable  compensation, expenses,  disbursements  and  advances  of the  Indenture  Trustee  and its agents and counsel.

(b)     In case the Issuer  shall fail  forthwith to pay such amounts upon such demand, the Indenture Trustee,  in its own name and as trustee of an express trust,  subject to the provisions of Section 10.17  hereof,  may institute a Proceeding for the collection of the sums so due and unpaid,  and may prosecute such  Proceeding to judgment or final decree,  and may enforce the same against the Issuer or other  obligor on the Notes and collect  in the  manner  provided  by law out of the  property  of the  Issuer or other obligor on the Notes, wherever situated, the monies adjudged or decreed to be payable.

(c)     If an Event of Default shall occur and be  continuing,  the Indenture  Trustee, subject to the provisions of Section 10.17  hereof, may, as more particularly  provided in  Section 5.04,  in its discretion  proceed to protect and enforce its rights and the rights of the  Noteholders by such  appropriate  Proceedings  as the Indenture  Trustee shall deem most  effective  to protect  and enforce  any such  rights,  whether for the specific  enforcement  of any covenant or agreement in this  Indenture or in aid of the exercise of any power  granted  herein,  or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d)     If there shall be pending,  relative to the Issuer or any other  obligor on the
Notes or any Person  having or claiming  an  ownership  interest  in the Trust  Estate,
Proceedings  under Title 11 of the United States Code or any other  applicable  federal or state  bankruptcy,  insolvency or other  similar law, or if a receiver,  assignee or trustee in bankruptcy or reorganization,  liquidator,  sequestrator or similar official shall have been  appointed  for or taken  possession  of the Issuer or its  property or such other  obligor  or  Person,  or if there  shall be any other  comparable  judicial
Proceedings  relative  to the  Issuer or other  any  other  obligor  on the  Notes,  or relative to the  creditors  or property of the Issuer or such other  obligor,  then the
Indenture  Trustee,  irrespective  of whether the  principal of any Notes shall then be due and payable as therein  expressed or by declaration or otherwise,  and irrespective of  whether  the  Indenture  Trustee  shall  have  made  any  demand  pursuant  to  the provisions of this Section,  shall be entitled and empowered,  by  intervention in such
Proceedings or otherwise:

(i)     to file and prove a claim or claims  for the  entire  amount of  principal  and interest  owing and  unpaid  in  respect  of the  Notes and to file such  other papers or  documents  as may be  necessary  or  advisable  in order to have the
        claims  of  the  Indenture   Trustee   (including   any  claim  for  reasonable
        compensation to the Indenture Trustee and each predecessor  Indenture  Trustee, and their respective  agents,  attorneys and counsel,  and for reimbursement of all expenses and liabilities incurred,  and all advances made, by the Indenture
        Trustee  and  each  predecessor  Indenture  Trustee,  except  as  a  result  of negligence,  willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

(ii)    unless  prohibited by applicable law and regulations,  to vote on behalf of the
        Noteholders  in  any  election  of a  trustee,  a  standby  trustee  or  Person performing similar functions in any such Proceedings;

(iii)   to collect and receive any monies or other  property  payable or deliverable on any such claims and to  distribute  all amounts  received  with  respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

(iv)    to file such proofs of claim and other  papers or documents as may be necessary or  advisable  in order to have the  claims  of the  Indenture  Trustee  or the
        Noteholders  allowed in any judicial  proceedings  relative to the Issuer,  its creditors and its property;

and any  trustee,  receiver,  liquidator,  custodian or other  similar  official in any such  Proceeding is hereby  authorized by each of such  Noteholders to make payments to the Indenture  Trustee,  and, in the event the  Indenture  Trustee shall consent to the making of payments directly to such  Noteholders,  to pay to the Indenture Trustee such amounts  as shall be  sufficient  to cover  reasonable  compensation  to the  Indenture
Trustee,  each predecessor  Indenture  Trustee and their respective  agents,  attorneys and counsel,  and all other expenses and liabilities  incurred,  and all advances made, by the Indenture  Trustee and each predecessor  Indenture  Trustee,  except as a result of negligence, willful misconduct or bad faith.

(e)     Nothing herein contained shall be deemed to authorize the Indenture  Trustee to authorize  or  consent  to or vote for or accept  or adopt on behalf of any  Noteholder any plan of  reorganization,  arrangement,  adjustment  or  composition  affecting  the
Notes or the rights of any  Noteholder  thereof or to authorize the  Indenture  Trustee to vote in respect of the claim of any  Noteholder in any such  proceeding  except,  as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f)     All rights of action and of  asserting  claims under this  Indenture,  or under any of the Notes,  may be enforced by the Indenture  Trustee  without the possession of any of the Notes or the production  thereof in any trial or other Proceedings  relative thereto,  and any such action or proceedings  instituted by the Indenture Trustee shall be  brought  in its own name as  trustee  of an  express  trust,  and any  recovery  of judgment,  subject to the payment of the expenses,  disbursements  and  compensation of the Indenture Trustee,  each predecessor  Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.
(g)     In any Proceedings to which the Indenture  Trustee shall be a party  (including any Proceedings  involving the interpretation of any provision of this Indenture),  the
Indenture  Trustee  shall be held to  represent  all  Noteholders,  and it shall not be necessary to make any Noteholder a party to any such Proceedings.

Section 5.04   Remedies; Priorities.

(a)     If an  Event  of  Default  shall  have  occurred  and be  continuing,  then the
Indenture  Trustee,  subject  to the  provisions  of  Section 10.17  hereof,  with  the written  consent of the  Enhancer  may, or, at the written  direction of the  Enhancer, shall, do one or more of the following, in each case subject to Section 5.05:

(i)     institute  Proceedings  in its own name and as trustee of an express  trust for the  collection  of all  amounts  then  payable  on the  Notes  or  under  this
        Indenture with respect  thereto,  whether by declaration or otherwise,  and all amounts payable under the Insurance  Agreement,  enforce any judgment obtained, and collect from the Issuer and any other obligor on the Notes monies  adjudged due;

(ii)    institute   Proceedings   from  time  to  time  for  the  complete  or  partial
        foreclosure of this Indenture with respect to the Trust Estate;

(iii)   exercise  any  remedies  of a  secured  party  under the UCC and take any other appropriate  action to protect  and  enforce  the rights  and  remedies  of the
        Indenture Trustee and the Noteholders; and

(iv)    sell the Trust Estate or any portion thereof or rights or interest therein,  at one or more  public  or  private  sales  called  and  conducted  in any  manner permitted by law;

provided,  however,  that the Indenture Trustee may not sell or otherwise liquidate the
Trust Estate  following an Event of Default,  unless (A) the Indenture  Trustee obtains the  consent  of  the  Enhancer  (or  if  an  Enhancer  Default  has  occurred  and  is continuing,  the  Noteholders of 100% of the aggregate Note Balance of the Notes),  (B)
the proceeds of such sale or liquidation  distributable  to Noteholders  are sufficient to discharge in full all amounts then due and unpaid upon the Notes for  principal  and interest and to reimburse  the Enhancer for any amounts  drawn under the Policy and any other  amounts due the Enhancer  under the  Insurance  Agreement  or (C) the  Indenture
Trustee  determines  that the Mortgage  Loans will not  continue to provide  sufficient funds for the  payment of  principal  of and  interest  on the Notes as they would have become  due if the Notes  had not been  declared  due and  payable,  and the  Indenture
Trustee  obtains the consent of the  Enhancer  (or if an Enhancer  Default has occurred and is  continuing,  and the  Noteholders  of 66 2/3% of the aggregate  Note Balance of the Notes).  In determining such  sufficiency or  insufficiency  with respect to clause
(B) and (C) above,  the  Indenture  Trustee  may,  but need not,  obtain and rely,  and shall be  protected  in  relying  in good  faith,  upon an  opinion  of an  Independent investment  banking or accounting firm of national  reputation as to the feasibility of such proposed  action and as to the  sufficiency  of the Trust Estate for such purpose.
Notwithstanding  the  foregoing,  provided  that a  Servicing  Default  shall  not have occurred,  any Sale (as defined in Section  5.15  hereof) of the Trust  Estate shall be made  subject to the  continued  servicing  of the  Mortgage  Loans by the  Servicer as provided in the Servicing  Agreement.  Notwithstanding  any sale of the Mortgage  Loans pursuant to this Section  5.04(a),  the  Indenture  Trustee  shall,  for so long as any principal  or  accrued  interest  on  the  Notes  remains  unpaid,  continue  to act as
Indenture   Trustee  hereunder  and  to  draw  amounts  payable  under  the  Policy  in accordance with its terms.

(b)     If the  Indenture  Trustee  collects  any money or  property  pursuant  to this
Article V, it shall pay out such money or property in the following order:

               FIRST: to the Indenture Trustee for amounts due under Section 6.07;

               SECOND:to the  Noteholders  of  each  Class  of  Notes,  pro  rata,  for amounts  due and unpaid on the  related  Notes for  interest,  including accrued  and unpaid  interest on the Notes for any prior  Payment  Date, ratably,  without  preference or priority of any kind,  according to the amounts  due and  payable  on  such  Notes  for  interest  from  amounts available in the Trust Estate for such  Noteholders,  other than amounts in respect of Interest Carryforward Amounts;

               THIRD: to the  Noteholders  of  each  Class  of  Notes,  pro  rata,  for amounts  due and unpaid on the  related  Notes for  principal,  ratably, without  preference  or priority of any kind,  according  to the amounts due and payable on such Notes for principal,  from amounts  available in the  Trust  Estate  for such  Noteholders,  until  the  respective  Note
               Balances of such Class have been reduced to zero;

               FOURTH:to the payment of all amounts  due and owing the  Enhancer  under the Insurance Agreement; and

               FIFTH: to the  Certificate  Paying  Agent for amounts due under  Article
               VIII of the Trust Agreement; and

               SEVENTH:      to the  payment of the  remainder,  if any,  to the Issuer or any other person legally entitled thereto.

        The  Indenture  Trustee may fix a record date and payment  date for any payment to  Noteholders  pursuant to this  Section 5.04.  At least  15 days  before such record date,  the  Indenture  Trustee  shall mail to each  Noteholder a notice that states the record date, the payment date and the amount to be paid.

Section 5.05   Optional  Preservation  of the  Trust  Estate.  If the  Notes  have been declared  due and payable  under  Section  5.02  following an Event of Default and such declaration and its  consequences  have not been rescinded and annulled,  the Indenture
Trustee may,  but need not (but shall at the written  direction of the Enhancer so long as no Enhancer  default  exists),  elect to take and maintain  possession  of the Trust
Estate.  It is the desire of the parties  hereto and the  Noteholders  that there be at all times  sufficient  funds for the payment of  principal of and interest on the Notes and  other  obligations  of the  Issuer  including  payment  to the  Enhancer,  and the
Indenture  Trustee shall take such desire into account when determining  whether or not to take and maintain  possession of the Trust Estate.  In  determining  whether to take and maintain  possession of the Trust Estate,  the Indenture Trustee may, but need not, obtain and rely,  and shall be protected  in relying in good faith,  upon an opinion of an Independent  investment banking or accounting firm of national  reputation as to the feasibility of such proposed  action and as to the  sufficiency of the Trust Estate for such purpose.

Section 5.06   Limitation  of Suits.  No  Noteholder  shall have any right to institute any  Proceeding,  judicial or  otherwise,  with respect to this  Indenture,  or for the appointment  of a receiver or trustee,  or for any other remedy  hereunder,  unless and subject to the provisions of Section 10.17 hereof:

(a)     such  Noteholder  shall have  previously  given written notice to the Indenture
Trustee of a continuing Event of Default;

(b)     the  Noteholders  of not less than 25% of the  aggregate  Note  Balance  of the
Notes  shall have made  written  request to the  Indenture  Trustee to  institute  such
Proceeding  in respect of such  Event of Default in its own name as  Indenture  Trustee hereunder;

(c)     such  Noteholder  or  Noteholders  shall have  offered  the  Indenture  Trustee reasonable  indemnity  against the costs,  expenses and  liabilities  to be incurred by it  in complying with such request;

(d)     the  Indenture  Trustee for 60 days  after its receipt of such notice,  request and offer of indemnity shall have failed to institute such Proceedings; and

(e)     no direction  inconsistent  with such written  request shall have been given to the Indenture  Trustee  during such 60-day period by the  Noteholders  of a majority of the aggregate Note Balance of the Notes or by the Enhancer.

        It is understood  and intended  that no Noteholder  shall have any right in any manner  whatever  by  virtue  of, or by  availing  itself  of,  any  provision  of this
Indenture to affect,  disturb or prejudice  the rights of any other  Noteholders  or to obtain or to seek to obtain  priority or preference  over any other  Noteholders  or to enforce any right under this Indenture, except in the manner herein provided.

        In the event the Indenture  Trustee shall receive  conflicting or  inconsistent requests and indemnity from two or more groups of Noteholders,  each  representing less than a majority of the  aggregate  Note  Balance of the Notes,  the  Indenture  Trustee
shall  act at  the  direction  of the  group  of  Noteholders  with  the  greater  Note
Balance.  In the  event  that  the  Indenture  Trustee  shall  receive  conflicting  or
inconsistent   requests  and  indemnity   from  two  or  more  groups  of   Noteholders
representing the same Note Balance,  then the Indenture  Trustee in its sole discretion may  determine  what  action,  if  any,  shall  be  taken,  notwithstanding  any  other provisions of this Indenture.

Section 5.07   Unconditional  Rights of Noteholders to Receive  Principal and Interest.
Subject to the  provisions  of this  Indenture,  the  Noteholder of any Note shall have the right,  which is absolute and  unconditional,  to receive  payment of the principal of and  interest,  if any, on such Note on or after the  respective  due dates  thereof expressed in such Note or in this Indenture and to institute  suit for the  enforcement of any such payment,  and such right shall not be impaired  without the consent of such
Noteholder.

Section 5.08   Restoration  of Rights and  Remedies.  If the  Indenture  Trustee or any
Noteholder  has  instituted  any  Proceeding  to enforce any right or remedy under this
Indenture  and such  Proceeding  has been  discontinued  or abandoned for any reason or has been  determined  adversely to the Indenture  Trustee or to such  Noteholder,  then and in every such case the Issuer,  the Indenture  Trustee and the  Noteholders  shall,
subject  to  any   determination  in  such  Proceeding,   be  restored   severally  and
respectively  to their  former  positions  hereunder,  and  thereafter  all  rights and remedies of the  Indenture  Trustee  and the  Noteholders  shall  continue as though no such Proceeding had been instituted.

Section 5.09   Rights and  Remedies  Cumulative.  No right or remedy  herein  conferred upon  or  reserved  to the  Indenture  Trustee,  the  Enhancer  or the  Noteholders  is
intended  to be  exclusive  of any other  right or remedy,  and every  right and remedy shall,  to the extent  permitted by law, be  cumulative  and in addition to every other right and remedy  given  hereunder  or now or  hereafter  existing at law, in equity or
otherwise.   The  assertion  or  employment  of  any  right  or  remedy  hereunder,  or otherwise,  shall not prevent  the  concurrent  assertion  or  employment  of any other appropriate right or remedy.

Section 5.10   Delay or Omission  Not a Waiver.  No delay or omission of the  Indenture
Trustee,  the Enhancer or any Noteholder to exercise any right or remedy  accruing upon any Event of Default  shall  impair any such right or remedy or  constitute a waiver of any such Event of Default or an  acquiescence  therein.  Every  right and remedy  given by this  Article V or by law to the  Indenture  Trustee  or to the  Noteholders  may be
exercised  from  time  to  time,  and  as  often  as may be  deemed  expedient,  by the
Indenture Trustee or by the Noteholders, as the case may be.

Section 5.11   Control  by  Enhancer  or  Noteholders.  The  Enhancer  (so  long  as no
Enhancer  Default  exists) or the  Noteholders  of a  majority  of the  aggregate  Note
Balance of Notes with the consent of the  Enhancer,  shall have the right to direct the time,  method and place of conducting any  Proceeding  for any remedy  available to the
Indenture  Trustee  with  respect  to the  Notes  or  exercising  any  trust  or  power conferred on the Indenture Trustee, provided that:

(a)     such  direction  shall  not be in  conflict  with any rule of law or with  this
Indenture;

(b)     subject to the express  terms of  Section 5.04,  any direction to the Indenture
Trustee to sell or  liquidate  the Trust Estate shall be by the Enhancer (so long as no
Enhancer  Default  exists) or by the  Noteholders of Notes  representing  not less than
100% of the aggregate Note Balance of the Notes with the consent of the Enhancer;

(c)     if the conditions set forth in  Section 5.05  shall have been satisfied and the
Indenture  Trustee  elects to retain the Trust Estate  pursuant to such  Section,  then any direction to the Indenture  Trustee by Noteholders of Notes  representing less than
100% of the  aggregate  Note Balance of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

(d)     the Indenture  Trustee may take any other action deemed proper by the Indenture
Trustee that is not inconsistent with such direction.

Notwithstanding  the  rights of  Noteholders  set  forth in this  Section,  subject  to
Section 6.01,  the Indenture  Trustee need not take any action that it  determines  (in its sole  discretion)  might  involve it in  liability  or might  materially  adversely affect  the  rights of any  Noteholders  not  consenting  to such  action,  unless  the
Trustee has received satisfactory indemnity from the Enhancer or a Noteholder.

Section 5.12   Waiver of Past Defaults.  Prior to the  declaration of the  acceleration of the maturity of the Notes as provided in Section  5.02,  the Enhancer (so long as no
Enhancer  Default  exists)  or the  Noteholders  of not  less  than a  majority  of the aggregate  Note Balance of the Notes,  with the consent of the Enhancer,  may waive any past  Event of  Default  and its  consequences,  except  an Event of  Default  (a) with respect to payment of  principal  of or  interest on any of the Notes or (b) in respect of a covenant or  provision  hereof  that  cannot be  modified  or amended  without the consent of the  Noteholder  of each Note.  In the case of any such waiver,  the Issuer, the  Indenture  Trustee  and the  Noteholders  shall be  restored  to their  respective former  positions  and  rights  hereunder;  but no  such  waiver  shall  extend  to any subsequent or other Event of Default or impair any right consequent thereto.

        Upon any such waiver,  any Event of Default  arising  therefrom shall be deemed to have been cured and not to have occurred,  for every purpose of this Indenture;  but no such waiver shall extend to any  subsequent  or other Event of Default or impair any right consequent thereto.

Section 5.13   Undertaking  for Costs.  All parties to this Indenture  agree,  and each
Noteholder  by such  Noteholder's  acceptance  of the  related  Note shall be deemed to have agreed,  that any court may in its discretion  require,  in any Proceeding for the enforcement of any right or remedy under this Indenture,  or in any Proceeding  against the  Indenture  Trustee for any action  taken,  suffered or omitted by it as  Indenture
Trustee,  the filing by any party litigant in such  Proceeding of an undertaking to pay the  costs of such  Proceeding,  and  that  such  court  may in its  discretion  assess reasonable costs,  including reasonable  attorneys' fees, against any party litigant in such  Proceeding,  having  due  regard to the  merits  and good  faith of the claims or defenses  made by such party  litigant;  but the  provisions of this Section 5.13 shall not  apply  to  (a)  any  Proceeding  instituted  by the  Indenture  Trustee,  (b)  any
Proceeding  instituted  by any  Noteholder,  or  group  of  Noteholders,  in each  case holding in the aggregate  more than 10% of the  aggregate  Note Balance of the Notes or
(c) any Proceeding  instituted by any Noteholder for the  enforcement of the payment of principal  of or interest on any Note on or after the  respective  due dates  expressed in such Note and in this Indenture.

Section 5.14   Waiver of Stay or Extension  Laws.  The Issuer  covenants (to the extent that it may  lawfully do so) that it will not at any time insist  upon,  or plead or in any  manner  whatsoever,  claim  or take  the  benefit  or  advantage  of,  any stay or extension  law  wherever  enacted,  now or at any time  hereafter  in  force,  that may affect the  covenants  or the  performance  of this  Indenture;  and the Issuer (to the extent that it may  lawfully do so) hereby  expressly  waives all benefit or  advantage of any such  law,  and  covenants  that it  shall  not  hinder,  delay  or  impede  the execution of any power herein  granted to the  Indenture  Trustee,  but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15   Sale of Trust Estate.

(a)     The power to effect any sale or other  disposition (a  "placeCitySale")  of any portion of the Trust  Estate  pursuant  to  Section 5.04  is  expressly  subject to the provisions of  Section 5.05  and this  Section 5.15.  The power to effect any such Sale shall not be  exhausted  by any one or more Sales as to any portion of the Trust Estate remaining  unsold,  but shall continue  unimpaired  until the entire Trust Estate shall have been sold or all amounts  payable on the Notes and under this  Indenture and under the Insurance  Agreement  shall have been paid. The Indenture  Trustee may from time to time  postpone  any public  Sale by public  announcement  made at the time and place of such  Sale.  The  Indenture  Trustee  hereby  expressly  waives its right to any amount fixed by law as compensation for any Sale.

(b)     The Indenture  Trustee shall not in any private Sale sell the Trust Estate,  or any portion thereof, unless:

(i)     the Enhancer  direct(s) the  Indenture  Trustee in writing to make such Sale in accordance with the provisions of Section 5.04,

(ii)    the  proceeds of such Sale would be not less than the entire  amount that would be payable to the Noteholders  under the Notes,  the  Certificateholders  under the  Certificates and the Enhancer in respect of amounts drawn under the Policy and any other amounts due the Enhancer under the Insurance  Agreement,  in full payment  thereof in  accordance  with  Section 5.02,  on the Payment  Date next succeeding the date of such Sale, or

(iii)   the Indenture Trustee determines,  in its sole discretion,  that the conditions for  retention  of the  Trust  Estate  set  forth  in  Section 5.05  cannot  be satisfied (in making any such  determination,  the  Indenture  Trustee may rely and  shall  be  protected  in  relying  in good  faith  upon an  opinion  of an
        Independent  investment  banking  firm  obtained  and  delivered as provided in
        Section 5.05), and the Enhancer consents to such Sale.

The  purchase by the  Indenture  Trustee of all or any portion of the Trust Estate at a private  Sale shall not be deemed a Sale or other  disposition  thereof for purposes of this Section 5.15(b).

(c)     Unless the  Noteholders  and the  Enhancer  shall have  otherwise  consented or directed the Indenture  Trustee,  at any public Sale of all or any portion of the Trust
Estate  at which a  minimum  bid  equal to or  greater  than the  amount  described  in
paragraph (ii) of Section   5.15(b) has not been  established by the Indenture  Trustee and no Person bids an amount equal to or greater than such amount,  then the  Indenture
Trustee shall bid an amount at least $1.00 more than the highest  other bid,  which bid shall be subject to the provisions of Section 5.15(d)(ii) herein.

(d)     In connection with a Sale of all or any portion of the Trust Estate:

(i)     any Noteholder may bid for and, with the consent of the Enhancer,  purchase the property  offered  for  sale,  and upon  compliance  with the terms of sale may hold,  retain  and  possess  and  dispose  of such  property,  without  further accountability,  and may, in paying the purchase  money  therefor,  deliver any
        Notes or claims for  interest  thereon  in lieu of cash up to the amount  which shall,  upon distribution of the net proceeds of such sale, be payable thereon, and such Notes,  in case the amounts so payable  thereon shall be less than the amount due thereon,  shall be returned to the  Noteholders  thereof after being appropriately stamped to show such partial payment;

(ii)    the  Indenture  Trustee  may bid for  and  acquire  the  property  offered  for
        CitySale in  connection  with any  placeCitySale  thereof  and,  subject to any requirements of, and to the extent  permitted by,  applicable law in connection therewith,  may  purchase  all or any portion of the Trust  Estate in a private sale.  In  lieu of  paying  cash  therefor,  the  Indenture  Trustee  may  make settlement  for the purchase  price by crediting  the gross Sale price  against the sum of (A) the amount that would be  distributable  to the  Noteholders and the  Certificateholders  and amounts  owing to the Enhancer as a result of such
        Sale in  accordance  with Section  5.04(b) on the Payment Date next  succeeding the date of such Sale and (B) the  expenses of the Sale and of any  Proceedings in connection  therewith that are reimbursable to it, without being required to produce  the Notes in order to  complete  any such Sale or in order for the net
        Sale price to be credited  against such Notes,  and any property so acquired by the Indenture  Trustee  shall be held and dealt with by it in  accordance  with the provisions of this Indenture;

(iii)   the Indenture  Trustee shall execute and deliver an  appropriate  instrument of conveyance  transferring  its  interest in any  portion of the Trust  Estate in connection with a Sale thereof;

(iv)    the  Indenture   Trustee  is  hereby   irrevocably   appointed  the  agent  and
        attorney-in-fact  of the Issuer to  transfer  and convey  its  interest  in any portion of the Trust Estate in connection with a Sale thereof,  and to take all action necessary to effect such Sale; and

(v)     no purchaser or transferee at such a placeCitySale  shall be bound to ascertain the  Indenture  Trustee's  authority,  inquire  into  the  satisfaction  of any conditions precedent or see to the application of any monies.

Section 5.16   Action on  Notes.  The  Indenture  Trustee's  right to seek and  recover judgment on the Notes or under this  Indenture  shall not be  affected by the  seeking,
obtaining  or   application  of  any  other  relief  under  or  with  respect  to  this
Indenture.  Neither  the lien of this  Indenture  nor any  rights  or  remedies  of the
Indenture  Trustee  or  the  Noteholders  shall  be  impaired  by the  recovery  of any judgment by the  Indenture  Trustee  against the Issuer or by the levy of any execution under such  judgment  upon any portion of the Trust Estate or upon any of the assets of the  Issuer.  Any  money  or  property  collected  by the  Indenture  Trustee  shall be applied in accordance with Section 5.04(b).

Section 5.17   Performance and Enforcement of Certain Obligations.

(a)     Promptly  following  a  written  request  from the  Enhancer  or the  Indenture
Trustee  (with the written  consent of the  Enhancer),  the Issuer,  in its capacity as owner of the Mortgage  Loans,  shall,  with the written  consent of the Enhancer,  take all such  lawful  action as the  Indenture  Trustee  may request to cause the Issuer to compel or secure the  performance  and  observance by the Sellers and the Servicer,  as applicable,  of each of their  obligations  to the Issuer under or in  connection  with the  Purchase  Agreement  and the  Servicing  Agreement,  and to  exercise  any and all rights,  remedies,  powers and privileges  lawfully available to the Issuer under or in connection  with the Purchase  Agreement and the Servicing  Agreement to the extent and in the manner  directed by the  Indenture  Trustee,  as pledgee of the Mortgage  Loans, including  the  transmission  of notices  of default on the part of the  Sellers or the
Servicer  thereunder  and  the  institution  of  legal  or  administrative  actions  or proceedings  to compel or secure  performance by the Sellers or the Servicer of each of their obligations under the Purchase Agreement and the Servicing Agreement.

(b)     If an Event of Default  shall have  occurred and be  continuing,  the Indenture
Trustee,  as  pledgee of the  Mortgage  Loans,  subject  to the rights of the  Enhancer under the Servicing  Agreement,  may, and at the direction (which direction shall be in
writing  or  by  telephone   (confirmed  in  writing   promptly   thereafter))  of  the
Noteholders  of 66 2/3% of the  aggregate  Note Balance of the Notes,  shall,  exercise all rights, remedies,  powers,  privileges and claims of the Issuer against the Sellers or the Servicer  under or in connection  with the Purchase  Agreement and the Servicing
Agreement,  including  the  right or  power to take any  action  to  compel  or  secure performance  or observance by the Sellers or the Servicer,  as the case may be, of each of  their  obligations  to the  Issuer  thereunder  and to give any  consent,  request, notice, direction,  approval,  extension or waiver under the Purchase Agreement and the
Servicing  Agreement,  as the case may be,  and any  right of the  Issuer  to take such action  shall  not  be  suspended.  In  connection  therewith,  as  determined  by  the
Indenture  Trustee,  the Issuer shall take all actions necessary to effect the transfer of the Mortgage Loans to the Indenture Trustee.

ARTICLE VI

                                 The Indenture Trustee

Section 6.01   Duties of Indenture Trustee.

(a)     If an Event of Default  shall have  occurred and be  continuing,  the Indenture
Trustee  shall  exercise the rights and powers  vested in it by this  Indenture and use the  same  degree  of care and  skill  in their  exercise  as a  prudent  Person  would exercise or use under the circumstances in the conduct of such Person's own affairs.

(b)     Except during the continuance of an Event of Default:

(i)     the  Indenture  Trustee  undertakes to perform such duties and only such duties as are  specifically  set forth in this  Indenture and no implied  covenants or obligations  shall be read into this Indenture  against the Indenture  Trustee;
        and

(ii)    in  the  absence  of  bad  faith  on  its  part,  the  Indenture   Trustee  may
        conclusively  rely, as to the truth of the  statements  and the  correctness of
        the  opinions  expressed  therein,  upon  certificates,   reports  or  opinions
        furnished to the Indenture  Trustee and conforming to the  requirements of this
        Indenture;  provided,  however,  that the  Indenture  Trustee shall examine the certificates,  reports and opinions to determine whether or not they conform to the requirements of this Indenture.

(c)     The Indenture  Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)     this paragraph does not limit the effect of Section 6.01(a);

(ii)    the  Indenture  Trustee  shall not be liable for any error of judgment  made in good faith by a  Responsible  Officer  unless it is proved  that the  Indenture
        Trustee was negligent in ascertaining the pertinent facts; and

(iii)   the  Indenture  Trustee shall not be liable with respect to any action it takes or omits to take in good faith in  accordance  with a direction  received by it pursuant to  Section 5.11  or any direction from the Enhancer that the Enhancer is entitled to give under any of the Basic Documents.

(d)     The Indenture  Trustee  shall not be liable for interest on any money  received by it except as the Indenture Trustee may agree in writing with the Issuer.

(e)     Money held in trust by the Indenture  Trustee need not be segregated from other funds  except  to the  extent  required  by law or the terms of this  Indenture  or the
Trust Agreement.

(f)     No provision of this  Indenture  shall require the Indenture  Trustee to expend or risk its own funds or otherwise  incur  financial  liability in the  performance  of any of its duties  hereunder or in the  exercise of any of its rights or powers,  if it shall have  reasonable  grounds to believe  that  repayment  of such funds or  adequate indemnity against such risk or liability is not reasonably assured to it.

(g)     Every  provision of this  Indenture  relating to the conduct or  affecting  the liability of or affording  protection to the Indenture  Trustee shall be subject to the provisions of this Section and to the provisions of TIA.

(h)     With respect to each Payment  Date,  on the Business Day  following the related
Determination  Date,  the  Indenture  Trustee shall forward or cause to be forwarded by mail,  or other  mutually  agreed-upon  method,  to the  Enhancer and the  Servicer,  a statement setting forth, to the extent applicable,  during the Pre-Funding  Period, the
Pre-Funded  Amount  as of  such  Determination  Date  and any  transfers  of  funds  in connection therewith.

(i)     The Indenture  Trustee hereby accepts  appointment as Certificate  Paying Agent under  the  Trust  Agreement  and  agrees  to be bound by the  provisions  of the Trust
Agreement  relating to the  Certificate  Paying  Agent.  The Indenture  Trustee  hereby agrees to be bound by the provisions of Article IX of the Trust Agreement.

(j)     The  Indenture  Trustee  shall not be  required  to take notice or be deemed to have  notice or  knowledge  of any Event of  Default  (except  for an Event of  Default specified in  clause (a) of the  definition  thereof)  unless a Responsible  Officer of the  Indenture  Trustee  shall have received  written  notice or have actual  knowledge thereof.  In the absence of receipt of such  notice or such  knowledge,  the  Indenture
Trustee may conclusively assume that there is no default or Event of Default.

(k)     The  Indenture  Trustee shall have no duty to see to any recording or filing of any financing  statement or continuation  statement  evidencing a security  interest or to see to the  maintenance  of any such  recording or filing or to any  rerecording  or refiling of any thereof.

Section 6.02   Rights of Indenture Trustee.

(a)     The  Indenture  Trustee may rely and shall be protected in acting or refraining from  acting in good  faith  upon any  resolution,  Officer's  Certificate,  opinion of counsel,  certificate of auditors,  or any other  certificate,  statement,  instrument, report,  notice,  consent or other  document  believed  by it to be genuine and to have been  signed  or  presented  by the  proper  person.  The  Indenture  Trustee  need not investigate any fact or matter stated in any such document.

(b)     Before the Indenture  Trustee acts or refrains  from acting,  it may require an
Officer's  Certificate  or an Opinion of Counsel.  The  Indenture  Trustee shall not be liable for any action it takes or omits to take in good faith in  reliance  on any such
Officer's Certificate or Opinion of Counsel.

(c)     The  Indenture  Trustee may execute  any of the trusts or powers  hereunder  or perform any duties  hereunder  either  directly or by or through agents or attorneys or a custodian or nominee,  and the  Indenture  Trustee shall not be  responsible  for any misconduct  or negligence  on the part of, or for the  supervision  of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d)     The  Indenture  Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be  authorized  or within its rights or powers;
provided,  however,  that the Indenture  Trustee's conduct does not constitute  willful misconduct, negligence or bad faith.

(e)     The Indenture  Trustee may consult with  counsel,  and the advice or opinion of counsel with respect to legal  matters  relating to this  Indenture and the Notes shall be full and complete  authorization  and  protection  from  liability in respect to any action  taken,  omitted or suffered  by it  hereunder  in good faith and in  accordance with the advice or opinion of such counsel.

(f)     The  Indenture  Trustee  shall not be  personally  liable for any action taken, suffered or omitted by it in good faith and believed by it to be  authorized  or within the  discretion  or rights or powers  conferred  upon it by this  Indenture,  unless it shall  be  proved  that  the  Indenture  Trustee  was  negligent  in  ascertaining  the pertinent facts.

(g)     Prior to the occurrence of an Event of Default hereunder,  and after the curing or waiver of all  Events of  Default  that may have  occurred,  the  Indenture  Trustee shall not be bound to make any  investigation  into the facts or matters  stated in any resolution,  certificate,  statement,  instrument,  opinion,  report, notice,  request, consent,  order,  approval,  bond or  other  paper or  document,  unless  requested  in writing to do so by the  Enhancer  or the  Noteholders  representing  a majority of the aggregate  Note Balance;  provided,  however,  that if the payment  within a reasonable time to the  Indenture  Trustee  of the costs,  expenses  or  liabilities  likely to be incurred  by it in  the  making  of  such  investigation  is,  in  the  opinion  of the
Indenture  Trustee,  not assured to the Indenture  Trustee by the security  afforded to it by the  terms  of this  Indenture,  the  Indenture  Trustee  may  require  indemnity satisfactory  to the  Indenture  Trustee  against such cost,  expense or liability as a condition to taking any such action.

(h)     The  Indenture  Trustee  shall be under no  obligation  to exercise  any of the trusts or powers  vested in it by this  Indenture  or to  institute,  conduct or defend any litigation  hereunder or in relation  hereto at the request,  order or direction of any of the Enhancer or the  Noteholders,  pursuant to the provisions of this Indenture, unless the  Enhancer or the  Noteholders  shall have offered to the  Indenture  Trustee reasonable  security or indemnity  against the costs,  expenses and  liabilities  which may be incurred therein or thereby;  nothing contained herein shall,  however,  relieve the Indenture  Trustee of the  obligation,  upon the  occurrence of an Event of Default
(which  has not been  cured or  waived),  to  exercise  such of the  rights  and powers vested in it by this  Indenture,  and to use the same degree of care and skill in their exercise as a prudent  investor  would exercise or use under the  circumstances  in the conduct of such investor's own affairs.

Section 6.03   Individual  Rights of Indenture  Trustee.  The Indenture  Trustee in its
individual  or any other  capacity  may  become  the owner or  pledgee of Notes and may otherwise  deal with the Issuer or its  Affiliates  with the same  rights it would have if it were  not  Indenture  Trustee.  Any Note  Registrar,  co-registrar  or  co-paying agent may do the same with like  rights.  However,  the  Indenture  Trustee must comply with Sections 6.11 and 6.12.

Section 6.04   Indenture  Trustee's  Disclaimer.  The  Indenture  Trustee  shall not be
(i) responsible  for and makes no representation as to the validity or adequacy of this
Indenture or the Notes,  (ii)  accountable  for the  Issuer's use of the proceeds  from the Notes or  (iii) responsible  for any  statement of the Issuer in this  Indenture or in any  document  issued  in  connection  with the sale of the  Notes or in the  Notes, other than the Indenture Trustee's certificate of authentication thereon.

Section 6.05   Notice of Event of  Default.  If an Event of Default  shall occur and be continuing,  and if such  Event of  Default  is known to a  Responsible  Officer of the
Indenture  Trustee,  then the Indenture Trustee shall give prompt notice thereof to the
Enhancer.  The  Indenture  Trustee shall mail to each  Noteholder  notice of such Event of Default  within 90 days  after it occurs.  Except in the case of an Event of Default with  respect to the payment of  principal  of or interest on any Note,  the  Indenture
Trustee  may  withhold  such notice if and so long as a  committee  of its  Responsible
Officers in good faith  determines that  withholding such notice is in the interests of the Noteholders.

Section 6.06   Reports by  Indenture  Trustee to  Noteholders.  The  Indenture  Trustee
shall deliver to each  Noteholder  such  information  as may be required to enable such
Noteholder  to prepare its federal and state  income tax  returns.  In  addition,  upon
Issuer  Request,   the  Indenture  Trustee  shall  promptly  furnish  such  information reasonably  requested  by the Issuer  that is  reasonably  available  to the  Indenture
Trustee to enable the Issuer to perform  its  federal  and state  income tax  reporting obligations.

Section 6.07   Compensation and Indemnity.  The Indenture  Trustee shall be compensated and  indemnified  by the Servicer in  accordance  with  Section  6.06 of the  Servicing
Agreement.  All  amounts  owing  the  Indenture  Trustee  hereunder  in  excess of such amount,  as well as any  amount  owed  to the  Indenture  Trustee  in  accordance  with
Section 6.06 of the Servicing  Agreement,  to the extent the Servicer has failed to pay such amount,  shall be paid solely as provided in Section  3.05 hereof  (subject to the priorities  set forth  therein).  The  Indenture  Trustee's  compensation  shall not be limited  by any law on  compensation  of a trustee  of an  express  trust.  The  Issuer shall  reimburse  the  Indenture  Trustee  for all  reasonable  out-of-pocket  expenses
incurred  or  made  by  it,   including  costs  of  collection,   in  addition  to  the
compensation   for  its   services.   Such  expenses   shall  include  the   reasonable
compensation,  expenses,  disbursements and advances of the Indenture Trustee's agents, counsel,  accountants  and experts.  The Issuer shall  indemnify the Indenture  Trustee against any and all loss,  liability or expense  (including  attorneys'  fees) incurred by it in connection  with the  administration  of this trust and the performance of its duties  hereunder.  The  Indenture  Trustee  shall  notify the Issuer  promptly  of any claim for which it may seek  indemnity.  Failure by the Indenture  Trustee to so notify the Issuer  shall not  relieve  the  Issuer of its  obligations  hereunder.  The Issuer shall defend any such claim,  and the Indenture  Trustee may have separate  counsel and the  Issuer  shall  pay the  fees and  expenses  of such  counsel.  The  Issuer  is not obligated  to  reimburse  any  expense or  indemnify  against  any loss,  liability  or expense incurred by the Indenture  Trustee through the Indenture  Trustee's own willful misconduct, negligence or bad faith.

        The Issuer's  payment  obligations  to the Indenture  Trustee  pursuant to this
Section 6.07  shall  survive the  discharge  of this  Indenture or the  termination  or resignation  of the Indenture  Trustee.  When the  Indenture  Trustee  incurs  expenses after the  occurrence  of an Event of  Default  specified  in clause  (c) or (d) of the definition  thereof  with  respect  to  the  Issuer,  such  expenses  are  intended  to constitute  expenses of administration  under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 6.08   Replacement  of  Indenture  Trustee.  No  resignation  or removal of the
Indenture  Trustee and no  appointment  of a successor  Indenture  Trustee shall become effective  until the  acceptance  of  appointment  by the successor  Indenture  Trustee pursuant  to this  Section  6.08.  The  Indenture  Trustee may resign at any time by so notifying the Issuer and the Enhancer.  The Enhancer or the  Noteholders  of a majority of the  aggregate  Note  Balance of the Notes,  with the consent of the  Enhancer,  may remove the Indenture  Trustee by so notifying  the  Indenture  Trustee and the Enhancer
(if given by such Noteholders) and may appoint a successor  Indenture  Trustee.  Unless a Servicer  Default has occurred and is  continuing,  the  appointment of any successor
Indenture  Trustee  shall be subject to the prior  written  approval  of the  Servicer.
The Issuer shall remove the Indenture Trustee if:

(a)     the Indenture Trustee fails to comply with Section 6.11;

(b)     the Indenture Trustee is adjudged a bankrupt or insolvent;

(c)     a receiver or other public  officer  takes charge of the  Indenture  Trustee or its property; or

(d)     the Indenture  Trustee  otherwise  becomes  incapable of fulfilling  its duties under the Basic Documents.

        If the Indenture  Trustee  resigns or is removed or if a vacancy  exists in the office of the  Indenture  Trustee for any reason (the  Indenture  Trustee in such event being  referred  to  herein  as the  retiring  Indenture  Trustee),  the  Issuer  shall promptly  appoint a  successor  Indenture  Trustee  with the  consent of the  Enhancer, which consent shall not be unreasonably  withheld.  In addition,  the Indenture Trustee shall resign to avoid being directly or indirectly controlled by the Issuer.

        A  successor  Indenture  Trustee  shall  deliver  a written  acceptance  of its appointment  to the  retiring  Indenture  Trustee  and to the  Issuer.  Thereupon,  the
resignation or removal of the retiring  Indenture Trustee shall become  effective,  and the successor  Indenture  Trustee  shall have all the rights,  powers and duties of the
Indenture  Trustee under this Indenture.  The successor  Indenture Trustee shall mail a notice of its  succession  to the  Noteholders.  The retiring  Indenture  Trustee shall promptly  transfer  all  property  held by it as  Indenture  Trustee  to the  successor
Indenture Trustee.

        If a successor  Indenture Trustee does not take office within 60 days after the retiring  Indenture  Trustee  resigns  or  is  removed,  then  the  retiring  Indenture
Trustee,  the Issuer or the  Noteholders of a majority of aggregate Note Balance of the
Notes may  petition  any  court of  competent  jurisdiction  for the  appointment  of a successor Indenture Trustee.

        If the Indenture Trustee fails to comply with Section 6.11,  any Noteholder may petition any court of competent  jurisdiction for the removal of the Indenture  Trustee and the appointment of a successor Indenture Trustee.

        Notwithstanding  the  replacement  of the  Indenture  Trustee  pursuant to this
Section,  the Issuer's  obligations under  Section 6.07  shall continue for the benefit of the retiring Indenture Trustee.

Section 6.09   Successor   Indenture  Trustee  by  Merger.  If  the  Indenture  Trustee
consolidates  with,  merges or converts into, or transfers all or substantially all its corporate  trust  business or assets to, another  corporation  or banking  association, then the resulting,  surviving or transferee  corporation without any further act shall be the  successor  Indenture  Trustee;  provided,  that  such  corporation  or  banking association  shall  be  otherwise  qualified  and  eligible  under  Section  6.11.  The
Indenture  Trustee  shall provide the Rating  Agencies with written  notice of any such transaction occurring after the Closing Date.

        If at the time of any such succession by merger,  conversion or  consolidation, any of the  Notes  shall  have  been  authenticated  but not  delivered,  then any such successor to the Indenture  Trustee may adopt the certificate of  authentication of any predecessor  trustee,  and deliver such Notes so authenticated.  If at such time any of the Notes shall not have been  authenticated,  any successor to the  Indenture  Trustee may authenticate  such Notes either in the name of any predecessor  hereunder or in the name  of  the  successor  to  the  Indenture  Trustee;  and in  all  such  cases,  such certificates  shall  have the full force  that it is  anywhere  in the Notes or in this
Indenture provided that the certificate of the Indenture Trustee shall have.

Section 6.10   Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a)     Notwithstanding  any other  provisions of this Indenture,  at any time, for the purpose of meeting any legal  requirement of any  jurisdiction in which any part of the
Trust Estate may at such time be located,  the  Indenture  Trustee shall have the power and may execute and deliver all  instruments  to appoint one or more  Persons to act as a co-trustee or co-trustees,  or separate trustee or separate  trustees,  of all or any part of the Issuer,  and to vest in such Person or Persons,  in such  capacity  and for the benefit of the  Noteholders  and the Enhancer,  such title to the Trust Estate,  or any part thereof,  and, subject to the other  provisions of this Section,  such powers,
duties,  obligations,   rights  and  trusts  as  the  Indenture  Trustee  may  consider necessary  or  desirable.  No  co  trustee  or  separate  trustee  hereunder  shall  be required to meet the terms of  eligibility  as a successor  trustee under Section 6.11, and no notice to Noteholders of the  appointment of any co trustee or separate  trustee shall be required under Section 6.08 hereof.

(b)     Every separate  trustee and co-trustee  shall, to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

(i)     all  rights,  powers,  duties and  obligations  conferred  or imposed  upon the
        Indenture  Trustee  shall  be  conferred  or  imposed  upon  and  exercised  or performed by the  Indenture  Trustee and such  separate  trustee or  co-trustee jointly (it being  understood  that such separate  trustee or co-trustee is not authorized  to act  separately  without the Indenture  Trustee  joining in such act),  except to the extent that under any law of any jurisdiction in which any particular  act or acts are to be  performed  the  Indenture  Trustee  shall be incompetent  or  unqualified  to perform such act or acts,  in which event such rights,  powers, duties and obligations  (including the holding of title to the
        Trust  Estate  or any  portion  thereof  in any  such  jurisdiction)  shall  be exercised and  performed  singly by such separate  trustee or  co-trustee,  but solely at the direction of the Indenture Trustee;

(ii)    no  trustee  hereunder  shall be  personally  liable  by  reason  of any act or omission of any other trustee hereunder; and

(iii)   the Indenture  Trustee may at any time accept the  resignation of or remove any separate trustee or co-trustee.

(c)     Any notice,  request or other writing  given to the Indenture  Trustee shall be deemed to have been given to each of the then  separate  trustees and  co-trustees,  as effectively  as if given to each of them.  Every  instrument  appointing  any  separate trustee  or  co-trustee  shall  refer  to this  Indenture  and the  conditions  of this
Article VI. Each separate  trustee and  co-trustee,  upon its  acceptance of the trusts conferred,  shall be vested with the estates or property  specified  in its  instrument of  appointment,  either jointly with the Indenture  Trustee or  separately,  as may be provided  therein,  subject  to all  the  provisions  of this  Indenture,  specifically including every provision of this Indenture  relating to the conduct of,  affecting the
liability  of,  or  affording   protection  to,  the  Indenture  Trustee.   Every  such
instrument shall be filed with the Indenture Trustee.

(d)     Any separate  trustee or co-trustee  may at any time  constitute  the Indenture
Trustee,  its agent or  attorney-in-fact  with full power and authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this  Indenture on its behalf and in its name.  If any separate  trustee or co-trustee  shall die,  become incapable  of acting,  resign or be removed,  all of its estates,  properties,  rights, remedies and trusts shall vest in and be exercised  by the  Indenture  Trustee,  to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.11   Eligibility;  Disqualification.  The  Indenture  Trustee  shall  at  all times satisfy the  requirements  of TIAss.310(a).  The  Indenture  Trustee shall have a combined  capital and surplus of at least  $50,000,000  as set forth in its most recent published  annual report of condition and it or its parent shall have a long-term  debt rating of "A" or better by  Moody's.  The  Indenture  Trustee  shall  comply with TIAss.
310(b);  provided,  however,  that there shall be excluded  from the operation of TIAss.
310(b)(1) any indenture or  indentures  under which other  securities of the Issuer are outstanding  if the  requirements  for such  exclusion set forth in TIAss.310(b)(1) are met.

Section 6.12   Preferential   Collection  of  Claims  Against  Issuer.   The  Indenture
Trustee shall comply with TIAss.311(a),  excluding any creditor  relationship listed in
TIAss. 311(b).  An  Indenture  Trustee  that  has  resigned  or been  removed  shall be subject to TIAss.311(a) to the extent indicated.

Section 6.13   Representations   and   Warranties.   The   Indenture   Trustee   hereby
represents and warrants that:

(a)     The Indenture Trustee is duly organized,  validly existing and in good standing as a national  banking  association  with power and authority to own its properties and to conduct its business as such  properties  are  currently  owned and such business is currently conducted.

(b)     The  Indenture  Trustee has the power and authority to execute and deliver this
Indenture and to carry out its terms;  and the execution,  delivery and  performance of this  Indenture  have been duly  authorized by the  Indenture  Trustee by all necessary corporate action.

(c)     The  consummation  of the  transactions  contemplated by this Indenture and the fulfillment  of the terms hereof do not conflict  with,  result in any breach of any of the terms and  provisions  of, or constitute  (with or without notice or lapse of time)
a default under,  the articles of  organization  or bylaws of the Indenture  Trustee or any  agreement  or other  instrument  to which the  Indenture  Trustee is a party or by which it is bound.

(d)     To  the  Indenture  Trustee's  best  knowledge,  there  are no  Proceedings  or
investigations   pending   or   threatened   before   any   court,   regulatory   body,
administrative  agency or other governmental  instrumentality  having jurisdiction over the  Indenture  Trustee  or  its  properties  (A)  asserting  the  invalidity  of  this
Indenture,  (B)  seeking  to  prevent  the  consummation  of any  of  the  transactions contemplated  by this Indenture or (C) seeking any  determination  or ruling that might materially  and  adversely  affect  the  performance  by the  Indenture  Trustee of its obligations under, or the validity or enforceability of, this Indenture.

(e)     The Indenture  Trustee does not have notice of any adverse claim (as such terms are used in  Section 8-302  of the UCC in effect in the State of Delaware) with respect to the Mortgage Loans.

Section 6.14   Directions  to  Indenture  Trustee.  The  Indenture  Trustee  is  hereby directed:

(a)     to accept the pledge of the Mortgage  Loans and hold the assets of the Trust in trust for the Noteholders and the Enhancer;

(b)     to authenticate  and deliver the Notes  substantially in the form prescribed by
Exhibit A in accordance with the terms of this Indenture;

(c)     to execute the Hedge Agreement and take all actions thereunder; and

(d)     to take all  other  actions  as shall be  required  to be taken by the terms of this Indenture.

Section 6.15   Indenture  Trustee May Own  Securities.  The Indenture  Trustee,  in its
individual or any other  capacity,  may become the owner or pledgee of Securities  with the same rights it would have if it were not Indenture Trustee.

ARTICLE VII

                            Noteholders' Lists and Reports

Section 7.01   Issuer  to  Furnish   Indenture   Trustee   Names  and   Addresses  of
Noteholders.  The  Issuer  shall  furnish  or cause to be  furnished  to the  Indenture
Trustee (a) not more than five days after each  Record  Date,  a list,  in such form as the  Indenture  Trustee  may  reasonably  require,  of the names and  addresses  of the
Noteholders  as of such  Record  Date,  and (b) at such  other  times as the  Indenture
Trustee and the  Enhancer may request in writing,  within 30 days after  receipt by the
Issuer of any such  request,  a list of similar  form and content as of a date not more than 10 days prior to the time such list is furnished;  provided,  however, that for so long as the Indenture Trustee is the Note Registrar, no such list need be furnished.

Section 7.02   Preservation of Information; Communications to Noteholders.

(a)     The  Indenture  Trustee shall  preserve,  in as current a form as is reasonably practicable,  the names and addresses of the  Noteholders  contained in the most recent list furnished to the Indenture  Trustee as provided in Section 7.01  and the names and addresses  of the  Noteholders  received by the  Indenture  Trustee in its  capacity as
Note  Registrar.  The  Indenture  Trustee  may  destroy  any  list  furnished  to it as provided in such Section 7.01 upon receipt of a new list so furnished.

(b)     Noteholders may communicate  pursuant to  TIAss. 312(b)  with other  Noteholders and the Enhancer with respect to their rights under this Indenture or under the Notes.

(c)     The  Issuer,  the  Indenture  Trustee  and the Note  Registrar  shall  have the protection of TIAss. 312(c).

Section 7.03   Reports by Issuer.

(a)     The Issuer shall:

(i)     file with the Indenture  Trustee,  within  15 days after the Issuer is required to file the same with the  Commission,  copies of the  annual  reports  and the information,  documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and  regulations prescribe)  that  the  Issuer  may be  required  to file  with  the  Commission pursuant to Section 13 or 15(d) of the Exchange Act;

(ii)    file with the Indenture  Trustee and the  Commission,  in accordance with rules
        and  regulations  prescribed  from  time  to  time  by  the  Commission,   such
        additional  information,  documents  and reports with respect to  compliance by the Issuer  with the  conditions  and  covenants  of this  Indenture  as may be required from time to time by such rules and regulations; and

(iii)   supply to the Indenture  Trustee (and the Indenture  Trustee shall  transmit by mail to all  Noteholders  described  in TIAss. 313(c))  such  summaries  of any information,  documents and reports required to be filed by the Issuer pursuant to clauses (i)  and (ii) of this  Section 7.03(a)  and by rules and regulations prescribed from time to time by the Commission.

(b)     Unless the Issuer  otherwise  determines,  the fiscal year of the Issuer  shall end on December 31 of each year.

Section 7.04   Reports by  Indenture  Trustee.  If required by TIAss.313(a),  within 60 days after each  January 1,  beginning  with  January 1, 2007,  the  Indenture  Trustee shall  make  available  to each  Noteholder  as  required  by TIAss. 313(c)  and to the
Enhancer a brief  report  dated as of such date that  complies  with TIAss.313(a).  The
Indenture Trustee also shall comply with TIAss. 313(b).

        A copy of each report at the time of its  distribution to Noteholders  shall be filed by the  Indenture  Trustee  with the  Commission,  if  required,  and each  stock exchange,  if any,  on which  the  Notes  are  listed.  The  Issuer  shall  notify  the
Indenture Trustee if and when the Notes are listed on any stock exchange.

Section 7.05   Exchange Act Reporting.  In connection  with the  preparation and filing of  periodic  reports  by  the  Servicer  pursuant  to  Article  IV  of  the  Servicing
Agreement,  the Indenture  Trustee  shall timely  provide to the Servicer (I) a list of
Holders as shown on the Note  Register  or  Certificate  Register as of the end of each calendar  year,  (II)  copies  of all  pleadings,  other  legal  process  and any other documents  relating  to any  claims,  charges or  complaints  involving  the  Indenture
Trustee,  as indenture trustee hereunder,  or the Trust Estate that are received by the
Indenture  Trustee,  (III)  notice of all matters  that,  to the actual  knowledge of a
Responsible  Officer of the  Indenture  Trustee,  have been  submitted to a vote of the
Holders,  other than those  matters  that have been  submitted to a vote of the Holders at the  request of the  Depositor  or the  Servicer,  and (IV) notice of any failure of the Indenture  Trustee to make any payment to the Holders as required  pursuant to this
Indenture.  The  Indenture  Trustee  shall not have any  liability  with respect to the
Servicer's  failure to properly  prepare or file such periodic reports and the Servicer shall not have any liability  with respect to such failure  resulting  from or relating to the  Servicer's  inability or failure to obtain any  information  not resulting from the Servicer's own negligence or willful misconduct.

ARTICLE VIII

                         Accounts, Disbursements and Releases

Section 8.01   Collection  of Money.  Except as otherwise  expressly  provided  herein, the  Indenture  Trustee  may demand  payment or  delivery  of,  and shall  receive  and collect,  directly and without  intervention or assistance of any fiscal agent or other intermediary,  all money and other  property  payable to or receivable by the Indenture
Trustee  pursuant to this Indenture.  The Indenture  Trustee shall apply all such money received by it as provided in this Indenture.  Except as otherwise  expressly  provided in this  Indenture,  if any default  occurs in the making of any payment or performance under any  agreement or  instrument  that is part of the Trust  Estate,  the  Indenture
Trustee  may take  such  action  as may be  appropriate  to  enforce  such  payment  or performance,  including the  institution  and  prosecution of appropriate  Proceedings.
Any such  action  shall be without  prejudice  to any right to claim a Default or Event of Default  under this  Indenture  and any right to proceed  thereafter  as provided in
Article V.

Section 8.02   Trust Accounts.

(a)     On or prior to the Closing Date,  the Issuer shall cause the Indenture  Trustee to establish and maintain,  in the name of the  Indenture  Trustee,  for the benefit of the  Noteholders,  the Certificate  Paying Agent, on behalf of the  Certificateholders, and the  Enhancer,  the Note  Payment  Account  as  provided  in  Section 3.01  of this
Indenture.

(b)     All monies  deposited from time to time in the Note Payment Account pursuant to the Servicing  Agreement and all deposits  therein  pursuant to this  Indenture are for the benefit of the  Noteholders,  the Enhancer and the  Certificate  Paying  Agent,  on
behalf  of  the  Certificateholders,   and  all  investments  made  with  such  monies,
including  all income or other gain from such  investments,  are for the benefit of the
Servicer as provided in Section 5.01 of the Servicing Agreement.

        On each Payment Date,  the Indenture  Trustee shall  distribute  all amounts on deposit in the Note  Payment  Account to the  Noteholders  in respect of the Notes and, in its  capacity  as  Certificate  Paying  Agent,  to the  Certificateholders  from the
Distribution  Account in the order of  priority  set forth in  Section 3.05  (except as
otherwise   provided  in   Section 5.04(b))   and  in  accordance  with  the  Servicing
Certificate.

        The  Indenture  Trustee  shall invest any funds in the Note Payment  Account in
Permitted  Investments  selected in writing by the Servicer  maturing no later than the
Business Day preceding  the next  succeeding  Payment Date (except that any  investment in the  institution  with which the Note Payment  Account is  maintained  may mature on such  Payment  Date) and shall not be sold or  disposed  of prior to the  maturity.  In addition,  such  Permitted  Investments  shall not be purchased at a price in excess of par. The Indenture  Trustee shall have no liability  whatsoever for  investment  losses on  Permitted  Investments,  if such  investments  are  made  in  accordance  with  the provisions of this  Indenture  and the  Indenture  Trustee is not the obligor under the
Permitted Investment.

Section 8.03   Officer's  Certificate.  The  Indenture  Trustee  shall receive at least seven  days'  notice  when  requested  by the  Issuer to take any  action  pursuant  to
Section  8.05(a),  accompanied  by copies of any  instruments  to be executed,  and the
Indenture  Trustee  shall also  require,  as a condition to such  action,  an Officer's
Certificate,  in form and substance satisfactory to the Indenture Trustee,  stating the legal effect of any such  action,  outlining  the steps  required to complete the same, and  concluding  that all  conditions  precedent to the taking of such action have been complied with.

Section 8.04   Termination  Upon  Distribution to  Noteholders.  This Indenture and the
respective  obligations and  responsibilities  of the Issuer and the Indenture  Trustee
created  hereby  shall  terminate  upon  the  distribution  to  the  Noteholders,   the
Certificate  Paying  Agent  on  behalf  of the  Certificateholders  and  the  Indenture
Trustee of all amounts  required to be  distributed  pursuant  to  Article III  and the distribution  to the Credit  Enhancer of all amounts  owing to it;  provided,  however, that in no event shall the trust created  hereby  continue  beyond the expiration of 21 years from the death of the  survivor  of the  descendants  of Joseph P.  Kennedy,  the late  ambassador of the United States to the Court of St.  James's,  living on the date hereof.

Section 8.05   Release of Trust Estate.

(a)     Subject  to  the  payment  of  its  fees,  expenses  and  indemnification,  the
Indenture  Trustee may, and when required by the  provisions  of this  Indenture or the
Servicing  Agreement,  shall,  execute instruments to release property from the lien of this  Indenture,  or convey the Indenture  Trustee's  interest in the same, in a manner and  under  circumstances  that  are  not  inconsistent  with  the  provisions  of this
Indenture.  No Person relying upon an instrument  executed by the Indenture  Trustee as provided  in  Article  VIII  hereunder  shall  be  bound  to  ascertain  the  Indenture
Trustee's authority,  inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

(b)     The  Indenture   Trustee  shall,  at  such  time  as  (i) there  are  no  Notes
Outstanding,  (ii) all sums due the Indenture  Trustee  pursuant to this Indenture have been paid and  (iii) all  sums due the Enhancer  have been paid and the Policy has been returned to the Credit  Enhancer,  release any  remaining  portion of the Trust  Estate that secured the Notes from the lien of this Indenture.

(c)     The Indenture  Trustee shall release  property from the lien of this  Indenture pursuant to this  Section 8.05  only upon receipt of an Issuer  Request  accompanied by an Officers'  Certificate and a letter from the Enhancer  stating that the Enhancer has no objection to such request from the Issuer.

(d)     The Indenture  Trustee  shall,  at the request of the Issuer or the  Depositor, surrender  the  Policy  to  the  Enhancer  for  cancellation,  upon  final  payment  of principal of and interest on the Notes.

Section 8.06   Surrender of Notes Upon Final  Payment.  By acceptance of any Note,  the
Noteholder  thereof  agrees to surrender such Note to the Indenture  Trustee  promptly, prior to such Noteholder's receipt of the final payment thereon.

ARTICLE IX

                                Supplemental Indentures

Section 9.01   Supplemental Indentures Without Consent of Noteholders.

(a)     Without the consent of the  Noteholders of any Notes,  but with prior notice to the Rating  Agencies  and the prior  written  consent of the  Enhancer  (which  consent shall not be  unreasonably  withheld and so long as no Enhancer  Default  exists),  the
Issuer and the Indenture  Trustee,  when authorized by an Issuer  Request,  at any time and from  time to time,  may  enter  into one or more  indentures  supplemental  hereto
(which shall conform to the  provisions  of the Trust  Indenture Act as in force at the date of the execution  thereof),  in form  satisfactory to the Indenture  Trustee,  for any of the following purposes:

(i)     to correct or amplify the  description  of any  property at any time subject to the lien of this  Indenture,  or better to assure,  convey and confirm unto the
        Indenture  Trustee any property subject or required to be subjected to the lien of this  Indenture,  or to  subject  to the lien of this  Indenture  additional property;

(ii)    to evidence  the  succession,  in  compliance  with the  applicable  provisions hereof,  of  another  Person  to the  Issuer,  and the  assumption  by any such successor of the covenants of the Issuer herein and in the Notes contained;

(iii)   to add to the covenants of the Issuer,  for the benefit of the  Noteholders  or the  Enhancer,  or to surrender  any right or power herein  conferred  upon the
        Issuer;

(iv)    to convey,  transfer,  assign,  mortgage or pledge any  property to or with the
        Indenture Trustee;

(v)     to cure any  ambiguity,  to correct any error or to correct or  supplement  any provision  herein or in any  supplemental  indenture  that may be  inconsistent with any other provision herein or in any supplemental indenture;

(vi)    to make any other  provisions  with  respect to matters  or  questions  arising under this  Indenture or in any  supplemental  indenture;  provided,  that such action  shall  not  materially  and  adversely  affect  the  interests  of  the
        Noteholders or the Enhancer (as evidenced by an Opinion of Counsel);

(vii)   to evidence and provide for the  acceptance of the  appointment  hereunder by a successor  trustee with respect to the Notes and to add to or change any of the
        provisions  of  this   Indenture  as  shall  be  necessary  to  facilitate  the
        administration  of the trusts  hereunder by more than one trustee,  pursuant to the requirements of Article VI; or

(viii)  to modify,  eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the  qualification  of this Indenture under TIA or under any  similar  federal  statute  hereafter  enacted  and to add to this
        Indenture such other provisions as may be expressly required by TIA;

provided,  however,  that no such  supplemental  indenture shall be entered into unless the  Indenture  Trustee  shall have  received  an Opinion of Counsel to the effect that the  execution  of such  supplemental  indenture  will  not give  rise to any  material adverse tax consequence to the Noteholders, including any Adverse REMIC Event.

        The  Indenture  Trustee is hereby  authorized  to join in the  execution of any such  supplemental  indenture  and to  make  any  further  appropriate  agreements  and stipulations that may be therein contained.

(b)     The Issuer and the Indenture  Trustee,  when  authorized by an Issuer  Request, may,  without  the  consent  of any  Noteholder  but with  prior  notice to the  Rating
Agencies and the Enhancer,  enter into an indenture or indentures  supplemental  hereto for the purpose of adding any  provisions  to, or changing in any manner or eliminating any of the  provisions  of, this  Indenture or of modifying in any manner the rights of the Noteholders under this Indenture;  provided,  however,  that such action shall not, as evidenced  by an Opinion of Counsel,  (i) adversely  affect in any material  respect the  interests  of any  Noteholder  or the  Enhancer  or  (ii) cause  the  Issuer to be subject to an entity level tax.

Section 9.02   Supplemental  Indentures  With  Consent of  Noteholders.  The Issuer and
the Indenture  Trustee,  when authorized by an Issuer  Request,  may, with prior notice to the Rating  Agencies  and with the consent of the Enhancer  and the  Noteholders  of not less than a majority of the Note Balances affected  thereby,  by Act (as defined in
Section  10.03  hereof) of such  Noteholders  delivered to the Issuer and the Indenture
Trustee,  enter into an indenture or indentures  supplemental hereto for the purpose of adding  any  provisions  to,  or  changing  in any  manner  or  eliminating  any of the provisions  of,  this  Indenture  or of  modifying  in any  manner  the  rights  of the
Noteholders  under  this  Indenture;  provided,  however,  that  no  such  supplemental indenture shall, without the consent of the Noteholder of each Note affected thereby:

(a)     change the date of payment of any  installment  of  principal of or interest on any Note, or reduce the principal  amount thereof or the Note Rate thereon,  change the provisions of this Indenture  relating to the  application  of  collections  on, or the proceeds  of the sale of, the Trust  Estate to payment of  principal  of or interest on the Notes,  or change any place of payment  where,  or the coin or  currency  in which, any Note or the  interest  thereon is payable,  or impair the right to  institute  suit for the  enforcement of the provisions of this Indenture  requiring the  application of funds available therefor,  as provided in Article V,  to the payment of any such amount due on the Notes on or after the respective due dates thereof;

(b)     reduce the percentage of the Note Balances,  the consent of the  Noteholders of which  is  required  for  any  such  supplemental  indenture,  or  the  consent  of the
Noteholders of which is required for any waiver of compliance  with certain  provisions of this Indenture or certain  defaults  hereunder and their  consequences  provided for in this Indenture;

(c)     modify or alter the  provisions  of the proviso to the  definition  of the term
"Outstanding"  or  modify  or  alter  the  exception  in the  definition  of  the  term
"Noteholder";

(d)     reduce the  percentage of the aggregate  Note Balance of the Notes  required to direct  the  Indenture  Trustee to direct  the  Issuer to sell or  liquidate  the Trust
Estate pursuant to Section 5.04;

(e)     modify any  provision of this  Section 9.02  except to increase any  percentage specified  herein or to provide that certain  additional  provisions of this  Indenture or the other Basic  Documents  cannot be modified or waived  without the consent of the
Noteholder of each Note affected thereby;

(f)     modify any of the  provisions of this Indenture in such manner as to affect the calculation  of the amount of any payment of interest or  principal  due on any Note on any Payment Date  (including the  calculation  of any of the  individual  components of such calculation); or

(g)     permit the creation of any lien  ranking  prior to or on a parity with the lien of this  Indenture  with  respect  to any  part  of the  Trust  Estate  or,  except  as otherwise  permitted or  contemplated  herein,  terminate the lien of this Indenture on any property at any time subject  hereto or deprive the  Noteholder  of any Note of the security  provided  by the lien of this  Indenture;  and  provided  further,  that such action  shall  not,  as  evidenced  by an Opinion  of  Counsel,  cause the Issuer to be subject to an entity level tax or cause any Adverse REMIC Event.

        The Indenture Trustee may in its discretion  determine whether or not any Notes would be affected by any  supplemental  indenture and any such  determination  shall be conclusive  upon the  Noteholders  of all  Notes,  whether  theretofore  or  thereafter authenticated  and delivered  hereunder.  The Indenture Trustee shall not be liable for any such determination made in good faith.

        It shall not be necessary for any Act (as defined in  Section 10.03  hereof) of
Noteholders  under this  Section 9.02  to approve the  particular  form of any proposed supplemental  indenture,  but it shall be  sufficient  if such Act  shall  approve  the substance thereof.

        Promptly  after the  execution by the Issuer and the  Indenture  Trustee of any supplemental  indenture  pursuant to this  Section 9.02,  the  Indenture  Trustee shall mail  to the  Noteholders  of  the  Notes  to  which  such  amendment  or  supplemental indenture  relates  a notice  setting  forth in  general  terms the  substance  of such supplemental  indenture.  Any failure of the Indenture  Trustee to mail such notice, or any defect  therein,  shall not,  however,  in any way impair or affect the validity of any such supplemental indenture.

Section 9.03   Execution of Supplemental  Indentures.  In executing,  or permitting the additional trusts created by, any supplemental  indenture  permitted by this Article IX or the  modification  thereby of the trusts  created by this  Indenture,  the Indenture
Trustee shall be entitled to receive and,  subject to Sections 6.01 and 6.02,  shall be fully  protected in relying upon,  an Opinion of Counsel  stating that the execution of such  supplemental  indenture  is  authorized  or  permitted  by  this  Indenture.  The
Indenture   Trustee  may,  but  shall  not  be  obligated   to,  enter  into  any  such
supplemental  indenture  that  affects the  Indenture  Trustee's  own  rights,  duties, liabilities or immunities under this Indenture or otherwise.

Section 9.04   Effect  of   Supplemental   Indenture.   Upon  the   execution   of  any
supplemental  indenture pursuant to the provisions hereof,  this Indenture shall be and shall be deemed to be modified  and amended in  accordance  therewith  with  respect to the  Notes  affected  thereby,  and  the  respective  rights,  limitations  of  rights, obligations,  duties,  liabilities and immunities under this Indenture of the Indenture
Trustee,  the Issuer,  the Enhancer and the Noteholders shall thereafter be determined, exercised  and enforced  hereunder  subject in all respects to such  modifications  and amendments,  and all the terms and conditions of any such supplemental  indenture shall be and be deemed to be part of the terms and  conditions of this  Indenture for any and all purposes.

Section 9.05   Conformity  with Trust  Indenture Act. Every amendment of this Indenture and every  supplemental  indenture  executed  pursuant to this Article IX shall conform to the  requirements  of TIA as in effect at the time of such  amendment or  supplement so long as this Indenture shall then be qualified under TIA.

Section 9.06   Reference in Notes to Supplemental  Indentures.  Notes authenticated and delivered after the execution of any  supplemental  indenture  pursuant to this Article
IX may,  and if  required  by the  Indenture  Trustee,  shall,  bear a notation in form approved by the Indenture  Trustee as to any matter  provided for in such  supplemental indenture.  If the Issuer or the Indenture  Trustee  shall so  determine,  new Notes so modified as to  conform,  in the opinion of the  Indenture  Trustee and the Issuer,  to any such  supplemental  indenture  may be  prepared  and  executed  by the  Issuer  and authenticated  and  delivered  by the  Indenture  Trustee in exchange  for  Outstanding
Notes.

ARTICLE X

                                     Miscellaneous

Section 10.01  Compliance Certificates and Opinions, etc.

(a)     Upon any application or request by the Issuer to the Indenture  Trustee to take any action under any  provision  of this  Indenture,  the Issuer  shall  furnish to the
Indenture  Trustee and to the Enhancer (i) an  Officer's  Certificate  stating that all conditions  precedent,  if any, provided for in this Indenture relating to the proposed action have been  complied  with and  (ii) an  Opinion of Counsel  stating  that in the opinion of such  counsel all such  conditions  precedent,  if any,  have been  complied with,  except  that,  in the case of any such  application  or  request as to which the furnishing  of  such  documents  is  specifically  required  by any  provision  of this
Indenture, no additional certificate or opinion need be furnished.

        Every  certificate  or opinion with respect to  compliance  with a condition or covenant provided for in this Indenture shall include:

(i)     a statement that each signatory of such  certificate or opinion has read or has caused  to be read  such  covenant  or  condition  and the  definitions  herein relating thereto;

(ii)    a  brief   statement  as  to  the  nature  and  scope  of  the  examination  or
        investigation   upon  which  the  statements  or  opinions  contained  in  such certificate or opinion are based;

(iii)   a statement  that, in the opinion of each such  signatory,  such  signatory has made  such  examination  or  investigation  as  is  necessary  to  enable  such signatory to express an informed  opinion as to whether or not such covenant or condition has been complied with;

(iv)    a  statement  as to  whether,  in the  opinion  of each  such  signatory,  such condition or covenant has been complied with; and

(v)     if the signer of such  certificate  or opinion is required  to be  Independent, the statement required by the definition of the term "Independent."

(b)     (i)           Prior to the  deposit  of any  Collateral  or other  property  or securities  with the Indenture  Trustee that is to be made the basis for the release of any property or  securities  subject to the lien of this  Indenture,  the Issuer shall, in  addition  to any  obligation  imposed  in  Section 10.01(a)  or  elsewhere  in this
Indenture,  furnish to the  Indenture  Trustee an Officer's  Certificate  certifying or stating  the  opinion of each  person  signing  such  certificate  as to the fair value
(within 90 days of such deposit) to the Issuer of the  Collateral or other  property or securities to be so deposited.
(ii)    Whenever  the  Issuer is  required  to  furnish  to the  Indenture  Trustee  an
        Officer's  Certificate  certifying or stating the opinion of any signer thereof as to the matters  described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent  Certificate as to the same matters, if the fair value to the Issuer of the  securities  to be so deposited  and of all other such  securities  made the basis of any such  withdrawal or release since the  commencement of the then-current  fiscal year of the Issuer,  as set forth in the  certificates  delivered  pursuant  to clause (i) above and this  clause
        (ii),  is 10% or more of the  aggregate  Note Balance of the Notes,  but such a certificate  need not be furnished with respect to any securities so deposited, if the fair value  thereof to the Issuer as set forth in the related  Officer's
        Certificate  is less than  $25,000 or less than one  percent  of the  aggregate
        Note Balance of the Notes.

(iii)   Whenever any property or  securities  are to be released  from the lien of this
        Indenture,  the Issuer  shall  furnish to the  Indenture  Trustee an  Officer's
        Certificate  certifying  or stating  the opinion of each  person  signing  such certificate  as to the  fair  value  (within  90 days of such  release)  of the property or securities  proposed to be released and stating that in the opinion of such person the proposed  release  will not impair the  security  under this
        Indenture in contravention of the provisions hereof.

(iv)    Whenever  the  Issuer is  required  to  furnish  to the  Indenture  Trustee  an
        Officer's  Certificate  certifying or stating the opinion of any signer thereof as to the  matters  described  in clause  (iii)  above,  the Issuer  shall also furnish to the  Indenture  Trustee an  Independent  Certificate  as to the same matters  if the fair  value of the  property  or  securities  and of all  other
        property,   other  than  property  as  contemplated  by  clause   (v) below  or
        securities  released from the lien of this Indenture since the  commencement of the then-current  calendar year, as set forth in the  certificates  required by clause  (iii) above and this clause (iv),  equals 10% or more of the  aggregate
        Note Balance of the Notes,  but such  certificate  need not be furnished in the case of any release of property or  securities if the fair value thereof as set forth in the related  Officer's  Certificate  is less than $25,000 or less than one percent of the aggregate Note Balance of the Notes.

(v)     Notwithstanding  the  foregoing,  this Section  10.01(b) shall not apply to (A)
        collection  upon,  sales or other  dispositions of the Mortgage Loans as and to the extent  permitted  or required by the Basic  Documents or (B) the making of cash  payments out of the Note Payment  Account as and to the extent  permitted or required by the Basic Documents,  so long as the Issuer shall deliver to the
        Indenture Trustee every six months,  commencing December 31, 2006, an Officer's
        Certificate  of the Issuer  stating  that all the  dispositions  of  Collateral described in clauses (A) or (B) above that  occurred  during the  preceding six calendar  months  (or  such  longer  period,  in the  case  of the  first  such
        Officer's  Certificate)  were permitted or required by the Basic  Documents and that the proceeds thereof were applied in accordance with the Basic Documents.

Section 10.02  Form of Documents Delivered to Indenture Trustee.

        In any case where  several  matters are required to be certified by, or covered by an opinion of, any specified  Person,  it is not necessary  that all such matters be certified  by, or covered by the opinion of, only one such  Person,  or that they be so certified or covered by only one  document,  but one such Person may certify or give an opinion  with  respect to some  matters and one or more other such  Persons as to other matters,  and any such Person may certify or give an opinion as to such  matters in one or several documents.

        Any  certificate  or  opinion  of an  Authorized  Officer  of the Issuer may be based,  insofar as it relates to legal  matters,  upon a certificate  or opinion of, or representations  by,  counsel,  unless  such  officer  knows,  or in  the  exercise  of reasonable care should know, that the  certificate or opinion or  representations  with respect to the matters upon which his  certificate  or opinion is based are  erroneous.
Any such  certificate  of an  Authorized  Officer or  Opinion of Counsel  may be based, insofar as it  relates  to  factual  matters,  upon a  certificate  or  opinion  of, or representations  by, an officer or officers of any Seller or the Issuer,  stating  that the  information  with  respect to such  factual  matters is in the  possession  of any
Seller or the Issuer,  unless such  counsel  knows,  or in the  exercise of  reasonable care should know,  that the certificate or opinion or  representations  with respect to such matters are erroneous.

        Where  any  Person  is  required   to  make,   give  or  execute  two  or  more
applications,   requests,  consents,   certificates,   statements,  opinions  or  other
instruments  under this  Indenture,  they may, but need not, be  consolidated  and form one instrument.

        Whenever in this  Indenture,  in connection with any application or certificate or report to the  Indenture  Trustee,  it is provided that the Issuer shall deliver any document as a condition  of the  granting  of such  application,  or as evidence of the
Issuer's  compliance with any term hereof,  it is intended that the truth and accuracy, at the  time of the  granting  of such  application  or at the  effective  date of such certificate  or report (as the case may be), of the facts and  opinions  stated in such document  shall in such case be  conditions  precedent  to the  right of the  Issuer to have such  application  granted or to the  sufficiency  of such  certificate or report.
The  foregoing  shall not,  however,  be  construed to affect the  Indenture  Trustee's right to rely upon the truth and  accuracy of any  statement  or opinion  contained  in any such document as provided in Article VI.

Section 10.03  Acts of Noteholders.

(a)     Any request,  demand,  authorization,  direction,  notice,  consent,  waiver or other  action  provided by this  Indenture to be given or taken by  Noteholders  may be embodied in and evidenced by one or more  instruments  of  substantially  similar tenor signed by such  Noteholders  in person or by agents  duly  appointed  in  writing;  and except as herein otherwise  expressly  provided such action shall become effective when such  instrument or instruments are delivered to the Indenture  Trustee,  and, where it is hereby expressly  required,  to the Issuer.  Such instrument or instruments (and the action  embodied  therein and evidenced  thereby) are herein  sometimes  referred to as the  "Act"  of the  Noteholders  signing  such  instrument  or  instruments.  Proof  of execution of any such  instrument  or of a writing  appointing  any such agent shall be sufficient for any purpose of this  Indenture and (subject to Section 6.01)  conclusive in favor of the  Indenture  Trustee and the Issuer,  if made in the manner  provided in this Section 10.03.

(b)     The fact and date of the  execution  by any  person of any such  instrument  or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)     The ownership of Notes shall be proved by the Note Register.

(d)     Any request,  demand,  authorization,  direction,  notice,  consent,  waiver or other  action by the  Noteholder  of any Note shall bind the  Noteholder  of every Note issued upon the  registration  thereof or in exchange  therefor or in lieu thereof,  in respect of anything  done,  omitted or suffered to be done by the Indenture  Trustee or the Issuer in  reliance  thereon,  whether or not  notation of such action is made upon such Note.

Section 10.04  Notices,  etc.,  to  Indenture  Trustee,  Issuer,  Enhancer  and Rating
Agencies. Any request,  demand,  authorization,  direction,  notice, consent, waiver or
Act of Noteholders  or other  documents  provided or permitted by this Indenture  shall be in writing and if such request, demand,  authorization,  direction, notice, consent, waiver or Act of Noteholders is to be made upon, given or furnished to or filed with:

(a)     the  Indenture  Trustee by any  Noteholder or by the Issuer shall be sufficient for every purpose  hereunder if made,  given,  furnished or filed in writing to or with the  Indenture  Trustee at its  Corporate  Trust  Office with a copy to JPMorgan  Chase
Bank, National Association,  PostalCodeStreet227  W. Monroe Street,  PostalCodeChicago,
PostalCodeIllinois  PostalCode60606.  The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer,

(b)     the Issuer by the Indenture  Trustee or by any  Noteholder  shall be sufficient for every purpose  hereunder if in writing and mailed  first-class,  postage prepaid to the Issuer  addressed to: GMACM Home Equity Loan Trust  2006-HE3,  in care of the Owner
Trustee,  or at any other  address  previously  furnished  in writing to the  Indenture
Trustee by the Issuer.  The Issuer shall  promptly  transmit any notice  received by it from the Noteholders to the Indenture Trustee, or

(c)     the Enhancer by the Issuer,  the Indenture  Trustee or by any Noteholders shall be  sufficient  for every  purpose  hereunder  to in writing  and  mailed,  first-class postage  pre-paid,  or  personally  delivered  or  telecopied  to:  Financial  Guaranty
Insurance  Company,  125 Park Avenue, New York, New York 10017,  Attention:  Structured
Finance  Surveillance (GMACM Home Equity Loan Trust 2006-HE3),  telecopier number (212)
312-3220.  The Enhancer  shall  promptly  transmit  any notice  received by it from the
Issuer,  the Indenture  Trustee or the Noteholders to the Issuer or Indenture  Trustee,
as the case may be.

        Notices  required  to be  given  to the  Rating  Agencies  by the  Issuer,  the
Indenture  Trustee or the Owner  Trustee shall be in writing,  personally  delivered or mailed by certified mail, return receipt requested,  to (i) in the case of Moody's,  at the following  address:  Moody's Investors  Service,  Inc., ABS Monitoring  Department,
99 Church  Street,  New York, New York 10007 and (ii) in the case of Standard & Poor's, at the  following  address:  Standard  & Poor's,  55 Water Street,  New York,  New York
10041-0003,  Attention:  Asset Backed  Surveillance  Department;  or, as to each of the foregoing  Persons,  at such other address as shall be designated by written  notice to the other foregoing Persons.

Section 10.05  Notices to  Noteholders;  Waiver.  Where this  Indenture  provides for a
Notice,  certificate,   opinion,  report  or  similar  delivery  to  be  given  to  any
transaction   party  or  to  a  Rating  Agency,  a  copy  of  such  document  shall  be contemporaneously  sent to the Enhancer.  Where this  Indenture  provides for notice to
Noteholders of any event,  such notice shall be  sufficiently  given (unless  otherwise herein expressly  provided) if in writing and mailed,  first-class,  postage prepaid to each Noteholder  affected by such event, at such Person's  address as it appears on the
Note  Register,  not later than the latest  date,  and not  earlier  than the  earliest date,  prescribed  for  the  giving  of  such  notice.  In any  case  where  notice  to
Noteholders  is given by mail,  neither  the failure to mail such notice nor any defect in any notice so mailed to any particular  Noteholder  shall affect the  sufficiency of such notice  with  respect to other  Noteholders,  and any notice that is mailed in the manner  herein  provided  shall  conclusively  be  presumed  to have  been  duly  given regardless of whether such notice is in fact actually received.

        Where this  Indenture  provides  for notice in any  manner,  such notice may be waived in writing by any Person  entitled  to receive  such  notice,  either  before or after the event,  and such waiver shall be the  equivalent  of such notice.  Waivers of notice by  Noteholders  shall be filed  with the  Indenture  Trustee,  but such  filing shall not be a condition  precedent  to the  validity  of any action  taken in reliance upon such a waiver.

        In case,  by reason of the  suspension of regular mail service as a result of a strike,  work stoppage or similar  activity,  it shall be impractical to mail notice of any event to  Noteholders  when such  notice is  required  to be given  pursuant to any provision  of this  Indenture,  then any  manner  of  giving  such  notice  as shall be satisfactory  to the  Indenture  Trustee  shall be deemed to be a sufficient  giving of such notice.

        Where this  Indenture  provides for notice to the Rating  Agencies,  failure to give such notice shall not affect any other rights or  obligations  created  hereunder, and shall not under any circumstance constitute an Event of Default.

Section 10.06  Alternate Payment and Notice Provisions.  Notwithstanding  any provision of this  Indenture or any of the Notes to the  contrary,  the Issuer may enter into any agreement  with any  Noteholder  providing  for a method of  payment,  or notice by the
Indenture  Trustee to such Noteholder,  that is different from the methods provided for in this  Indenture  for such  payments  or  notices.  The Issuer  shall  furnish to the
Indenture  Trustee a copy of each such agreement and the Indenture  Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

Section 10.07  Conflict  with Trust  Indenture  Act. If any  provision  hereof  limits, qualifies or conflicts  with another  provision  hereof that is required to be included in this  Indenture by any of the  provisions  of TIA,  such  required  provision  shall control.
        The  provisions  of TIAss.ss. 310  through  317 that  impose  duties on any Person
(including  the  provisions  automatically  deemed  included  herein  unless  expressly excluded by this  Indenture)  are a part of and govern this  Indenture,  whether or not physically contained herein.

Section 10.08  Effect of  Headings.  The Article and  Section  headings  herein are for convenience only and shall not affect the construction hereof.

Section 10.09  Successors  and Assigns.  All covenants and agreements in this Indenture and the  Notes by the  Issuer  shall  bind  its  successors  and  assigns,  whether  so expressed or not. All  agreements  of the  Indenture  Trustee in this  Indenture  shall bind its successors, co-trustees and agents.

Section 10.10  Severability.  In case any  provision in this  Indenture or in the Notes
shall  be  held  invalid,  illegal  or  unenforceable,   the  validity,  legality,  and
enforceability  of the remaining  provisions hereof shall not in any way be affected or impaired thereby.

Section 10.11  Benefits  of  Indenture.  Nothing  in this  Indenture  or in the  Notes, express or implied,  shall give to any Person,  other than the parties hereto and their successors hereunder,  and the Noteholders,  the Enhancer,  and any other party secured hereunder,  and any other  Person with an  ownership  interest in any part of the Trust
Estate,  any  benefit  or any legal or  equitable  right,  remedy or claim  under  this
Indenture. The Enhancer shall be a third party beneficiary of this Indenture.

Section 10.12  Legal  Holidays.  In any case where the date on which any payment is due shall not be a Business Day,  then  (notwithstanding  any other  provision of the Notes or this  Indenture)  payment need not be made on such date, but may be made on the next succeeding  Business  Day with  the same  force  and  effect  as if made on the date on which  nominally  due,  and no interest  shall accrue for the period from and after any such nominal date.

Section 10.13  GOVERNING  LAW.  THIS  AGREEMENT  AND THE NOTES SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT REGARD TO THE
CONFLICT OF LAW PRINCIPLES  THEREOF,  OTHER THAN SECTIONS  5-1401 AND 5-1402 OF THE NEW
YORK GENERAL  OBLIGATIONS LAW, AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.14  Counterparts.   This   Indenture  may  be  executed  in  any  number  of
counterparts,  each of which so  executed  shall be deemed to be an  original,  but all such counterparts shall together constitute but one and the same instrument.

Section 10.15  Recording  of  Indenture.  If this  Indenture is subject to recording in any  appropriate  public  recording  offices,  such  recording is to be effected by the
Issuer and at its expense  accompanied  by an Opinion of Counsel  (which  counsel shall be reasonably  acceptable to the Indenture  Trustee) to the effect that such  recording is necessary  either for the protection of the  Noteholders or any other Person secured hereunder  or for the  enforcement  of any right or  remedy  granted  to the  Indenture
Trustee under this Indenture.

Section 10.16  Issuer  Obligation.  No recourse may be taken,  directly or  indirectly, with  respect to the  obligations  of the Issuer,  the Owner  Trustee or the  Indenture
Trustee  on the Notes or under  this  Indenture  or any  certificate  or other  writing delivered in  connection  herewith or therewith,  against (i) the Indenture  Trustee or the Owner Trustee in its individual  capacity,  (ii) any owner of a beneficial interest in the Issuer or (iii) any  partner,  owner,  beneficiary,  agent,  officer,  director, employee  or agent of the  Indenture  Trustee or the Owner  Trustee  in its  individual capacity,  any holder of a beneficial  interest in the Issuer, the Owner Trustee or the
Indenture  Trustee or of any successor or assign of the Indenture  Trustee or the Owner
Trustee  in its  individual  capacity,  except as any such  Person  may have  expressly agreed (it being  understood  that the Indenture  Trustee and the Owner Trustee have no such obligations in their respective individual  capacities),  and except that any such partner,  owner or  beneficiary  shall be  fully  liable,  to the  extent  provided  by applicable law, for any unpaid  consideration  for stock,  unpaid capital  contribution or failure to pay any  installment  or call owing to such  entity.  For all purposes of this  Indenture,  in the  performance  of  any  duties  or  obligations  of the  Issuer hereunder,  the Owner  Trustee  shall be subject to, and  entitled to the  benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

Section 10.17  No Petition.  The Indenture  Trustee,  by entering into this  Indenture, and each Noteholder,  by its acceptance of a Note,  hereby covenant and agree that they will not at any time  institute  against the  Depositor  or the Issuer,  or join in any institution  against the  Depositor or the Issuer of, any  bankruptcy,  reorganization, arrangement,  insolvency or liquidation  proceedings,  or other  proceedings  under any
United  States  federal or state  bankruptcy  or  similar  law in  connection  with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

Section 10.18  Inspection.  The Issuer  agrees that, on  reasonable  prior  notice,  it shall permit any  representative of the Indenture  Trustee,  during the Issuer's normal business  hours,  to  examine  all the books of  account,  records,  reports  and other papers of the Issuer,  to make copies and  extracts  therefrom,  to cause such books to be audited by Independent  certified  public  accountants,  and to discuss the Issuer's affairs,  finances and accounts with the Issuer's officers,  employees, and Independent certified  public  accountants,  all at such  reasonable  times  and as often as may be
reasonably   requested.   The   Indenture   Trustee   shall   and   shall   cause   its
representatives  to hold in  confidence  all  such  information  except  to the  extent disclosure may be required by law (and all  reasonable  applications  for  confidential treatment  are  unavailing)  and except to the extent  that the  Indenture  Trustee may
reasonably   determine  that  such   disclosure  is  consistent  with  its  obligations
hereunder.

ARTICLE XI

                                   REMIC Provisions

Section 11.01  REMIC Administration.

(a)     The  REMIC Administrator  shall make an election to treat the Trust Estate,  as set forth in Section  2.06 of the Trust  Agreement,  as two REMICs  under the Code and, if  necessary,  under  applicable  state law, in  accordance  with  Section 2.06 of the
Trust  Agreement.  Such  election  will  be made on  Form  1066  or  other  appropriate federal  tax or  information  return  (including  Form 8811) or any  appropriate  state return for the taxable  year ending on the last day of the  calendar  year in which the
Securities  are  issued.  For the  purposes  of the  REMIC elections  in respect of the
Trust Estate,  Securities  and  interests to be  designated as the "regular  interests"
and the sole class of "residual  interests" in each  REMIC will be set forth in Section
11.03.  The  REMIC Administrator  and  the  Indenture  Trustee  shall  not  permit  the creation of any  "interests"  (within the meaning of Section  860G of the Code) in each
REMIC elected  in  respect  of  the  Trust  other  than  the  "regular  interests"  and
"residual interests" so designated.

(b)     The Closing Date is hereby  designated  as the "startup day" of each of REMIC I and REMIC II as  designated  in Section  11.03 below,  and the Trust Estate  within the meaning of Section 860G(a)(9) of the Code.

(c)     GMAC  Mortgage  Corporation  shall hold a Class R Certificate  representing  at least a 0.01%  Percentage  Interest in each Class of the Class R Certificates and shall be  designated  as "the tax matters  person" with  respect to each  REMIC in the manner
provided   under   Treasury   regulations ss.1.860F-4(d)   and   Treasury   regulations
ss.301.6231(a)(7)-1.  The  REMIC Administrator,  on  behalf of the Tax  Matters  Partner, shall (i) act on behalf of each  REMIC in  relation  to any tax  matter or  controversy involving the Trust Estate and  (ii) represent  the Trust Estate in any  administrative or judicial  proceeding  relating to an examination or audit by any governmental taxing authority  with respect  thereto.  The legal  expenses,  including  without  limitation attorneys' or  accountants'  fees,  and costs of any such  proceeding and any liability resulting  therefrom shall be expenses of the Trust Estate and the  REMIC Administrator shall  be  entitled  to  reimbursement  therefor  out of  amounts  attributable  to the
Mortgage  Loans on deposit in the  Custodial  Account  unless such legal  expenses  and costs are  incurred by reason of the  REMIC Administrator's  willful  misfeasance,  bad faith or gross negligence.

(d)     The  REMIC Administrator  shall  prepare or cause to be prepared all of the Tax
Returns that it determines  are required with respect to each  REMIC created  hereunder and, if approval  therefore is received from the  applicable  District  Director of the
Internal  Revenue  Service,  shall sign and file such  returns in a timely  manner and, otherwise,  shall,  shall  deliver  such Tax  Returns  in a timely  manner to the Owner
Trustee,  if the Owner  Trustee is required  to sign such  returns in  accordance  with
Section  5.03 of the Trust  Agreement,  and shall sign (if the Owner  Trustee is not so required)  and file such Tax Returns in a timely  manner.  The  expenses  of  preparing
such  returns  shall  be  borne  by  the  REMIC Administrator   without  any  right  of
reimbursement   therefor.  The   REMIC Administrator   agrees  to  indemnify  and  hold
harmless  the Owner  Trustee  with  respect to any tax or  liability  arising  from the
Owner  Trustee's  signing  of  Tax  Returns  that  contain  errors  or  omissions.  The
Indenture  Trustee and Servicer shall  promptly  provide the  REMIC Administrator  with such  information  as the  REMIC Administrator  may from time to time  request  for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e)     The  REMIC Administrator  shall  provide  (i) to any  Transferor  of a  Class R
Certificate  such  information as is necessary for the  application of any tax relating to the  transfer  of a  Class  R  Certificate  to  any  Person  who is not a  Permitted
Transferee,  (ii) to the Indenture Trustee,  and the Indenture Trustee shall forward to the  Noteholders  and  the  Certificateholders,  such  information  or  reports  as are required by the Code or the  REMIC Provisions  including  reports relating to interest,
original  issue  discount  and  market   discount  or  premium  (using  the  Prepayment
Assumption)  and (iii) to the Internal  Revenue  Service the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC.

(f)     The  Servicer  and the  REMIC Administrator  shall take such  actions and shall cause each  REMIC created  hereunder to take such actions as are reasonably  within the
Servicer's  or the  REMIC Administrator's  control  and the  scope of its  duties  more specifically  set forth  herein as shall be  necessary  or  desirable  to maintain  the status of each REMIC as a REMIC under the  REMIC Provisions  (and the Indenture Trustee shall  assist  the  Servicer  and the  REMIC Administrator,  to the  extent  reasonably requested  by the  Servicer  and the  REMIC Administrator  to do so).  The Servicer and
the  REMIC Administrator  shall not knowingly or intentionally  take any action,  cause the  Trust  Estate  to take any  action  or fail to take (or fail to cause to be taken)
any   action   reasonably   within   their   respective   control   that,   under   the
REMIC Provisions,  if taken or not taken,  as the case may be,  could (i)  endanger the status  of  any  portion  of any  of  the  REMICs  as a  REMIC or  (ii)  result  in the imposition  of a tax upon any of the REMICs  (including  but not  limited to the tax on prohibited  transactions  as defined in Section  860F(a)(2)  of the Code and the tax on contributions  to a  REMIC set  forth in  Section  860G(d)  of the Code)  (either  such event,  in the absence of an Opinion of Counsel or the  indemnification  referred to in
this   sentence,    an   "Adverse    REMIC Event")   unless   the   Servicer   or   the
REMIC Administrator,  as applicable, has received an Opinion of Counsel (at the expense of the party  seeking to take such action or, if such party fails to pay such  expense, and the Servicer or the  REMIC Administrator,  as  applicable,  determines  that taking such action is in the best  interest of the Trust  Estate and the  Noteholders  and the
Certificateholders,  at the  expense  of the  Trust  Estate,  but  in no  event  at the expense of the Servicer,  the  REMIC Administrator,  the Owner Trustee or the Indenture
Trustee) to the effect that the  contemplated  action  will not,  with  respect to each
REMIC created   hereunder,   endanger  such  status  or,   unless  the  Servicer,   the
REMIC Administrator  or both, as applicable,  determine in its or their sole discretion to  indemnify  the Trust Estate  against the  imposition  of such a tax,  result in the imposition of such a tax.  Wherever in this Agreement a contemplated  action may not be taken  because the timing of such action  might  result in the  imposition  of a tax on the Trust  Estate,  or may only be taken  pursuant  to an Opinion of Counsel  that such action  would not impose a tax on the Trust  Estate,  such  action may  nonetheless  be taken provided that the indemnity  given in the preceding  sentence with respect to any taxes  that  might be  imposed  on the Trust  Estate  has been given and that all other preconditions  to the  taking  of  such  action  have  been  satisfied.  The  Indenture
Trustee  shall  not  take or  fail  to  take  any  action  (whether  or not  authorized hereunder)  as to which the Servicer or the  REMIC Administrator,  as  applicable,  has advised it in writing  that it has  received  an Opinion of Counsel to the effect  that an Adverse  REMIC Event  could occur with  respect to such action.  In addition,  prior to taking  any  action  with  respect to any of the  REMICs  created  hereunder  or any related assets thereof,  or causing any of the REMICs to take any action,  which is not expressly  permitted  under the terms of this  Agreement,  the  Indenture  Trustee will consult with the Servicer or the REMIC Administrator,  as applicable,  or its designee, in writing,  with respect to whether such action could cause an Adverse  REMIC Event to occur with respect to any of the REMICs,  and the Indenture  Trustee shall not take any such action or cause either  REMIC to  take any such action as to which the Servicer or the  REMIC Administrator,  as  applicable,  has  advised it in writing  that an Adverse
REMIC Event could occur. The Servicer or the  REMIC Administrator,  as applicable,  may consult with counsel to make such written  advice,  and the cost of same shall be borne by the party  seeking to take the action not  expressly  permitted  by this  Agreement, but in no event at the  expense  of the  Servicer  or the  REMIC Administrator.  At all
times as may be  required  by the Code,  the  Servicer  will to the  extent  within its control  and the scope of its  duties  more  specifically  set forth  herein,  maintain substantially  all  of  the  assets  of  each  REMIC created  hereunder  as  "qualified mortgages"  as defined in Section  860G(a)(3) of the Code and  "permitted  investments"
as defined in Section 860G(a)(5) of the Code.

(g)     In the event  that any tax is imposed on  "prohibited  transactions"  of any of the REMICs  created  hereunder as defined in Section  860F(a)(2)  of the Code,  on "net income from  foreclosure  property" of any of the REMICs as defined in Section  860G(c)
of the Code, on any  contributions  to any of the REMICs after the Startup Day therefor pursuant  to Section  860G(d)  of the Code,  or any other tax is imposed by the Code or any  applicable  provisions  of state or local tax laws,  such tax shall be charged (i)
to the  Servicer,  if such tax arises out of or results  from a breach by the  Servicer of any of its  obligations  under  this  Agreement  or  the  Servicer  has in its  sole discretion  determined  to  indemnify  the Trust Estate  against such tax,  (ii) to the
Indenture  Trustee,  if such tax arises out of or results  from a breach by the Trustee of any of its  obligations  under this Article XI, or (iii)  otherwise  against amounts on  deposit  in the  Custodial  Account  and  on the  Payment  Date(s)  following  such reimbursement  the  aggregate  of such taxes shall be  allocated  in  reduction  of the accrued interest due on each Class entitled thereto on a pro rata basis.

(h)     The Indenture  Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to each  REMIC created  hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)     Following  the Startup  Day,  neither the Servicer  nor the  Indenture  Trustee shall  accept  any  contributions  of assets  to any of the  REMICs  created  hereunder unless  (subject to Section  11.01(f))  the Servicer and the  Indenture  Trustee  shall have  received an Opinion of Counsel (at the expense of the party  seeking to make such contribution)  to the effect that the inclusion of such assets in such  REMIC will  not cause any of the REMICs to fail to  qualify  as a  REMIC at  any time that any Notes or
Certificates  are  outstanding  or  subject  any of the  REMICs  to any tax  under  the
REMIC Provisions  or other  applicable  provisions  of federal,  state and local law or ordinances.

(j)     Neither the Servicer nor the Trustee shall (subject to Section  11.01(f)) enter into any  arrangement by which any of the REMICs  created  hereunder will receive a fee or other  compensation  for services nor permit any of the REMICs to receive any income from assets other than  "qualified  mortgages" as defined in Section  860G(a)(3) of the
Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Solely  for  the  purposes  of  Section  1.860G-1(a)(4)(iii)  of  the  Treasury
Regulations,  the "latest  possible  maturity date" by which the Certificate  Principal
Balance of each Class of Notes and  Certificates  representing  a regular  interest  in the applicable REMIC is the Final Payment Date.

(l)     Within 30 days after the Closing Date,  the  REMIC Administrator  shall prepare and file with the  Internal  Revenue  Service Form 8811,  "Information  Return for Real
Estate  Mortgage  Investment  Conduits  (REMIC)  and  Issuers  of  Collateralized  Debt
Obligations" for each REMIC created hereunder.

(m)     Neither the  Indenture  Trustee  nor the  Servicer  shall  sell,  dispose of or substitute  for any of the Mortgage  Loans (except in connection  with (i) the default, imminent  default or foreclosure of a Mortgage Loan,  including but not limited to, the acquisition or sale of a Mortgaged  Property  acquired by deed in lieu of  foreclosure,
(ii) the bankruptcy of any of the REMICs created  hereunder,  (iii) the  termination of the  applicable  REMIC pursuant  to  Section 8.02  of the  Trust  Agreement  or  (iv) a
purchase of Mortgage Loans  pursuant to the Purchase  Agreement) nor acquire any assets for any of the  REMICs,  nor  sell  or  dispose  of any  investments  in the  Custodial
Account or the  Payment  Account  for gain nor accept any  contributions  to any of the
REMICs  after the Closing  Date unless it has  received an Opinion of Counsel that such sale,  disposition,  substitution  or  acquisition  will not (a) affect  adversely  the status of any of the REMICs as a REMIC or  (b) unless the Servicer  has  determined  in its sole  discretion  to  indemnify  the  Trust  Estate  against  such  tax,  cause any
REMIC to be subject to a tax on "prohibited  transactions" or "contributions"  pursuant to the REMIC Provisions.

(n)     The  Indenture  Trustee will apply for an employer  identification  number from the  Internal  Revenue  Service on a Form SS-4 or any other  acceptable  method for all tax entities.

Section 11.02  Servicer, REMIC Administrator and Indenture Trustee Indemnification.

               The  Indenture  Trustee  agrees  to  indemnify  the  Trust  Estate,  the
REMIC Administrator  and the  Servicer  for any  taxes  and  costs  including,  without limitation,  any  reasonable  attorneys fees imposed on or incurred by the Trust Estate or the  Servicer,  as a result of a breach of the  Indenture  Trustee's  covenants  set forth in Article VIII or this Article XI.

               The  REMIC Administrator  agrees  to  indemnify  the Trust  Estate,  the
Servicer,  the  Depositor,  the Owner Trustee and the  Indenture  Trustee for any taxes and costs (including,  without limitation,  any reasonable  attorneys' fees) imposed on or incurred  by the Trust  Estate,  the  Depositor,  GMACM  Mortgage  Corporation,  the
Servicer,  the Owner Trustee or the Indenture  Trustee,  as a result of a breach of the
REMIC Administrator's   covenants  set  forth  in  this  Article  XI  with  respect  to compliance  with the  REMIC Provisions,  including  without  limitation,  any penalties
arising  from  the  Owner   Trustee's   execution  of  Tax  Returns   prepared  by  the
REMIC Administrator  that contain  errors or omissions;  provided,  however,  that such liability  will not be  imposed to the  extent  such  breach is a result of an error or omission in information  provided to the  REMIC Administrator  by the Servicer in which case Section 11.02(c) will apply.

               The   Servicer    agrees   to   indemnify   the   Trust   Estate,    the
REMIC Administrator,  the Owner  Trustee  and the  Indenture  Trustee for any taxes and costs (including,  without  limitation,  any reasonable  attorneys' fees) imposed on or incurred  by the  Trust  Estate,  the  REMIC Administrator,  the Owner  Trustee  or the
Indenture  Trustee,  as a result of a breach of the  Servicer's  covenants set forth in
this   Article  XI  or  in  Article   III  with   respect   to   compliance   with  the
REMIC Provisions,   including  without  limitation,  any  penalties  arising  from  the
Indenture  Trustee's  execution of Tax Returns  prepared by the  Servicer  that contain errors or omissions.

Section 11.03  Designation of REMIC(s).

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Estate (but excluding the
Pre-Funding Account and the Capitalized Interest Account), and subject to this
Agreement (including the Mortgage Loans, as set forth in Section 2.06 of the Trust
Agreement ) as a REMIC ("REMIC I") and will make an election to treat the pool of assets comprised of the REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The REMIC I  Regular  Interests will be "regular  interests" in REMIC I and the
Class R-I  Certificates  will be the sole class of "residual  interests" in REMIC I for purposes of the REMIC Provisions under the federal income tax law.

        The REMIC II Regular Interests will be "regular interests" in REMIC II and the
Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law.

        IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            GMACM HOME EQUITY LOAN TRUST 2006-HE3, as
                                            Issuer

                                            By:  WILMINGTON TRUST COMPANY, not in its
                                                 individual capacity but solely as
                                                 Owner Trustee

                                            By: _______________________________
                                                Name:
                                                Title:

                                            JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
                                            as Indenture Trustee

                                            By:_______________________________
                                                Name:
                                                Title:

JPMORGAN CHASE BANK, NATIONAL
ASSOCIATION
hereby accepts appointment as Paying
Agent pursuant to Section 3.03
hereof
and as Note Registrar pursuant to
Section
4.02 hereof.

By: ___________________________________
Name:
Title:

Signatures and Seals

STATE OF _______________     )
                             )       ss.:
COUNTY OF _____________      )

        On this ___ day of August 2006, before me personally appeared ____________,  to me known,  who being by me duly  sworn,  did depose  and say,  that  he/she  resides at
_____________,  that he/she is the ____________ of Wilmington Trust Company,  the Owner
Trustee,   one  of  the  corporations   described  in  and  which  executed  the  above
instrument;  that he/she knows the seal of said  corporation;  that the seal affixed to said  instrument is such corporate  seal;  that it was so affixed by order of the Board of Directors of said  corporation;  and that he/she signed his/her name thereto by like order.

        ____________________________________
               Notary Public

Acknowledgements

STATE OF _______________     )
                             ) ss.:
COUNTY OF _____________      )

        On this ___ day of August 2006, before me personally  appeared  __________,  to me known,  who being by me duly  sworn,  did depose  and say,  that  he/she  resides at
_____________;  that  he/she  is the  ___________  of  JPMorgan  Chase  Bank,  National
Association  as  Indenture  Trustee,  one of the  corporations  described  in and which executed the above  instrument;  that he/she knows the seal of said  corporation;  that the seal affixed to said  instrument is such corporate  seal; that it was so affixed by order of the Board of Directors of said  corporation;  and that he/she  signed  his/her name thereto by like order.

        _______________________________
               Notary Public

NOTORIAL SEAL

                                          EXHIBIT A
                                        FORM OF NOTES

UNLESS  THIS  NOTE IS  PRESENTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF THE  DEPOSITORY  TRUST
COMPANY,  A NEW YORK  CORPORATION  ("DTC"),  TO THE  ISSUER OR ITS AGENT FOR  REGISTRATION  OF
TRANSFER,  EXCHANGE OR PAYMENT,  AND ANY NOTE ISSUED IS  REGISTERED  IN THE NAME OF CEDE & CO.
OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC  (AND  ANY
PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS  REQUESTED  BY AN  AUTHORIZED
REPRESENTATIVE  OF DTC),  ANY  TRANSFER,  PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY
OR TO ANY PERSON IS WRONGFUL  INASMUCH AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN  INSTALLMENTS AS SET FORTH HEREIN.  ACCORDINGLY,  THE
OUTSTANDING  PRINCIPAL  AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE  AMOUNT  SHOWN ON
THE FACE HEREOF.

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS NOTE IS A "REGULAR  INTEREST" IN A "REAL
ESTATE  MORTGAGE  INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS
860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

THIS NOTE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS,  THE DEPOSITOR,  THE
SERVICER,  THE INDENTURE  TRUSTEE,  THE OWNER TRUSTEE OR GMAC MORTGAGE  GROUP,  INC. OR ANY OF
THEIR  RESPECTIVE  AFFILIATES,  EXCEPT AS  EXPRESSLY  PROVIDED IN THE  INDENTURE  OR THE OTHER
BASIC DOCUMENTS.

THE HOLDER OF THIS NOTE IS DEEMED TO HAVE  REPRESENTED  THAT THE  ACQUISITION  OF THIS NOTE BY
THE HOLDER DOES NOT CONSTITUTE OR GIVE RISE TO A PROHIBITED  TRANSACTION  UNDER SECTION 406 OF
ERISA OR  SECTION  4975 OF THE CODE,  FOR WHICH NO  STATUTORY,  REGULATORY  OR  ADMINISTRATIVE
EXEMPTION IS AVAILABLE.

                            GMACM HOME EQUITY LOAN TRUST 2006-HE3

                       GMACM Home Equity Loan-Backed Note, Class A-[  ]

Registered                                                       Initial Note Balance:
                                                                 $_________

No. A-[  ]-__                                                    Note                    Rate:
[Variable][Fixed]

                                                                 CUSIP NO. _________

        GMACM Home Equity Loan Trust  2006-HE3,  a statutory trust duly organized and existing under  the laws of the State of  Delaware  (herein  referred  to as the  "Issuer"),  for value received,  hereby promises to pay to Cede & Co. or its registered  assigns,  the principal sum of  __________________dollars  ($_________),  payable on each  Payment Date in an amount equal to the pro rata portion  allocable  hereto (based on the Initial Note Balance  specified above and the  Initial  Note  Balance  of all Class A-__  Notes) of the  aggregate  amount,  if any, payable  from the Note  Payment  Account  in respect  of  principal  of the Class A Notes (the
"Notes")  pursuant  to  Section  3.05 of the  indenture  dated  as of  August  30,  2006  (the
"Indenture"),  between the Issuer and JPMorgan Chase Bank, National Association,  as indenture trustee (the "Indenture  Trustee");  provided,  however,  provided however,  the entire unpaid principal  amount of this Note  shall be due and  payable on the  Payment  Date  occurring  in
October  2036,  in each case,  to the  extent not  previously  paid on a prior  Payment  Date.
Capitalized  terms  used  herein  that are not  otherwise  defined  shall  have  the  meanings ascribed thereto in Appendix A to the Indenture.

        Interest on the Notes will be paid  monthly on each  Payment Date at the Note Rate for the related  Interest  Period  subject to limitations  that may result in Interest  Shortfalls
(as further  described in the  Indenture).  Interest on this Note will accrue for each Payment
Date from the most recent  Payment  Date on which  interest  has been paid (in the case of the first Payment  Date,  from the Closing  Date) to but  excluding  such Payment  Date.  Interest will be  computed  on the basis of the  actual  number of days in each  Interest  Period and a year assumed to consist of 360 days.

        Principal  of and  interest  on this Note are  payable in such coin or currency of the
United  States of America as at the time of payment is legal  tender for payment of public and private  debts.  All  payments  made by the Issuer with  respect to this Note shall be applied first to  interest  due and  payable  on this Note as  provided  above and then to the  unpaid principal of this Note.

        Unless the  certificate  of  authentication  hereon has been executed by the Indenture
Trustee whose name appears below by manual  signature,  this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

        This Note is one of a duly authorized issue of Notes of the Issuer,  designated as its
GMACM Home Equity  Loan-Backed  Notes,  Series  2006-HE3 (the "Series  2006-HE3  Notes"),  all
issued  under the  Indenture,  to which  Indenture  and all  indentures  supplemental  thereto reference is hereby made for a statement of the respective  rights and obligations  thereunder of the Issuer,  the Indenture  Trustee and the Noteholders of the Series  2006-HE3 Notes.  The
Series 2006-HE3 Notes are subject to all terms of the Indenture.

        The Series  2006-HE3  Notes (the "Notes") are and will be equally and ratably  secured by the collateral pledged as security therefor as provided in the Indenture.

        This Note is entitled to the benefits of an irrevocable  and  unconditional  financial guaranty insurance policy issued by Financial Guaranty Insurance Company.

        Principal  of and  interest  on this  Note  will be  payable  on  each  Payment  Date, commencing  on September  25, 2006, as described in the  Indenture.  "Payment  Date" means the twenty-fifth  day of each  month,  or, if any such date is not a Business  Day,  then the next succeeding Business Day.

        Unless an Early  Amortization  Event (as defined in the Indenture) shall have occurred and be continuing,  it is expected that the entire unpaid  principal amount of this Note shall be due and payable on the related  Targeted  Final Payment Date in  accordance  with the terms
of  the   Indenture,   to  the  extent  not   previously   paid  on  a  prior   Payment  Date.
Notwithstanding  the foregoing,  the entire unpaid  principal amount of this Note shall be due and payable in full on the Payment  Date in October  2036  pursuant to the  Indenture,  to the extent not  previously  paid on a prior Payment Date.  Notwithstanding  the  foregoing,  if an
Event of Default  shall have  occurred and be  continuing,  then the  Indenture  Trustee,  the
Enhancer or the  Noteholders of Notes  representing  not less than a majority of the aggregate
Note  Balance of the Notes,  with the  consent of the  Enhancer,  may  declare the Notes to be immediately  due and payable in the manner  provided  in Section  5.02 of the  Indenture.  All principal  payments on the Notes shall be made pro rata to the  Noteholders  of Notes entitled thereto.

        Any  installment  of  interest  or  principal,  if any,  payable  on any Note  that is punctually  paid or duly  provided for by the Issuer on the  applicable  Payment Date shall be paid to the related  Noteholder on the  preceding  Record Date, by wire transfer to an account specified in writing by such Noteholder  reasonably  satisfactory to the Indenture  Trustee as of the  preceding  Record  Date  or,  if no  such  instructions  have  been  delivered  to the
Indenture  Trustee,  by check or money order to such  Noteholder  mailed to such  Noteholder's address as it appears in the Note  Register,  the amount  required to be  distributed  to such
Noteholder on such Payment Date pursuant to such Noteholder's Notes;  provided,  however, that the Indenture  Trustee  shall not pay to such  Noteholder  any amount  required to be withheld from a payment to such  Noteholder  by the Code.  Any  reduction  in the  principal  amount of this  Note  (or  any one or more  predecessor  Notes)  effected  by any  payments  made on any
Payment  Date  shall be  binding  upon all  future  Noteholders  of this  Note and of any Note issued upon the  registration  of transfer  hereof or in  exchange  hereof or in lieu  hereof, whether or not noted  hereon.  If funds are  expected  to be  available,  as  provided  in the
Indenture,  for payment in full of the then remaining  unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee,  in the name of and on behalf of the Issuer,  will notify the Person who was the  registered  Noteholder  hereof as of the Record Date  preceding such Payment Date by notice  mailed or  transmitted  by facsimile  prior to such Payment Date, and the amount then due and payable shall be payable only upon  presentation  and surrender of this Note at the address specified in such notice of final payment.

        As provided in the Indenture  and subject to certain  limitations  set forth  therein, the transfer of this Note may be registered  on the Note Register upon  surrender of this Note for  registration  of transfer at the Corporate  Trust Office of the Indenture  Trustee,  duly endorsed by, or accompanied by a written  instrument of transfer in form  satisfactory  to the
Indenture Trustee duly executed by, the Noteholder  hereof or such Noteholder's  attorney duly authorized in writing,  with such signature guaranteed by an "eligible guarantor  institution"
meeting the  requirements  of the Note Registrar,  which  requirements  include  membership or participation in the Securities  Transfer Agent's  Medallion  Program  ("STAMP") or such other
"signature  guarantee  program" as may be determined by the Note  Registrar in addition to, or in  substitution  for,  STAMP,  all in accordance  with the Exchange Act, and thereupon one or more new Notes in authorized  denominations  and in the same aggregate  principal  amount will be issued to the  designated  transferee  or  transferees.  No service  charge will be charged for any  registration  of  transfer or exchange  of this Note,  but the Note  Registrar  shall require  payment  of a sum  sufficient  to cover any tax or  governmental  charge  that may be imposed in connection with any registration of transfer or exchange of this Note.

        Each  Noteholder or Beneficial  Owner of a Note, by its  acceptance of a Note,  or, in the case of a  Beneficial  Owner of a Note,  a beneficial  interest in a Note,  covenants  and agrees  that  no  recourse  may  be  taken,  directly  or  indirectly,  with  respect  to  the obligations of the Issuer,  the Owner  Trustee,  the Sellers,  the Servicer,  the Depositor or
the  Indenture  Trustee  on the  Notes or under  the  Indenture  or any  certificate  or other writing  delivered in connection  therewith,  against (i) the  Indenture  Trustee or the Owner
Trustee in its individual  capacity,  (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner,  beneficiary,  agent, officer, director or employee of the Indenture
Trustee or the Owner Trustee in its individual  capacity,  any holder of a beneficial interest in the Issuer,  the Owner  Trustee or the  Indenture  Trustee or of any successor or assign of the Indenture  Trustee or the Owner  Trustee in its  individual  capacity,  except as any such
Person may have  expressly  agreed  and except  that any such  partner,  owner or  beneficiary shall be fully liable,  to the extent provided by applicable law for any unpaid  consideration for stock,  unpaid  capital  contribution  or failure to pay any  installment or call owing to such entity.

        Each Noteholder or Beneficial  Owner of a Note, by its acceptance of a Note or, in the case of a Beneficial  Owner of a Note, a beneficial  interest in a Note,  covenants and agrees by accepting the benefits of the Indenture that such  Noteholder or Beneficial  Owner will not at any  time  institute  against  the  Depositor  or the  Issuer,  or join in any  institution against  the  Depositor  or  the  Issuer  of,  any  bankruptcy,  reorganization,  arrangement, insolvency or liquidation  proceedings  under any United States federal or state bankruptcy or similar law in connection  with any  obligations  relating to the Notes,  the Indenture or the other Basic Documents.

        The Issuer has entered into the  Indenture  and this Note is issued with the intention that, for federal,  state and local income,  single  business and franchise tax purposes,  the
Notes will qualify as  indebtedness  of the Issuer.  Each  Noteholder  by its  acceptance of a
Note (and each  Beneficial  Owner of a Note by its  acceptance  of a beneficial  interest in a
Note),  agrees to treat the Notes for federal,  state and local  income,  single  business and franchise tax purposes as indebtedness of the Issuer.

        Prior to the due  presentment  for  registration of transfer of this Note, the Issuer, the  Indenture  Trustee  and any agent of the Issuer or the  Indenture  Trustee  may treat the
Person in the name of which this Note is registered (as of the day of  determination  or as of such other date as may be specified in the  Indenture)  as the owner hereof for all  purposes, whether or not this Note be overdue,  and none of the  Issuer,  the  Indenture  Trustee or any such agent shall be affected by notice to the contrary.

        The  Indenture  permits,  with certain  exceptions  therein  provided,  the  amendment thereof and the  modification  of the rights and  obligations  of the Issuer and the Indenture
Trustee and the rights of the  Noteholders  of the Series  2006-HE3  Notes under the Indenture at any time by the Issuer and the  Indenture  Trustee with the consent of the Enhancer and the
Noteholders  of Notes  representing a majority of the aggregate Note Balance of the Notes then
Outstanding  and with  prior  notice to the  Rating  Agencies.  The  Indenture  also  contains provisions  permitting the  Noteholders  of Notes  representing  specified  percentages of the
Note  Balances  of the  Series  2006-HE3  Notes,  on behalf of the  Noteholders  of all Series
2006-HE3  Notes,  to waive  compliance by the Issuer with certain  provisions of the Indenture and certain past  defaults  under the Indenture  and their  consequences.  Any such consent or waiver  by the  Noteholder  of this  Note  (or any one of more  predecessor  Notes)  shall  be conclusive and binding upon such  Noteholder and upon all future  Noteholders of this Note and of any Note issued upon the  registration  of transfer hereof or in exchange hereof or in lieu hereof  whether  or not  notation  of such  consent  or waiver is made  upon  this  Note.  The
Indenture  also permits the Issuer and the  Indenture  Trustee to amend or waive certain terms and  conditions  set forth in the Indenture  without the consent of  Noteholders of the Series
2006-HE3  Notes  issued  thereunder  but with  prior  notice to the  Rating  Agencies  and the
Enhancer.

        The term  "Issuer" as used in this Note includes any successor or the Issuer under the
Indenture.

        The Issuer is permitted by the  Indenture,  under certain  circumstances,  to merge or consolidate,  subject to the rights of the  Indenture  Trustee  and the  Noteholders  of Notes
under the Indenture.

        The Notes are issuable only in  registered  form in  denominations  as provided in the
Indenture, subject to certain limitations therein set forth.

        This Note and the  Indenture  shall be  construed in  accordance  with the laws of the
State  of  New  York,  without  reference  to  its  conflicts  of  law  provisions,   and  the
obligations,  rights and remedies of the parties  hereunder and thereunder shall be determined in accordance with such laws.

        No  reference  herein  to the  Indenture  and no  provision  of  this  Note  or of the
Indenture  shall  alter  or  impair  the  obligation  of the  Issuer,  which is  absolute  and unconditional,  to pay the  principal  of and  interest  on this Note at the times,  place and rate, and in the coin or currency herein prescribed.

        Anything herein to the contrary  notwithstanding,  except as expressly provided in the
Basic Documents,  none of Wilmington Trust Company in its individual capacity,  JPMorgan Chase
Bank, National  Association.  in its individual  capacity,  any owner of a beneficial interest in  the  Issuer,  or  any of  their  respective  partners,  beneficiaries,  agents,  officers, directors,  employees  or  successors  or assigns  shall be  personally  liable for, nor shall recourse be had to any of them for,  the payment of  principal  of or interest on this Note or the  performance  of,  or  the  failure  to  perform,  any of the  covenants,  obligations  or indemnifications  contained in the  Indenture.  The Noteholder of this Note, by its acceptance hereof,  agrees that, except as expressly  provided in the Basic Documents,  in the case of an
Event of Default under the Indenture,  such Noteholder  shall have no claim against any of the foregoing  for any  deficiency,  loss or claim  therefrom;  provided,  however,  that  nothing contained  herein shall be taken to prevent recourse to, and enforcement  against,  the assets of the Issuer for any and all  liabilities,  obligations  and  undertakings  contained  in the
Indenture or in this Note.

        The  Servicer  shall have the right to  purchase  from the Issuer all of the  Mortgage
Loans and related REO  Property if the  aggregate  Note Balance of the Notes as of any Payment
Date is less than 10% of the  aggregate  Note  Balance  of the Notes as of the  Closing  Date,
(provided  that a draw on the  Policy  would  not  occur  as a  result  of such  purchase  and
provided  further  that  the  purchase  price  will  provide   sufficient  funds  to  pay  the
outstanding  Note Balance and accrued and unpaid  interest on the Notes to the Payment Date on which such amounts are to be  distributed  to the  Securityholders),  at a price equal to 100%
of the aggregate unpaid Principal  Balance of all such remaining  Mortgage Loans, plus accrued and unpaid interest  thereon at the weighted  average of the Loan Rates thereon up to the date
preceding   the  Payment   Date  on  which  such  amounts  are  to  be   distributed   to  the
Securityholders  (and  in the  case  of  REO  Property,  the  fair  market  value  of the  REO
Property),  plus any  amounts  due and owing to the  Enhancer  under the  Insurance  Agreement related to the  Mortgage  Loans or the Notes (and any unpaid  Servicing  Fee  relating  to the
Mortgage  Loans shall be deemed to have been paid at such time),  plus any Interest  Shortfall and interest owed thereon to the Noteholders.

        IN  WITNESS  WHEREOF,  the  Owner  Trustee,  on behalf  of the  Issuer  and not in its individual capacity, has caused this Note to be duly executed.

                                            GMACM HOME EQUITY LOAN TRUST 2006-HE3

                                            By:  WILMINGTON   TRUST   COMPANY,   not   in  its
                                                 individual   capacity  but  solely  as  Owner
                                                 Trustee

Dated:  ___________________

                                            By: ________________________________________________
                                                Authorized Signatory

                                CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture.

                                            JPMorgan Chase Bank, National Association.,
                                            not in its individual capacity but solely as
                                            Indenture Trustee

Dated:  ___________________

                                            By:__________________________________________________
                                                Authorized Signatory

                                          ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: _______________

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 __________________________________________________________________________________________
                                (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints
___________________________,   attorney,   to  transfer  said  Note  on  the  books  kept  for
registration thereof, with full power of substitution in the premises.

Dated:  _______________                     ____________________________________ */
                                            Signature Guaranteed:

                                            ____________________________________ */

_________________

*       NOTICE:  The  signature  to this  assignment  must  correspond  with  the  name of the registered  owner as it  appears  on the face of the  within  Term  Note in every  particular, without alteration,  enlargement or any change whatever.  Such signature must be guaranteed by an "eligible  guarantor  institution"  meeting the  requirements of the Note Registrar,  which requirements  include membership or participation in STAMP or such other "signature  guarantee program" as may be determined by the Note  Registrar in addition to, or in  substitution  for,
STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                          EXHIBIT B
                         FORM OF RULE 144A INVESTMENT REPRESENTATION

                   Description of Rule 144A Securities, including numbers:
                       _______________________________________________
                       _______________________________________________
                       _______________________________________________
                       _______________________________________________

        The  undersigned  buyer (the  "Buyer"),  intends to acquire  the Rule 144A  Securities described above from the seller (the "Seller").

        1.     In  connection  with  such  transfer  and in  accordance  with  the  agreements pursuant to which the Rule 144A  Securities  were  issued,  the Seller  hereby  certifies  the
following   facts:   Neither  the  Seller  nor  anyone  acting  on  its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other similar  security  form, or otherwise  approached or negotiated  with  respect  to  the  Rule  144A  Securities,  any  interest  in the  Rule  144A
Securities or any other similar  security with, any person in any manner,  or made any general solicitation  by means of  general  advertising  or in any  other  manner,  or taken any other action,  that  would  constitute  a public  offering  of the Rule  144A  Securities  under the
Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition of the Rule 144A  Securities  a  violation  of Section 5 of the 1933 Act or require  registration pursuant  thereto,  and that the Seller has not offered the Rule 144A Securities to any person other  than the Buyer or  another  "qualified  institutional  buyer" as  defined  in Rule 144A under the 1933 Act.

        2.     The Buyer  warrants  and  represents  to, and  covenants  with,  the  Indenture
Trustee  and the  Issuer  (as  defined  in the  indenture  dated as of  August  30,  2006 (the
"Indenture"),  between GMACM Home Equity Loan Trust  2006-HE3,  as Issuer,  and JPMorgan Chase
Bank, National Association,  as Indenture Trustee,  pursuant to Section 4.02 of the Indenture, as follows:

               a.     The  Buyer  understands  that the  Rule  144A  Securities  have not been registered under the 1933 Act or the securities laws of any state.

               b.     The Buyer considers  itself a substantial,  sophisticated  institutional investor  having such knowledge and experience in financial and business  matters that it is  capable of  evaluating  the  merits  and risks of  investment  in the Rule 144A
        Securities.

               c.     The Buyer has been  furnished  with all  information  regarding the Rule
        144A  Securities  that it has requested from the Seller,  the Indenture  Trustee,  the
        Owner Trustee or the Servicer.

               d.     Neither  the  Buyer  nor  anyone  acting  on  its  behalf  has  offered, transferred,  pledged,  sold or otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other  similar  security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A
        Securities,  any interest in the Rule 144A  Securities or any other  similar  security from, or otherwise  approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A  Securities  or any other  similar  security  with,  any person  in  any  manner,  or  made  any  general  solicitation  by  means  of  general advertising or in any other manner,  or taken any other action,  that would constitute a public offering of the Rule 144A Securities  under the 1933 Act or that would render the  disposition of the Rule 144A  Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto,  nor will it act, nor has it authorized or will it  authorize  any person to act, in such  manner  with  respect to the Rule 144A
        Securities.

               e.     The Buyer is a "qualified  institutional  buyer" as that term is defined in  Rule  144A  under  the  1933  Act  and  has  completed  either  of  the  forms  of certification  to that  effect  attached  hereto  as Annex 1 or Annex 2. The  Buyer is aware  that  the sale to it is being  made in  reliance  on Rule  144A.  The  Buyer is acquiring  the Rule 144A  Securities  for its own  account  or the  accounts  of other qualified  institutional  buyers,  understands  that such Rule 144A  Securities may be resold,  pledged  or  transferred  only (i) to a person  reasonably  believed  to be a qualified  institutional  buyer that  purchases for its own account or for the account of a qualified  institutional buyer to whom notice is given that the resale, pledge or transfer  is  being  made in  reliance  on Rule  144A,  or (ii)  pursuant  to  another exemption from registration under the 1933 Act.

        3.     This document may be executed in one or more  counterparts and by the different parties hereto on separate counterparts,  each of which, when so executed,  shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

        IN WITNESS  WHEREOF,  the Buyer has  executed  this  document as of the date set forth below.

Print Name of Buyer

By:______________________________________
Name:
Title:

Taxpayer Identification:

No. _____________________________________
Date:

                                                                          ANNEX 1 TO EXHIBIT B

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                   [For Buyers Other Than Registered Investment Companies]

        The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule  144A
Investment Representation to which this Certification is attached:

        1.     As indicated below, the undersigned is the President,  Chief Financial Officer,
Senior Vice President or other executive officer of the Buyer.

        2.     In  connection  with  purchases  by  the  Buyer,  the  Buyer  is  a  "qualified institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933, as amended  ("Rule  144A")  because (i) the Buyer  owned  and/or  invested on a  discretionary basis $______________________** in  securities  (except for the excluded  securities  referred to below) as of the end of the Buyer's most recent  fiscal year (such amount being  calculated in  accordance  with Rule 144A) and (ii) the Buyer  satisfies  the  criteria  in the  category marked below.

        ___    Corporation,  etc. The Buyer is a corporation  (other than a bank,  savings and loan association or similar  institution),  placeStateMassachusetts  or similar statutory trust,  partnership,  or charitable organization described in Section
               501(c)(3) of the Internal Revenue Code.

        ___    Bank. The Buyer (a) is a national bank or banking  institution  organized under the laws of any State,  territory or the District of Columbia,  the business of which is  substantially  confined to banking and is  supervised by the State or territorial  banking  commission  or similar  official or is a foreign  bank or equivalent  institution,  and  (b)  has  an  audited  net  worth  of  at  least
               $25,000,000 as demonstrated in its latest annual financial  statements,  a copy of which is attached hereto.

_________________
**  Buyer  must  own  and/or  invest  on  a  discretionary  basis  at  least  $100,000,000  in securities  unless  Buyer is a dealer,  and, in that case,  Buyer must own and/or  invest on a discretionary basis at least $10,000,000 in securities.

        ___    Savings  and Loan.  The Buyer (a) is a savings and loan  association,  building and loan  association,  cooperative  bank,  homestead  association  or  similar institution,  which is supervised and examined by a State or Federal  authority having  supervision over any such institutions or is a foreign savings and loan association  or equivalent  institution  and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

        ___    Broker-Dealer.  The Buyer is a dealer registered  pursuant to Section 15 of the
               Securities Exchange Act of 1934, as amended.

        ___    Insurance  Company.  The  Buyer  is an  insurance  company  whose  primary  and predominant  business activity is the writing of insurance or the reinsuring of risks  underwritten by insurance  companies and which is subject to supervision by the  insurance  commissioner  or a similar  official or agency of a state or territory or the District of Columbia.

        ___    State or Local  Plan.  The  Buyer is a plan  established  and  maintained  by a state,  its political  subdivisions,  or any agency or  instrumentality  of the state or its political subdivisions, for the benefit of its employees.

        ___    ERISA Plan.  The Buyer is an employee  benefit plan within the meaning of Title
               I of the Employee Retirement Income Security Act of 1974, as amended.

        ___    Investment  Adviser.  The Buyer is an investment  adviser  registered under the
               Investment Advisers Act of 1940, as amended.

        ___    SBIC. The Buyer is a Small  Business  Investment  Company  licensed by the U.S.
               Small  Business  Administration  under  Section  301(c)  or (d)  of  the  Small
               Business Investment Act of 1958, as amended.

        ___    Business  Development  Company.  The Buyer is a business development company as defined  in Section  202(a)(22)  of the  Investment  Advisers  Act of 1940,  as
               amended.

        ___    Trust  Fund.  The  Buyer  is a trust  fund  whose  trustee  is a bank or  trust company  and whose  participants  are  exclusively  (a) plans  established  and
               maintained  by  a  State,  its  political   subdivisions,   or  any  agency  or
               instrumentality of the State or its political subdivisions,  for the benefit of its employees,  or (b) employee  benefit plans within the meaning of Title I of the Employee  Retirement  Income  Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

        3.     The term  "securities"  as used  herein  does not  include  (i)  securities  of issuers  that are  Affiliated  with the  Buyer,  (ii)  securities  that are part of an  unsold allotment  to or  subscription  by the Buyer,  if the Buyer is a dealer,  (iii)  bank  deposit notes and certificates of deposit, (iv) loan participations,  (v) repurchase agreements,  (vi)
securities owned but subject to a repurchase  agreement and (vii) currency,  interest rate and commodity swaps.

        4.     For purposes of  determining  the aggregate  amount of securities  owned and/or invested on a  discretionary  basis by the Buyer,  the Buyer used the cost of such  securities to the  Buyer  and  did  not  include  any  of the  securities  referred  to in the  preceding paragraph.  Further,  in  determining  such  aggregate  amount,  the Buyer  may have  included
securities  owned  by  subsidiaries  of  the  Buyer,   but  only  if  such   subsidiaries  are
consolidated  with  the  Buyer  in  its  financial  statements  prepared  in  accordance  with generally  accepted  accounting  principles and if the  investments of such  subsidiaries  are managed  under the  Buyer's  direction.  However,  such  securities  were not  included if the
Buyer is a  majority-owned,  consolidated  subsidiary of another  enterprise  and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

        5.     The Buyer  acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties  related to the Rule 144A  Securities  are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___    ___          Will the Buyer be purchasing the Rule 144A
  Yes    No           Securities only for the Buyer's own account?

        6.     If the answer to the  foregoing  question is "no",  the Buyer agrees  that,  in connection  with any  purchase  of  securities  sold to the Buyer for the  account  of a third party  (including  any  separate  account)  in  reliance  on Rule  144A,  the Buyer  will only purchase  for the  account  of a third  party that at the time is a  "qualified  institutional buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer  agrees that the Buyer will not  purchase  securities  for  a  third  party  unless  the  Buyer  has  obtained  a  current representation  letter from such third party or taken other appropriate steps  contemplated by
Rule 144A to conclude that such third party  independently  meets the definition of "qualified institutional buyer" set forth in Rule 144A.

        7.     The Buyer will notify each of the parties to which this  certification  is made of any changes in the  information  and conclusions  herein.  Until such notice is given,  the
Buyer's   purchase  of  Rule  144A  Securities   will  constitute  a  reaffirmation   of  this
certification as of the date of such purchase.

                                            Print Name of Buyer

                                            By: ___________________________________________
                                                Name:
                                                Title:

                                                Date:

                                                                          ANNEX 2 TO EXHIBIT B

                   QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                    [For Buyers That Are Registered Investment Companies]

        The  undersigned  hereby  certifies  as  follows  in  connection  with the  Rule  144A
Investment Representation to which this certification is attached:

               1.     As indicated  below,  the undersigned is the President,  Chief Financial
Officer or Senior Vice  President of the Buyer or, if the Buyer is a "qualified  institutional buyer" as that term is defined in Rule 144A  under the  Securities  Act of 1933  ("Rule 144A")
because  Buyer is part of a Family of  Investment  Companies  (as defined  below),  is such an officer of the Adviser (as defined below).

               2.     In  connection  with  purchases  by  Buyer,  the  Buyer is a  "qualified institutional  buyer" as  defined  in SEC  Rule 144A  because  (i) the Buyer is an  investment company  registered  under the Investment  Company Act of 1940, and (ii) as marked below,  the
Buyer alone,  or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000 in securities  (other  than the  excluded  securities  referred  to  below)  as of the end of the
Buyer's most recent fiscal year.  For purposes of determining  the amount of securities  owned by the Buyer or the Buyer's Family of Investment  Companies,  the cost of such  securities was used.

____    The Buyer owned  $________________  in securities (other than the excluded  securities referred to below) as of the end of the Buyer's  most recent  fiscal year (such amount being calculated in accordance with Rule 144A).

____    The Buyer is part of a Family of  Investment  Companies  which owned in the  aggregate
        $______________ in securities (other than the excluded  securities  referred to below)
        as of the end of the Buyer's most recent fiscal year (such amount being  calculated in accordance with Rule 144A).

               3.     The term "Family of  Investment  Companies"  as used herein means two or more  registered  investment  companies  (or  series  thereof)  that have the same  investment adviser or investment  advisers  (each,  an "Adviser") that are affiliated (by virtue of being majority  owned  subsidiaries  of the same  parent or  because  one  investment  adviser  is a majority owned subsidiary of the other).

               4.     The term  "securities" as used herein does not include (i) securities of issuers that are  affiliated  with the Buyer or are part of the Buyer's  Family of  Investment
Companies,  (ii) bank deposit notes and  certificates of deposit,  (iii) loan  participations,
(iv) repurchase  agreements,  (v) securities  owned but subject to a repurchase  agreement and
(vi) currency, interest rate and commodity swaps.

               5.     The Buyer is familiar with  Rule 144A and  understands  that each of the parties to which this  certification  is made are  relying  and will  continue  to rely on the statements  made  herein  because  one or more  sales  to the  Buyer  will be in  reliance  on
Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

               6.     The  undersigned   will  notify  each  of  the  parties  to  which  this
certification  is made of any changes in the information and  conclusions  herein.  Until such notice,  the Buyer's  purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                            Print Name of Buyer

                                            By:  ____________________________________
                                                Name:
                                                Title:

                                           IF AN ADVISER:

                                           Print Name of Buyer

                                           Date: ___________________________________

                                          EXHIBIT C
                            FORM OF INVESTOR REPRESENTATION LETTER

                                    _______________ , 20__

               Re:    GMACM HOME EQUITY LOAN TRUST 2006-HE3
                      GMACM Home Equity Loan-Backed Term Notes

Ladies and Gentlemen:

               [__________________]  (the  "Purchaser")  intends to purchase from  [_________]
(the  "Seller")  $[__________]  Term  Notes,  GMACM  Home  Equity  Loan  Trust  2006-HE3  (the
"Notes"),  issued  pursuant to the Indenture  (the  "Indenture"),  dated as of August 30, 2006 between GMACM Home Equity Loan Trust 2006-HE3,  as Issuer,  and JPMorgan Chase Bank,  National
Association,  as Indenture  Trustee (the "Indenture  Trustee").  All terms used herein and not otherwise  defined shall have the meanings set forth in the  Indenture.  The Purchaser  hereby certifies,  represents  and  warrants to, and  covenants  with,  the Issuer and the  Indenture
Trustee that:

               1.     The Purchaser  understands that (a) the Notes have not been and will not be registered or qualified  under the  Securities  Act of 1933, as amended (the "Act")
        or any state  securities  law,  (b) the  Depositor  is not  required to so register or qualify  the  Notes,  (c) the Notes may be resold  only if  registered  and  qualified pursuant to the provisions of the Act or any state  securities law, or if an exemption from such  registration  and  qualification is available,  (d) the Indenture  contains restrictions  regarding the transfer of the Notes and (e) the Notes will bear a legend to the foregoing effect.

               2.     The Purchaser is acquiring the Notes for its own account for  investment only and not with a view to or for sale in connection  with any  distribution  thereof in any manner that would violate the Act or any applicable state securities laws.

               3.     The  Purchaser  is  (a)  a  substantial,   sophisticated   institutional
        investor having such knowledge and experience in financial and business matters,  and, in particular,  in such matters related to securities  similar to the Notes, such that it is capable of evaluating the merits and risks of investment in the Notes,  (b) able to bear the economic  risks of such an  investment  and (c) an  "accredited  investor"
        within the meaning of Rule 501(a) promulgated pursuant to the Act.

               4.     The Purchaser has been  furnished  with,  and has had an  opportunity to review (a) a copy of the  Indenture  and (b) such  other  information  concerning  the
        Notes,  the Mortgage  Loans and the  Depositor as has been  requested by the Purchaser from the  Depositor  or the Seller and is  relevant  to the  Purchaser's  decision  to purchase  the Notes.  The  Purchaser  has had any  questions  arising from such review answered by the Depositor or the Seller to the satisfaction of the Purchaser.

               5.     The  Purchaser  has not and  will not nor has it  authorized  or will it authorize any person to (a) offer,  pledge, sell, dispose of or otherwise transfer any
        Note,  any  interest  in any Note or any other  similar  security to any person in any manner,  (b)  solicit  any offer to buy or to accept a  pledge,  disposition  of other transfer of any Note, any interest in any Note or any other similar  security from any person in any manner,  (c) otherwise  approach or negotiate  with respect to any Note, any interest in any Note or any other similar  security with any person in any manner,
        (d) make any  general  solicitation  by means of general  advertising  or in any other manner or (e) take any other  action,  that (as to any of (a) through (e) above) would constitute  a public  offering  of any Note  under  the Act,  that  would  render  the disposition  of any Note a violation  of Section 5 of the Act or any state  securities law,  or that would  require  registration  or  qualification  pursuant  thereto.  The
        Purchaser will not sell or otherwise  transfer any of the Notes,  except in compliance with the provisions of the Indenture.

               6.     The  Purchaser  will  comply  with  all  applicable  federal  and  state securities  laws,  and  with  the  terms  of the  Indenture,  in  connection  with any subsequent resale of the Notes by the Purchaser.

                                            Very truly yours,

                                             By:   ___________________
                                             Name:
                                             Title:

                                          EXHIBIT D
                                FORM OF TRANSFEROR CERTIFICATE

                                    _______________ , 20__

               Re:    GMACM HOME EQUITY LOAN TRUST 2006-HE3
                      GMACM Home Equity Loan-Backed Term Notes

Ladies and Gentlemen:

               This  letter  is  delivered  to  you  in   connection   with  the  transfer  by
[___________________________]  (the "Seller") to  [___________________]  (the  "Purchaser") of
$[_______]  Term Notes,  GMACM Home Equity Loan Trust 2006-HE3 (the "Notes"),  issued pursuant to the  Indenture  (the  "Indenture"),  dated as of August 30, 2006 between  GMACM Home Equity
Loan Trust 2006-HE3,  as Issuer, and JPMorgan Chase Bank, National  Association,  as Indenture
Trustee (the  "Indenture  Trustee").  All terms used herein and not  otherwise  defined  shall have the meanings set forth in the  Indenture.  The Seller hereby  certifies,  represents  and warrants to, and covenants with, the Issuer and the Indenture Trustee that:

              Neither  the Seller nor anyone  acting on its behalf has (a)  offered,  pledged, sold,  disposed of or otherwise  transferred  any Note,  any interest in any Note or any other similar  security  to any  person  in any  manner,  (b) has  solicited  any offer to buy or to accept a pledge,  disposition  or other  transfer of any Note, any interest in any Note or any other  similar  security  from any  person in any  manner,  (c) has  otherwise  approached  or negotiated  with respect to any Note,  any interest in any Note or any other similar  security with any person in any  manner,  (d) has  made any  general  solicitation  by means of general advertising  or in any other manner,  or (e) has  taken any other  action,  that (as to any of
(a) through (e) above) would  constitute a distribution  of the Notes under the Securities Act of 1933 (the "Act"),  that would render the  disposition  of any Note a violation of Section 5 of the Act or any state  securities law, or that would require  registration or  qualification pursuant  thereto.  The  Seller  will not  act,  in any  manner  set  forth  in the  foregoing sentence  with  respect  to any  Note.  The  Seller  has not and will  not  sell or  otherwise transfer any of the Notes, except in compliance with the provisions of the Indenture.

                                            Very truly yours,

                                            (Seller)

                                            By:  _________________________________________
                                                Name:
                                                Title: